                                              File Numbers 33-80752 and 811-8586

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

                          Pre-Effective Amendment Number ___

                          Post-Effective Amendment Number 14

                                        and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                  Amendment Number 15

                           ADVANTUS CORNERSTONE FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)


                 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
                       (Address of Principal Executive Offices)
          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (651) 665-3826


         ERIC J. BENTLEY, 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101
                      (Name and Address of Agent for Service)

                                       Copy to:
                              Michael J. Radmer, Esquire
                                 Dorsey & Whitney LLP
                                 50 South Sixth Street
                             Minneapolis, Minnesota  55402

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
     /X/  immediately upon filing pursuant to paragraph (b)
     / /  On (date) pursuant to paragraph (b)
     / /  60 days after filing pursuant to paragraph (a)(1)
     / /  on (date) pursuant to paragraph (a)(1)
     / /  75 days after filing pursuant to paragraph (a)(2)
     / /  on (date) pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ADVANTUS EQUITY FUNDS                                      [ADVANTUS(TM) LOGO]

PROSPECTUS DATED DECEMBER 1, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED THE FUND'S SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

ADVANTUS CORNERSTONE FUND, INC.
A LARGE COMPANY VALUE FUND

ADVANTUS ENTERPRISE FUND, INC.
A SMALL COMPANY GROWTH FUND

ADVANTUS HORIZON FUND, INC.
A LARGE COMPANY GROWTH FUND

ADVANTUS INDEX 500 FUND, INC.
A LARGE COMPANY INDEX FUND

ADVANTUS REAL ESTATE SECURITIES FUND, INC.
A REAL ESTATE - RELATED SECURITIES FUND

ADVANTUS VENTURE FUND, INC.
A SMALL COMPANY VALUE FUND

ADVANTUS EQUITY FUNDS

This prospectus provides you with information about the six Advantus equity funds (Fund or Funds). The Funds are all members of the Advantus family of funds (Advantus Funds), a mutual fund complex comprised of eleven different funds. The Advantus Funds other than Advantus Money Market Fund, Inc. are referred to as "Advantus Multiple Class Funds."

TABLE OF CONTENTS


                                                      Page No.
THE FUNDS IN SUMMARY ..............................           3
        Cornerstone Fund ..........................           6
        Enterprise Fund ...........................          11
        Horizon Fund ..............................          16
        Index 500 Fund ............................          21
        Real Estate Securities Fund ...............          25
        Venture Fund ..............................          29

INVESTING IN THE FUNDS ............................          34
        Managing the Funds ........................          34
        Advisory Fees .............................          36
        Investment Objective, Policies and
        Practices .................................          36
          Cornerstone Fund ........................          36
          Enterprise Fund .........................          38
          Horizon Fund ............................          40
          Index 500 Fund ..........................          42
          Real Estate Securities Fund .............          43
          Venture Fund ............................          45
        Defining Risks ............................          47

BUYING AND SELLING SHARES .........................          51
        Choosing a Share Class ....................          51
        Sales and Distribution Charges ............          51
        Reducing Sales Charges ....................          54
        Buying Shares .............................          56
        Selling Shares ............................          57
        Exchanging Shares .........................          59
        Telephone Transactions ....................          59
        Internet Transactions .....................          60
        Account Requirements ......................          60

DISTRIBUTIONS AND TAXES ...........................          61
        Dividends and Capital Gains
        Distributions .............................          61
        Taxes .....................................          61

FINANCIAL HIGHLIGHTS ..............................          63
        Cornerstone Fund ..........................          63
        Enterprise Fund ...........................          66
        Horizon Fund ..............................          69
        Index 500 Fund ............................          72
        Real Estate Securities Fund ...............          75
        Venture Fund ..............................          77

OTHER INFORMATION .................................          80
        Service Providers .........................          80
        Advantus Family of Funds ..................          83
        Additional Information About the Funds ....  Back Cover
        How to Obtain Additional Information ......  Back Cover

                                                                       [GRAPHIC]

                                                            THE FUNDS IN SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
A mutual fund is an investment company that invests the money of many people in a variety of securities to seek a specific objective over time. An open-end mutual fund buys back an investor's shares at the fund's current net asset value.


Advantus Cornerstone Fund, Inc. (Cornerstone Fund), Advantus Enterprise Fund, Inc. (Enterprise Fund), Advantus Horizon Fund, Inc. (Horizon Fund), Advantus Index 500 Fund, Inc. (Index 500 Fund), Advantus Real Estate Securities Fund, Inc. (Real Estate Securities Fund) and Advantus Venture Fund, Inc. (Venture
Fund) are all open-end, diversified investment companies, commonly called mutual funds. Each of the Funds, except Real Estate Securities Fund, currently has three classes of shares outstanding that are subject to different sales charges and bear different expenses. Real Estate Securities Fund currently has two classes of shares outstanding. In connection with the proposed reorganizations described in the following paragraph, however, on July 25, 2003, all sales of Class B and Class C shares in the Advantus Funds were suspended, except for sales occurring in connection with the reinvestment of dividends and capital gains distributions, if any, and exchanges of Class B and Class C shares of an Advantus Fund for Class B and Class C shares, respectively, or another Advantus Fund.



In April 2003, Advantus Capital Management, Inc. ("Advantus Capital"), at that time the investment adviser to each of the Advantus Funds, and certain companies affiliated with Advantus Capital made the strategic business decision to exit the non-real estate equity management business and, in connection with that decision, entered into a Strategic Alliance Agreement and related Purchase Agreement with Waddell & Reed Financial, Inc. ("W&R"), a leading U.S. mutual fund firm, and certain companies affiliated with W&R, including Waddell & Reed Ivy Investment Co. ("WRIICO"). Under these agreements, Advantus Capital agreed to sell to WRIICO its assets related to the Advantus Funds. In order to integrate the Advantus Funds into the family of investment companies managed by WRIICO and its affiliates, Advantus Capital has recommended to the Advantus Funds' Board of Directors that each Advantus Fund be reorganized into a mutual fund in either Ivy Funds (a Massachusetts business trust, hereinafter referred to as "Ivy Trust") or Ivy Funds, Inc. (a Maryland corporation, hereinafter referred to as "Ivy Corporation"). Ivy Trust and Ivy Corporation are investment companies managed by WRIICO. Each Advantus Fund described in this Prospectus will be reorganized into an existing mutual fund in Ivy Corporation with generally


                                                  THE FUNDS IN SUMMARY         3
similar investment objectives and strategies, or, where there is no similar fund, into a newly formed mutual fund in Ivy Trust, as indicated in the following table:



                        Advantus Fund                                                   Ivy Fund
 Advantus Cornerstone Fund, Inc.                              Ivy Value Fund, a series of Ivy Trust
 Advantus Enterprise Fund, Inc.                               Ivy Small Cap Growth Fund, a series of Ivy Corporation
 Advantus Horizon Fund, Inc.                                  Ivy Large Cap Growth Fund, a series of Ivy Corporation
 Advantus Index 500 Fund, Inc.                                Ivy Core Equity Fund, a series of Ivy Corporation
 Advantus Real Estate Securities                              Ivy Real Estate Securities Fund, a series of Ivy Trust
 Advantus Venture Fund, Inc.                                  Ivy Small Cap Value Fund, a series of Ivy Trust



Each Fund's reorganization has been approved by the Board of Directors of the Fund, but remains subject to the approval of the Fund's shareholders. Shareholders of the Funds were presented with a reorganization proposal in October of 2003.



Two of the Advantus Funds - Advantus Cornerstone Fund and Advantus Horizon Fund have been managed by WRIICO since May 1, 2003 using investment strategies that are substantially identical to those used by WRIICO in managing the Ivy Funds into which they will be reorganized. As a result, each of these Advantus Funds has investment objectives that are substantially similar and investment strategies that are substantially identical to those of its corresponding Ivy Fund.



Advantus Real Estate Securities Fund will be reorganized into a new series of Ivy Trust that has been created for purposes of the reorganization, and Advantus Capital will act as the sub-adviser of this newly formed series. Advantus Venture Fund also will be reorganized into a newly formed series of Ivy Trust, and the current sub-adviser for this Fund will act as sub-adviser for the newly formed series. As a result, the investment objectives and strategies of Advantus Real Estate Securities Fund and Advantus Venture Fund will be substantially identical to those of their corresponding Ivy Funds.



Advantus Enterprise Fund is currently managed by a sub-adviser. The Ivy Fund into which it will be reorganized is managed by WRIICO. Although the investment objectives and strategies of Advantus Enterprise Fund are similar to those of the Ivy Fund into which it will be reorganized, there are some differences, including the use by the Ivy Fund of a different index, the Lipper Inc. Small Cap Category, for determining whether a stock is issued by a small capitalization company. The Ivy Fund also invests, under normal circumstances, at least 80% of its total assets (versus 65% for Enterprise Fund) in small capitalization companies, and may invest in stocks of foreign companies or foreign government securities as a principal investment strategy.



Advantus Index 500 Fund, currently managed by Advantus Capital, will also be reorganized into an Ivy Fund managed by WRIICO, but one with greater differences in investment objectives and strategies. Each Fund invests primarily in common stocks of large companies. The Advantus Index 500 Fund,


4             THE FUNDS IN SUMMARY
however, uses a passive investment approach that seeks to duplicate the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Ivy Fund is an actively managed portfolio that invests primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Ivy Fund is not limited to stocks included in the S&P 500 and does not try to replicate the performance of the S&P 500.


This section gives you a brief summary of each Fund's investment policies, practices and main risks, as well as performance and fee information. More detailed information about the Funds follows this summary.

Keep in mind that, in addition to the main risks summarized for each Fund below, an investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in any Fund. You should also note that since a Fund may make frequent changes in its portfolio securities, such changes may result in higher Fund costs and may adversely affect your return.

                                                  THE FUNDS IN SUMMARY         5

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

CORNERSTONE FUND

INVESTMENT OBJECTIVE AND POLICIES. Cornerstone Fund seeks long-term accumulation of capital.


Cornerstone Fund seeks to achieve its goal by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Funds seeks to invest in stocks that are, in the opinion of WRIICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although Cornerstone Fund typically invests in large-cap companies, it may invest in securities of any size company.


MAIN RISKS. An investment in the Cornerstone Fund may be subject to various risks including the following types of main risk:


    - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country


    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole


    - LARGE COMPANY RISK - the risk that a portfolio of large capitalization company securities may underperform the market as a whole



    - MANAGER RISK - the risk that the Fund's performance will be affected by WRIICO's skill in evaluating and selecting securities for the Fund


    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - VALUE STOCK RISK - the risk that the value of a security believed by the Fund's investment adviser to be undervalued may never reach what the investment adviser believes is its full value, or that such security's value may decrease

6             THE FUNDS IN SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.

FUND PERFORMANCE. The following bar chart and table show Cornerstone Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

                 CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   32.93%
1996   30.13%
1997   21.08%
1998    0.70%
1999    0.02%
2000   -2.21%
2001  -10.81%
2002  -15.57%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.


 Best Quarter:               (Q4'98)      14.82%

 Worst Quarter:              (Q3'02)     -18.54%



(2) Total return for 2003 through the calendar quarter ended September 30, 2003 was 11.75%.


                                                  THE FUNDS IN SUMMARY         7

--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.


 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2002)
                                                                                                  From        From        From
                                                                                               Inception   Inception   Inception
                                                          1 Year         5 Years     10 Years  (Class A)   (Class B)   (Class C)
 Class A Before Taxes(1)
  (inception 9/16/94)                              %          -20.22         -6.86        --       4.25          --          --
 Class A After Taxes on Distributions                         -20.69         -7.23        --       2.63          --          --
 Class A After Taxes on Distributions and
  Redemptions                                                 -12.54         -5.46        --       2.81          --          --
 Class B Before Taxes
  (inception 9/16/94)                                         -20.41         -6.80        --         --        4.13          --
 Class C Before Taxes
  (inception 3/1/95)                                          -16.26         -6.52        --         --          --        4.18
 Russell 1000 Value Index                                     -15.52          1.16        --      10.62(a)    10.62(a)    10.86(b)



 (a)  Measurement period started 9/16/94.
 (b)  Measurement period started 3/1/95.
 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge for Class A shares was 5.0% prior to February 1, 1999.



8             THE FUNDS IN SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Cornerstone Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                        CLASS A   CLASS B   CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)                             %        5.50     none       none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)                             %        1.00(a)   5.00      none
 Exchange Fees
 -On First Twelve Exchanges Each Year                                      none     none       none
 -On Each Additional Exchange                                     $        7.50     7.50       7.50
 Low Balance Fee (b)                                              $       10.00    10.00      10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 Management Fees                                                  %        0.70     0.70       0.70
 Rule 12b-1 Fees                                                  %        0.25     1.00       1.00
 Other Expenses                                                   %        0.55     0.55       0.55

 TOTAL ANNUAL FUND OPERATING EXPENSES (c)                         %        1.50     2.25       2.25



 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's former investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .34% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be 1.29% for Class A shares and 2.04% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.



                                                  THE FUNDS IN SUMMARY         9

EXAMPLE. This example is intended to help you compare the costs of investing in Cornerstone Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     694      998    1,323     2,242
 Class B                 728    1,053    1,355     2,308
 Class C                 228      703    1,205     2,396


You would pay the following expenses if you did not redeem your shares:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     694      998    1,323     2,242
 Class B                 228      703    1,205     2,308
 Class C                 228      703    1,205     2,396


10             THE FUNDS IN SUMMARY

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

ENTERPRISE FUND

INVESTMENT OBJECTIVE AND POLICIES. Enterprise Fund seeks long-term accumulation of capital.

The Fund primarily invests in various types of equity securities of small capitalization companies (i.e., companies with a market capitalization within the range of capitalizations of companies in the Russell 2000 Growth Index) at the time of purchase. In selecting equity securities, the Fund's investment sub-adviser employs a growth investment style and looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

MAIN RISKS. An investment in Enterprise Fund may be subject to various risks including the following types of main risk:

    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole

    - GROWTH STOCK RISK - the risk that if the Fund's investment sub-adviser's assessment of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Fund's investment sub-adviser placed on it

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - SMALL COMPANY RISK - the risk that equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth

                                                 THE FUNDS IN SUMMARY         11

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.

FUND PERFORMANCE. The following bar chart and table show Enterprise Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   33.43%
1996    5.43%
1997    7.11%
1998    0.97%
1999   45.52%
2000  -13.49%
2001  -16.02%
2002  -31.70%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.

 Best Quarter:               (Q4'99)      46.12%

 Worst Quarter:              (Q3'98)     -27.99%


(2) Total return for 2003 through the calendar quarter ended September 30, 2003 was 28.55%.


12             THE FUNDS IN SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.


 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2002)
                                                                                              From         From         From
                                                                                           Inception    Inception    Inception
                                                    1 Year         5 Years     10 Years    (Class A)    (Class B)    (Class C)
 Class A Before Taxes(1)
  (inception 9/16/94)                       %           -35.46         -7.18       --            0.56         --              --
 Class A After Taxes on Distributions                   -35.46         -9.34       --           -1.45         --              --
 Class A After Taxes on Distributions and
  Redemptions                                           -21.77         -5.60       --            0.25         --              --
 Class B Before Taxes
  (inception 9/16/94)                                   -35.57         -7.18       --              --       0.38              --
 Class C Before Taxes
  (inception 3/1/95)                                    -32.29         -6.91       --              --         --           -0.16
 Russell 2000 Growth Index                              -30.26         -6.59       --            1.68(a)     1.68(a)         1.71(b)



 (a)  Measurement period started 9/16/94.
 (b)  Measurement period started 3/1/95.
 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge for Class A shares was 5.0% prior to February 1, 1999.



                                                 THE FUNDS IN SUMMARY         13

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Enterprise Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                 CLASS A        CLASS B     CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)       %        5.50           none        none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)       %        1.00(a)        5.00        none
 Exchange Fees
 -On First Twelve Exchanges Each Year                none           none        none
 -On Each Additional Exchange               $        7.50           7.50        7.50
 Low Balance Fee (b)                        $       10.00          10.00       10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 Management Fees                            %        0.70           0.70        0.70
 Rule 12b-1 Fees                            %        0.25           1.00        1.00
 Other Expenses                             %        0.95           0.95        0.95

 TOTAL ANNUAL FUND OPERATING
  EXPENSES (c)                              %        1.90           2.65        2.65



 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .55% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be 1.50% for Class A shares and 2.25% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.



14             THE FUNDS IN SUMMARY

EXAMPLE. This example is intended to help you compare the costs of investing in Enterprise Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     732    1,113    1,519     2,647
 Class B                 768    1,172    1,554     2,714
 Class C                 268      822    1,404     2,799


You would pay the following expenses if you did not redeem your shares:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     732    1,113    1,519     2,647
 Class B                 268      822    1,404     2,714
 Class C                 268      822    1,404     2,799


                                                 THE FUNDS IN SUMMARY         15

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

HORIZON FUND

INVESTMENT OBJECTIVE AND POLICIES. Horizon Fund seeks long-term growth of capital through investment in equity securities.


Horizon Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and foreign companies that WRIICO believes have appreciation possibilities. Although WRIICO anticipates the majority of the Horizon Fund's investment to be in large to medium sized companies, the Fund may invest in companies of any size.



The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. The Fund may invest up to 25% of its total assets in foreign securities.


MAIN RISKS. An investment in Horizon Fund may be subject to various risks including the following types of main risk:


    - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country


    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole

    - GROWTH STOCK RISK - the risk that if the Fund's investment adviser's assessment of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Fund's investment adviser placed on it


    - MANAGER RISK - the risk that the Fund's performance will be affected by WRIICO's skill in evaluating and selecting securities for the Fund


    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets


    - MID SIZE COMPANY RISK - the risk that medium sized companies may be more vulnerable to adverse developments than large companies. These companies are more likely to have limited financial resources and inexperienced management. Stocks of these companies may experience volatile trading and price fluctuations



    - SECTOR RISK - the risk that the Fund's performance may be adversely affected by the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy


16             THE FUNDS IN SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.

FUND PERFORMANCE. The following bar chart and table show Horizon Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

          CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993    4.29%
1994   -0.69%
1995   29.16%
1996   16.79%
1997   27.33%
1998   34.28%
1999   24.57%
2000  -22.12%
2001  -26.05%
2002  -26.13%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.

 Best Quarter:               (Q4'98)      21.30%

 Worst Quarter:              (Q1'01)     -25.90%


(2) Total return for 2003 through the calendar quarter ended September 30, 2003 was 15.00%.


                                                 THE FUNDS IN SUMMARY         17

--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.


 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2002)
                                                                                            From        From
                                                                                         Inception   Inception
                                                    1 Year         5 Years     10 Years  (Class B)   (Class C)
 Class A Before Taxes(1)
  (inception 5/3/85)                        %           -30.19         -7.63      3.09         --          --
 Class A After Taxes on Distributions                   -30.19         -9.01      1.06         --          --
 Class A After Taxes on Distributions and
  Redemptions                                           -18.54         -5.38      2.56         --          --
 Class B Before Taxes
  (inception 8/19/94)                                   -30.34         -7.54        --       3.21          --
 Class C Before Taxes
  (inception 3/1/95)                                    -26.68         -7.25        --         --        2.76
 Russell 1000 Growth Index                              -27.89         -3.84      6.71       7.62(a)     7.00(b)



 (a)  Measurement period started 8/19/94.
 (b)  Measurement period started 3/1/95.
 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge for Class A shares was 5.0% prior to February 1, 1999.



18             THE FUNDS IN SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Horizon Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                  CLASS A    CLASS B    CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)       %       5.50       none       none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)       %       1.00(a)    5.00       none
 Exchange Fees
 -On First Twelve Exchanges Each Year               none       none       none
 -On Each Additional Exchange               $       7.50       7.50       7.50
 Low Balance Fee (b)                        $      10.00      10.00      10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 Management Fees                            %       0.70       0.70       0.70
 Rule 12b-1 Fees                            %       0.25       1.00       1.00
 Other Expenses                             %       1.55       1.55       1.55

 TOTAL ANNUAL FUND OPERATING
  EXPENSES (c)                              %       2.50       3.25       3.25



 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's former investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .42% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be 1.37% for Class A shares and 2.12% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.



                                                 THE FUNDS IN SUMMARY         19

EXAMPLE. This example is intended to help you compare the costs of investing in Horizon Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $    789     1,286    1,808    3,231
 Class B                828     1,351    1,848    3,299
 Class C                328     1,001    1,698    3,379


You would pay the following expenses if you did not redeem your shares:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $    789     1,286    1,808    3,231
 Class B                328     1,001    1,698    3,299
 Class C                328     1,001    1,698    3,379


20             THE FUNDS IN SUMMARY

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

INDEX 500 FUND

INVESTMENT OBJECTIVE AND POLICIES. Index Fund seeks investment results that correspond, generally, before sales charges and other Fund expenses, to the aggregate price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

The Fund invests its assets in all of the common stocks included in the S&P 500.

MAIN RISKS. An investment in Index 500 Fund may be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - S&P PERFORMANCE RISK - the risk that the Fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses

                                                 THE FUNDS IN SUMMARY         21

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.
--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND PERFORMANCE. The following bar chart and table show Index 500 Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998   27.18%
1999   19.70%
2000  -10.16%
2001  -12.59%
2002  -22.60%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.


 Best Quarter:               (Q4'98)      21.34%

 Worst Quarter:              (Q3'02)     -17.36%



(2) Total return for 2003 through the calendar quarter ended September 30, 2003 was 13.93%.



 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2002)                                        From
                                                    1 Year         5 Year       Inception
 Class A Before Taxes(1)
  (inception 1/31/97)                       %           -26.85         -2.65       1.40
 Class A After Taxes on Distributions                   -27.29         -3.03       0.97
 Class A After Taxes on Distributions and
  Redemptions                                           -16.60         -2.26       0.94
 Class B Before Taxes
  (inception 1/31/97)                                   -27.11         -2.68       1.26
 Class C Before Taxes
  (inception 1/31/97)                                   -23.25         -2.39       1.44
 S&P 500                                                -22.10         -0.59       3.44(a)



 (a)  Measurement period for all classes started 1/31/97.
 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge was 5.0% prior to February 1, 1999.



22             THE FUNDS IN SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Index 500 Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                 CLASS A     CLASS B     CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)       %        5.50        none        none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)       %        1.00(a)      5.00       none
 Exchange Fees
 -On First Twelve Exchanges Each Year                none        none        none
 -On Each Additional Exchange               $        7.50        7.50        7.50
 Low Balance Fee (b)                        $       10.00       10.00       10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 ---------------------------------------------------------------------------------
 Management Fees                            %        0.34        0.34        0.34
 Rule 12b-1 Fees                            %        0.25        1.00        1.00
 Other Expenses                             %        1.09        1.09        1.09

 TOTAL ANNUAL FUND OPERATING
  EXPENSES (c)                              %        1.68        2.43        2.43



 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .26% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be .85% for Class A shares and 1.60% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.



                                                 THE FUNDS IN SUMMARY         23

EXAMPLE. This example is intended to help you compare the costs of investing in Index 500 Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     711    1,049    1,410     2,424
 Class B                 746    1,106    1,444     2,490
 Class C                 246      756    1,294     2,577


You would pay the following expenses if you did not redeem your shares:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     711    1,049    1,410     2,424
 Class B                 246      756    1,294     2,490
 Class C                 246      756    1,294     2,577


24             THE FUNDS IN SUMMARY

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE AND POLICIES. Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income.

The Fund invests its assets primarily in real estate and real estate-related securities. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Fund's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. In selecting securities, factors such as an issuer's financial condition, financial performance, policies and strategies and competitive market condition are considered by the Fund's investment adviser. The Fund then invests in those issuers which its investment adviser determines have potential for long-term sustainable growth in earnings.

MAIN RISKS. An investment in Real Estate Securities Fund may be subject to various risks including the following types of main risk:

    - CONCENTRATION RISK - the risk that the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the real estate and real estate related industry.

    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - REAL ESTATE RISK - the risk that the value of the Fund's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures

    - REIT-RELATED RISK - the risk that the value of the Fund's securities issued by REITs (as discussed in "Investing in the Fund - Investment Objective, Policies and Practices" below) will be adversely affected by changes in the value of the underlying property

                                                 THE FUNDS IN SUMMARY         25

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.
--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND PERFORMANCE. The following bar chart and table show Real Estate Securities Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  25.67%
2001   9.61%
2002   6.19%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.


 Best Quarter:               (Q2'01)      10.81%

 Worst Quarter:              (Q3'02)      -9.01%



(2) Total return for 2003 through the calendar quarter ended September 30, 2003 was 27.53%.



 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2002)
                                                                  From        From
                                                               Inception   Inception
                                                   1 Year      (Class A)   (Class B)
  Class A Before Taxes
  (inception 2/25/99)                       %            0.35      8.45          --
  Class A After Taxes on Distributions                  -1.54      5.86          --
  Class A After Taxes on Distributions
     and Redemptions                                     0.23      5.57          --
  Class B Before Taxes
  (inception 11/30/01)                                     --        --        4.13
  Wilshire Associates Real Estate
     Securities Index                                    2.64     10.43(a)     5.18(b)



  (a) Measurement period started 2/25/99.
  (b) Measurement period started 11/30/01.



26             THE FUNDS IN SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Real Estate Securities Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                CLASS A   CLASS B
 SHAREHOLDER FEES
  (fees paid directly from your
  investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)       %     5.50      none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)       %     1.00(a)   5.00
 Exchange Fees
 -On First Twelve Exchanges Each Year             none      none
 -On Each Additional Exchange               $     7.50      7.50
 Low Balance Fee (b)                        $    10.00     10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from
  Fund assets)
 Management Fees                            %     0.75      0.75
 Rule 12b-1 Fees                            %     0.25      1.00
 Other Expenses                             %     0.46      0.46

 TOTAL ANNUAL FUND OPERATING EXPENSES       %     1.46      2.21



 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."



                                                 THE FUNDS IN SUMMARY         27

EXAMPLE. This example is intended to help you compare the costs of investing in Real Estate Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     690      985    1,302     2,197
 Class B                 724    1,040    1,333     2,263


You would pay the following expenses if you did not redeem your shares:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     690      985    1,302     2,197
 Class B                 224      690    1,183     2,263


28             THE FUNDS IN SUMMARY

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

VENTURE FUND

INVESTMENT OBJECTIVE AND POLICIES. Venture Fund seeks long-term accumulation of capital.

The Fund primarily invests in various types of equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Fund generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000-Registered Trademark-Value Index. These equity securities will consist primarily of value common stocks, but may also include preferred stock and other securities convertible into equity securities. In selecting equity securities, the Fund's investment sub-adviser searches for those companies that appear to be undervalued or trading below their true worth, and examines such features as a firm's financial condition, business prospects, competitive position and business strategy. The Fund looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

MAIN RISKS. An investment in Venture Fund may be subject to various risks including the following types of main risk:

    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - SMALL COMPANY RISK - the risk that equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth

    - VALUE STOCK RISK - the risk that the value of a security believed by the Fund's investment sub-adviser to be undervalued may never reach what the investment sub-adviser believes is its full value, or that such security's value may decrease

                                                 THE FUNDS IN SUMMARY         29

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.

FUND PERFORMANCE. The following bar chart and table show Venture Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998   -7.30%
1999   -3.93%
2000   26.51%
2001   15.98%
2002  -18.68%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.


 Best Quarter:               (Q4'01)      21.39%

 Worst Quarter:              (Q3'02)     -26.24%



(2) Total return for 2003 through the calendar quarter ended September 30, 2003 was 26.38%.


30             THE FUNDS IN SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.


 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2002)                                      From
                                                   1 Year         5 Year      Inception
 Class A Before Taxes(1)
  (inception 1/31/97)                       %          -23.16         0.08           4.66
 Class A After Taxes on Distributions                  -24.51        -1.17           3.14
 Class A After Taxes on Distributions and
  Redemptions                                          -13.25        -0.31           3.24
 Class B Before Taxes
  (inception 1/31/97)                                  -23.38         0.03           4.52
 Class C Before Taxes
  (inception 1/31/97)                                  -19.34         0.36           4.77
 Russell 2000 Value Index                              -11.42         2.71           6.91(a)



 (a)  Measurement period for all classes started 1/31/97.
 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge was 5.0% prior to February 1, 1999.



                                                 THE FUNDS IN SUMMARY         31

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Venture Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                          CLASS A   CLASS B   CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)                 %     5.50      none      none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)                 %     1.00(a)   5.00      none
 Exchange Fees
 -On First Twelve Exchanges Each Year                       none      none      none
 -On Each Additional Exchange                         $     7.50      7.50      7.50
 Low Balance Fee (b)                                  $    10.00     10.00     10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 Management Fees                                      %     0.70      0.70      0.70
 Rule 12b-1 Fees                                      %     0.25      1.00      1.00
 Other Expenses                                       %     0.58      0.58      0.58

 TOTAL ANNUAL FUND OPERATING EXPENSES                 %     1.53      2.28      2.28


 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."

32             THE FUNDS IN SUMMARY

EXAMPLE. This example is intended to help you compare the costs of investing in Venture Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     697    1,006    1,338     2,272
 Class B                 731    1,062    1,370     2,338
 Class C                 231      712    1,220     2,426


You would pay the following expenses if you did not redeem your shares:


                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     697    1,006    1,338     2,272
 Class B                 231      712    1,220     2,338
 Class C                 231      712    1,220     2,426


                                                 THE FUNDS IN SUMMARY         33

                                                                       [GRAPHIC]

                                                          INVESTING IN THE FUNDS

--------------------
FOR YOUR INFORMATION
--------------------
One of the advantages of investing in mutual funds is continuous professional management of your investment. Skilled, experienced professionals manage the Funds' assets.

MANAGING THE FUNDS


ADVANTUS CAPITAL. The investment adviser of Enterprise Fund, Index 500 Fund, Real Estate Securities Fund and Venture Fund is Advantus Capital
Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Funds and other Advantus Funds, and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Advantus Capital manages each Fund's investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund's investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio.


The investment sub-adviser of the Enterprise Fund is Credit Suisse Asset Management, LLC (CSAM), 466 Lexington Avenue, New York, New York 10017. CSAM provides investment advice and generally conducts the investment management program for the Enterprise Fund.

The investment sub-adviser of the Venture Fund is State Street Research & Management Company (State Street Research), One Financial Center, Boston, Massachusetts 02111. State Street Research provides investment advice and generally conducts the investment management program for the Venture Fund.


WRIICO. As of May 1, 2003, WRIICO began serving as investment adviser to Cornerstone Fund and Horizon Fund. WRIICO is a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("W&R"), a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.



WRIICO has served as the investment manager to Ivy Trust since December 31, 2002, and to Ivy Corporation since June 30, 2003. Prior to June 30, 2003, Waddell & Reed Investment Management Company ("WRIMCO") served as the investment manager for each of the Funds in Ivy Corporation. On June 30, 2003, WRIMCO assigned the Investment management Agreement with Ivy Corporation (formerly W&R Fund, Inc.) to WRIICO.


34             INVESTING IN THE FUNDS

The following persons serve as the primary portfolio managers for the Funds (other than the Index 500 Fund):


                      PORTFOLIO MANAGER        PRIMARY PORTFOLIO       BUSINESS EXPERIENCE
      FUND                AND TITLE              MANAGER SINCE        DURING PAST FIVE YEARS
 CORNERSTONE      Matthew T. Norris          July 21, 2003          Portfolio Manager with
                  Portfolio Manager                                 Waddell & Reed Ivy
                                                                    Investment Company since
                                                                    July 2003; Portfolio
                                                                    Manager from January 2000
                                                                    to June 2003 and Analyst
                                                                    from December 1997 to
                                                                    January 2000, with
                                                                    Advantus Capital.
 ENTERPRISE       Elizabeth B. Dater         August 10, 2001        Managing Director and
                  Co-Portfolio Manager                              Portfolio Manager, CSAM,
                                                                    since 1999; prior to that
                                                                    time, Managing Director of
                                                                    Small Cap and Post-
                                                                    Venture Capital Group,
                                                                    Warburg Pincus, and
                                                                    from 1994 to 1998,
                                                                    Director of Research,
                                                                    Warburg Pincus
                  Sammy Oh                   May 1, 2000            Portfolio Manager, CSAM
                  Co-Portfolio Manager
 HORIZON          Daniel P. Becker           May 1, 2003            Senior Vice President of
                  Portfolio Manager                                 WRIICO and WRIMCO since
                                                                    April 1998; Vice
                                                                    President, Waddell & Reed
                                                                    Asset Management Company
                                                                    January 1995 to March 1998
 REAL ESTATE      Joseph R. Betlej           February 25, 1999      Vice President and
  SECURITIES      Portfolio Manager                                 Investment Officer of
                                                                    Advantus Capital
 VENTURE          John Burbank               May 25, 2001           Senior Vice President,
                  Portfolio Manager                                 State Street Research


                                               INVESTING IN THE FUNDS         35

--------------------
FOR YOUR INFORMATION
--------------------
Market capitalization is the total market value of a company. (Share price multiplied by the number of shares outstanding.) Market capitalization is used to measure the relative size of corporations.

ADVISORY FEES


The Enterprise, Index 500, Real Estate Securities and Venture Funds pay Advantus Capital advisory fees calculated on an annual basis for each Fund. Advantus Capital uses a portion of the applicable fee to pay a Fund's sub-adviser, if any. Prior to May 1, 2003, Cornerstone and Horizon Funds also paid Advantus Capital advisory fees calculated on an annual basis for each Fund, but since May 1, 2003 they have paid such advisory fees to WRIICO. The advisory fee paid to Advantus Capital or WRIICO for each Fund during the most recent fiscal year, as a percentage of average daily net assets, was as follows:



                                      AGGREGATE FEE PAID DURING FISCAL
              FUND                        YEAR ENDED JULY 31, 2003
 Cornerstone                      %                        0.70
 Enterprise                                                0.70
 Horizon                                                   0.70
 Index 500                                                 0.34
 Real Estate Securities                                    0.75
 Venture                                                   0.70


INVESTMENT OBJECTIVE, POLICIES AND PRACTICES

CORNERSTONE FUND

Cornerstone Fund seeks long-term accumulation of capital.


Cornerstone Fund seeks to achieve its goal by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although Cornerstone Fund typically invest in large-cap companies, it may invest in securities of any size company.



WRIICO utilizes both fundamental research and quantitative analysis to identify securities for the Cornerstone Fund. The Cornerstone Fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Cornerstone Fund may also invest in growth stocks that are, in WRIICO's opinion, temporarily undervalued.



WRIICO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. WRIICO considers numerous factors in its analysis of issuers and stocks, including the following:



    - intrinsic value of the company not reflected in stock price



    - historical earnings growth



    - future expected earnings growth



    - company's position in its respective industry



    - industry conditions



    - competitive strategy


36             INVESTING IN THE FUNDS

    - management capabilities



    - free cash flow potential



Cornerstone Fund will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIICO's expectations.



When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper of short-term U.S. government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.



An investment in Cornerstone Fund may result in the loss of money, and may also be subject to various risks, including the following main types of risk:



    - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country



    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole



    - LARGE COMPANY RISK - the risk that a portfolio of large capitalization company securities may underperform the market as a whole



    - MANAGER RISK - the Fund's performance will be affected by WRIICO'S skill in evaluating and selecting securities for the Fund



    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets



    - VALUE STOCK RISK - the risk that the value of a security believed by the Fund's investment adviser to be undervalued may never reach what the adviser believes is its full value, or that the security's value may decrease



Please see "Investing in the Funds -- Defining Risks" below for a more detailed description of some of these main risks.



Although Cornerstone Fund typically invests in large-cap companies, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Funds -- Defining Risks" below.


                                               INVESTING IN THE FUNDS         37

ENTERPRISE FUND

Enterprise Fund seeks long-term accumulation of capital.

The Fund primarily invests in various types of equity securities of small capitalization growth companies at the time of purchase. The Fund primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities.


Under normal circumstances, at least 65% of the Fund's total assets (exclusive of collateral received in connection with securities lending) will be invested in equity securities of small U.S. companies. The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Growth Index. As of July 31, 2003, market capitalizations of Russell 2000 Growth Index companies ranged from $52 million to $1.6 billion.



Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 65% allocation to small-company equities. In addition, the Fund may invest in companies of any size once the 65% policy is met. As a result, the Fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Growth Index. As of July 31, 2003, the average weighted market capitalization of the Fund's investment portfolio was $1.2 billion.


In selecting equity securities of growth companies for the Fund, CSAM looks for:

    - companies still in the developmental stage

    - older companies that appear to be entering a new stage of growth

    - companies providing products or services with a high unit-volume growth rate

The Fund may also invest in emerging-growth companies - small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

In addition, the Fund may invest lesser portions of its assets in restricted and illiquid securities, investment-grade corporate debt securities, foreign securities, warrants, stock index futures contracts, options (the Fund may purchase, sell and write put and call options), index depositary receipts, repurchase agreement transactions, when-issued or forward commitment transactions, securities of other mutual funds and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

38             INVESTING IN THE FUNDS

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.

You can find descriptions of these securities in the Statement of Additional Information.

RISKS. An investment in Enterprise Fund is subject to the following risks:

- Company Risk             - Mid Size Company Risk
- Diversification Risk     - Sector Risk
- Fund Risk                - Securities Lending Risk
- Growth Stock Risk        - Short-Term Trading Risk
- Inflation Risk           - Small Company Risk
- Market Risk

A detailed description of these risks is set forth in "Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

                                               INVESTING IN THE FUNDS         39

--------------------
FOR YOUR INFORMATION
--------------------
Market capitalization is the total market value of a company. (Share price multiplied by the number of shares outstanding.) Market capitalization is used to measure the relative size of corporations.

HORIZON FUND


Horizon Fund seeks long-term growth of capital through investment in equity securities.



Horizon Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and foreign companies that WRIICO believes have appreciation possibilities. Growth stocks are those whose earnings WRIICO believes are likely to grow faster than the economy. Although WRIICO anticipates the majority of the Horizon Funds' investments to be in large to medium sized companies, the Fund may invest in companies of any size.



The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. The Fund may invest up to 25% of its total assets in foreign securities.



WRIICO attempts to select securities with appreciation possibilities by looking at many factors. These include:



    - the company's market position, product line, technological position and prospects for increased earnings



    - the management capability of the company being considered



    - the short-term and long-term outlook for the industry being analyzed



    - changes in economic and political conditions



WRIICO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIICO anticipates a development that might have an effect on the value of a security.



In general, WRIICO may sell a security that it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.



At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.



An investment in Horizon Fund may be subject to various risks including the following main types of risk:



    - FOREIGN SECURITIES RISK -- the risk that the value of foreign securities may be subject to greater volatility that domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country



    - FUND RISK -- the risk the Fund performance may not meet or exceed that of the market as a whole


40             INVESTING IN THE FUNDS

    - GROWTH STOCK RISK -- the risk that if the Fund's investment adviser's assessment of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Fund's investment adviser placed on it



    - MANAGER RISK -- the Fund's performance will be affect by WRIICO's skill in evaluating and selecting securities for the Fund



    - MARKET RISK -- the risk that equity securities are subject to adverse trends in equity markets



    - MID SIZE COMPANY RISK -- the risk that medium sized companies may be more vulnerable to adverse developments than large companies. These companies are more likely to have limited financial resources and inexperienced management. Stocks of these companies may experience volatile trading and price fluctuations



    - SECTOR RISK -- the risk that the Fund's performance may be adversely affected by the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy



Please see "Investing in the Funds -- Defining Risks" for a more detailed description of some of these main risks.


                                               INVESTING IN THE FUNDS         41

INDEX 500 FUND

Index 500 Fund seeks investment results that correspond generally, before sales charges and other Fund expenses, to the aggregate price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 500. The Fund attempts to achieve a correlation of 100% without considering sales charges and other Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500.

Advantus Capital utilizes a computer program to confirm the Fund's S&P 500 replication and to round off security weightings.

Under normal conditions, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500 (investments covered by this 80% policy may also include S&P 500 stock index futures contracts or S&P 500 depositary receipts, each of which have economic characteristics similar to an investment in the S&P 500). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund's outstanding shares, but shareholders will be notified in writing at least 60 days prior to any change of this policy.

In addition, the Fund may invest lesser portions of its assets in investment-grade short-term fixed income securities, other stock index futures contracts, options (the Fund may purchase, sell and write put and call options), securities of other mutual funds, restricted and illiquid securities, when-issued or forward commitment transactions, repurchase agreement transactions and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

You can find descriptions of these securities in the Statement of Additional Information.

Standard & Poor's Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit.
"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in Index 500 Fund is subject to the following risks:

- Company Risk             - Large Company Risk
- Diversification Risk     - Market Risk
- Index Performance Risk   - Sector Risk
- Inflation Risk           - Securities Lending Risk

A detailed description of these risks is set forth in "Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

42             INVESTING IN THE FUNDS

REAL ESTATE SECURITIES FUND

Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income.

Under normal circumstances, at least 80% of the Fund's net assets (exclusive of collateral received in connection with securities lending) will be invested in real estate and real estate-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund's outstanding shares, but shareholders will be notified in writing at least 60 days prior to any change of this policy.

The Fund will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Fund does not invest directly in real estate.

"Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate brokers and developers, real estate holding companies and publicly traded limited partnerships.

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Fund's real estate securities portfolio will consist of securities issued by REITs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Fund mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax.

The Fund may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations. Advantus Capital assesses an investment's potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market position.

                                               INVESTING IN THE FUNDS         43

In addition, the Fund may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Fund may also invest in non-real estate-related equity securities, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options (the Fund may purchase, sell and write put and call options), American Depositary Receipts, securities purchased on a when issued or forward commitment basis, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.

You can find a description of these securities in the Statement of Additional Information.

RISKS. An investment in Real Estate Securities Fund is subject to the following risks:

- Company Risk         - Limited Portfolio Risk
- Concentration Risk   - Market Risk
- Credit Risk          - Mid Size Company Risk
- Diversification      - Prepayment Risk
  Risk                 - Real Estate Risk
- Extension Risk       - REIT-Related Risk
- Fund Risk            - Sector Risk
- Income Risk          - Securities Lending Risk
- Inflation Risk       - Short-Term Trading Risk
- Interest Rate Risk   - Small Company Risk
- Large Company Risk

A detailed description of these risks is set forth in "Defining Risks" below.

44             INVESTING IN THE FUNDS

--------------------
FOR YOUR INFORMATION
--------------------
Market capitalization is the total market value of a company. (Share price multiplied by the number of shares outstanding.) Market capitalization is used to measure the relative size of corporations.

VENTURE FUND

Venture Fund seeks long-term accumulation of capital.


The Fund primarily invests in various types of equity securities such as common stock, preferred stock and securities convertible into equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Fund generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000-Registered Trademark-Value Index. Under normal circumstances, at least 65% of the Fund's total assets (exclusive of collateral received in connection with securities lending) will be invested, at the time of purchase, in common stocks of small capitalization domestic companies and foreign issuers that are publicly traded in the United States. Some companies may outgrow the definition of a small capitalization company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 65% allocation to small capitalization companies. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e., companies with market capitalizations larger than that defined above). As of July 31, 2003, the average weighted market capitalization of the Fund's investment portfolio was $1.0 billion.


In selecting value stocks and other equity securities, State Street Research primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that State Street Research believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, State Street Research will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. In seeking to achieve its investment objectives, the Fund may also invest in equity securities of companies that State Street Research believes show potential for sustainable earnings growth above the average market growth rate.

The Fund's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Fund may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, stock index futures contracts, options (the Fund may purchase, sell and write put and call options), when-issued or forward commitment transactions, index depositary receipts, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

                                               INVESTING IN THE FUNDS         45

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.

You can find descriptions of these securities in the Statement of Additional Information.

RISKS. An investment in Venture Fund is subject to the following risks:

- Company Risk                   - Mid Size Company Risk
- Diversification Risk           - Sector Risk
- Fund Risk                      - Securities Lending Risk
- Inflation Risk                 - Short-Term Trading Risk
- Initial Public Offering Risk   - Small Company Risk
- Market Risk                    - Value Stock Risk

A detailed description of these risks is set forth in "Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

46             INVESTING IN THE FUNDS

--------------------
FOR YOUR INFORMATION
--------------------
In order to make informed decisions, investors must be aware of both the risks and rewards associated with investing. Not only should you understand the risks associated with your investments, but you must be comfortable with them as well. Risks are an inherent part of investing, and your investment in the Fund is subject to different types and varying degrees of risk.

DEFINING RISKS

Investment in each Fund involves risks. A Fund's yield and price are not guaranteed, and the value of an investment in a Fund will go up or down. The value of an investment in a particular Fund may be affected by the risks of investing in that Fund as identified for each Fund in "Investment Objective, Policies and Practices" above. The following glossary describes those identified risks associated with investing in the Funds.

    - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

    - CONCENTRATION RISK - is the risk that the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.

    - CREDIT RISK - is the risk that an issuer of a REIT or debt security will not make payments on the security when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a REIT security or a debt security can affect the security's liquidity and make it more difficult to sell. The Fund may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Fund purchases unrated securities and obligations, it will depend on its investment adviser's or sub-adviser's analysis of credit risk more heavily than usual.

    - DIVERSIFICATION RISK - is the risk that the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio. The Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the Investment Company Act of 1940, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio).

    - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of real estate debt securities. This would, in effect, convert a short or medium-duration REIT security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

                                               INVESTING IN THE FUNDS         47

    - FOREIGN SECURITIES RISK - is the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.


    - FUND RISK - is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund's investment adviser's or sub-adviser's judgment of economic and market policies, trends in investment yields and monetary policy. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives or the market generally.

    - GROWTH STOCK RISK - is the risk that if the assessment by the Fund's investment adviser or sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Fund's investment adviser or sub-adviser has placed on it.

    - INCOME RISK - is the risk that the Fund may experience a decline in its income due to falling interest rates.

    - INDEX PERFORMANCE RISK - is the risk that the Fund's ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index's sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses.

    - INFLATION RISK - is the risk that even if the principal value of an investment in the Fund remains constant or increases, or the income from the investment remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of an investor's Fund shares may decline, even if their value in dollars increases.

    - INITIAL PUBLIC OFFERING RISK - is the risk that the Fund will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Fund's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

    - INTEREST RATE RISK - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

    - LARGE COMPANY RISK - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

48             INVESTING IN THE FUNDS

    - LIMITED PORTFOLIO RISK - is the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected form a greater number of issuers. The Fund is subject to limited portfolio risk because the Fund may invest in a smaller number of individual issuers than other portfolios.

    - MARKET RISK - is the risk that equity securities are subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such equity securities may underperform the market as a whole.

    - MID SIZE COMPANY RISK - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

    - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying mortgage REIT securities. The REIT must reinvest the prepayments at a time when interest rates of new mortgage investments are falling, potentially reducing the portion of the REIT's income distributable to the Fund. In addition, when interest rates fall, prices of mortgage loans held by a REIT may not rise as much as for other types of comparable securities because investors may anticipate an increase in mortgage prepayments.

    - REAL ESTATE RISK - is the risk that the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

    - REIT-RELATED RISK - is the risk that the value of the Fund's REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REIT's could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940.

    - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

    - SECURITIES LENDING RISK - is the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that the Fund's investment adviser or sub-adviser has determined are creditworthy.

                                               INVESTING IN THE FUNDS         49

    - SHORT-TERM TRADING RISK - is the risk that a Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity.

    - SMALL COMPANY RISK - is the risk that equity securities of small capitalization companies (including small capitalization REIT's) are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

    - VALUE STOCK RISK - is the risk that the value of security believed by the Fund's investment adviser or sub-adviser to be undervalued may never reach what such investment adviser or sub-adviser believes is its full value, or that such security's value may decrease.

50             INVESTING IN THE FUNDS

                                                                       [GRAPHIC]


                                                       BUYING AND SELLING SHARES


CHOOSING A SHARE CLASS


As noted above, the Funds do not currently offer Class B and Class C shares for sale, except for sales occurring in connection with the reinvestment of dividends and capital gains, if any, and exchanges of Class B and Class C shares of an Advantus Fund for Class B and Class C shares, respectively, of another Advantus Fund. Class A, Class B or Class C shares were formerly offered for each of the Funds, except Real Estate Securities Fund. Only Class A or Class B shares were formerly offered for Real Estate Securities Fund. A decision to purchase a particular class depends on a number of factors such as the amount you wish to invest, the amount of time you wish to hold on to your investment and whether you intend to make additional investments.


    CLASS A SHARES. If you invest in Class A shares, you will generally pay an initial sales charge. However, you will not be assessed an initial sales charge for purchases of Class A shares of $1 million or more, but a deferred sales charge will be imposed if you sell such shares within one year after the date of purchase. There are several ways to reduce or waive these sales charges that are described in "Reducing Sales Charges" below. Class A shares generally have lower annual operating expenses than Class B and Class C shares.

    CLASS B SHARES. If you invest in Class B shares, you will not pay an initial sales charge. However, if you wish to sell your shares within six years from the date of your purchase, you will pay a deferred sales charge. If you maintain your Class B shares for a certain period of time, your Class B shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below. Class B shares generally have higher annual operating expenses than Class A shares.


    CLASS C SHARES. If you invest in Class C shares, you will not pay an initial sales charge. Unlike Class B shares, you will not pay a deferred sales charge if you wish to sell your shares. Class C shares generally have higher annual operating expenses than Class A shares. Class C shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below, but you must hold on to such shares for a longer period of time than Class B shares prior to conversion.


SALES AND DISTRIBUTION CHARGES

As an investor, you pay certain fees and expenses in connection with each Fund. Sales charges, whether initial or contingent deferred, are paid from your account. Annual fund operating expenses (including distribution and shareholder servicing fees) are paid out of Fund assets, which affects the Fund's share price.


                                            BUYING AND SELLING SHARES         51

CLASS A SHARES. If you purchase Class A shares of the Funds, you will generally pay an initial sales charge. Class A sales charges are calculated as follows:

                                                 SALES CHARGE AS A PERCENTAGE OF:
 Value of Your Total Investment                 Net Offering Price  Amount Invested
 Less than $50,000                          %              5.5              5.82
 At least $50,000 but less than $100,000                   4.5              4.71
 At least $100,000 but less than $250,000                  3.5              3.63
 At least $250,000 but less than $500,000                  2.5              2.56
 At least $500,000 but less than
  $1,000,000                                               2.0              2.04
 At least $1,000,000 and over(1)                             0                 0

 (1) You will not be assessed an initial sales charge for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if you sell such shares within one year after the date of purchase.

The sales charge applicable to your initial investment in the Fund depends on the offering price of your investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of your previous investments in the Fund. For example, if you make an initial investment with an offering price of $40,000 you will pay a sales charge equal to 5.5% of your $40,000 investment, but if you already own shares with a current net asset value of $40,000 and you invest in additional shares with an offering price of $10,000 you will pay a sales charge equal to 4.5% of the additional $10,000 since your total investment in the Fund would then be $50,000.

Class A shares are also subject to a shareholder servicing fee (Rule 12b-1 fee). The Fund has adopted a shareholder servicing plan that allows the Fund to pay fees for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As a percentage of average daily net assets attributable to Class A shares of the Fund, the maximum Rule 12b-1 fee is 0.25%.

CLASS B SHARES. If you wish to sell your Class B shares within six years from the date of your purchase, you will pay a contingent deferred sales charge
(CDSC). The amount of the CDSC on Class B shares depends on the number of years since your purchase was made, the amount of shares originally purchased and the dollar amount being sold. The CDSC is based on the net asset value (NAV) of the shares being sold at the time of your purchase or your sale of such shares, whichever is lower. No CDSC is charged on shares acquired through reinvestment of dividends or capital gains distributions, or on shares held longer than the applicable CDSC period. Class B CDSC is calculated as follows:


52             BUYING AND SELLING SHARES

                                                     CDSC APPLICABLE IN
                                                   YEAR FOLLOWING DATE OF
                                                          PURCHASE
 AMOUNT OF SHARES PURCHASED                      1    2    3    4    5    6
 Less than $50,000                          %   5.0  4.5  3.5  2.5  1.5  1.5
 At least $50,000 but less than $100,000        4.5  3.5  2.5  1.5  1.5    0
 At least $100,000 but less than $250,000       3.5  2.5  1.5  1.5    0    0
 At least $250,000 but less than $500,000       2.5  1.5  1.5    0    0    0
 At least $500,000 but less than
  $1,000,000                                    1.5  1.5    0    0    0    0

Purchase orders for Class B shares of $1 million or more will be treated as orders for Class A shares or declined.

To determine if a CDSC is payable for any redemption of Class B shares, CDSC calculation will be determined in a manner that results in the lowest CDSC charged.

Class B shares are also subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class B shares of the Fund.

The Fund uses the proceeds from the CDSC to pay underwriting fees and expenses. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. As a result, the combination of the CDSC and Rule 12b-1 fees allows the Fund to sell Class B shares without any initial sales charge. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class B shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class B shares. The conversion will be based on the relative NAVs of the two classes. For a description of NAV, see "Buying Shares" below. The date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                           CONVERSION DATE FOLLOWING EXPIRATION
 AMOUNT OF SHARES PURCHASED                 OF PERIOD AFTER DATE OF PURCHASE*
 Less than $50,000                                             84 months
 At least $50,000 but less than $100,000                       76 months
 At least $100,000 but less than $250,000                      60 months
 At least $250,000 but less than $500,000                      44 months
 At least $500,000 but less than
  $1,000,000                                                   28 months

   * Conversion will occur on the fifteenth day of the month immediately following the termination of the applicable period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.


                                            BUYING AND SELLING SHARES         53

CLASS C SHARES. Class C shares are sold without an initial sales charge or CDSC.

Class C shares are subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class C shares of the Fund. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase orders for Class C shares of $1 million or more will be treated as orders for Class A shares or declined.

Class C shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class C shares. The conversion will be based on the relative NAVs of the two classes. Generally, Class C shares must be held longer than Class B shares before such shares automatically convert to Class A shares. Like Class B shares, the date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                           CONVERSION DATE FOLLOWING EXPIRATION
 AMOUNT OF SHARES PURCHASED                 OF PERIOD AFTER DATE OF PURCHASE*
 Less than $50,000                                             96 months
 At least $50,000 but less than $100,000                       88 months
 At least $100,000 but less than $250,000                      72 months
 At least $250,000 but less than $500,000                      56 months
 At least $500,000 but less than
  $1,000,000                                                   40 months

   * Conversion will occur on the fifteenth day of the month immediately following the termination of the applicable period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

Since the longer holding period for Class C shares enables the Fund to charge the higher Rule 12b-1 fee for a longer period, the Fund is able to offer Class C shares without an initial sales charge or CDSC.

REDUCING SALES CHARGES

PURCHASES OF SHARES. There are several ways you may reduce sales charges on your purchase of a Fund's shares.

    - LETTER OF INTENT. Lets you purchase Class A shares of a Fund over a 13 month period and receive the same sales charge as if all shares had been purchased at once.

    - COMBINATION PRIVILEGE. Lets you add the value of all shares you already own (Class A, Class B or Class C) in a Fund for purposes of calculating the sales charge.

    - FAMILY AND TRUST PRIVILEGE. Lets you combine purchases of shares of any class of a Fund made by your spouse, children and/or family trust for purposes of calculating the sales charge. If you wish to use this privilege, you must indicate on your account application that you are entitled to the reduced sales charge.

    - GROUP PURCHASES. Lets you purchase shares of a Fund with others as a group at a reduced sales charge applicable to the group as a whole. A purchase group must meet criteria established by Securian Financial Services, Inc. (Securian Financial), the Funds' underwriter.


54             BUYING AND SELLING SHARES

    - AUTOMATIC INVESTMENT PLAN. Lets you automatically invest a specified amount in a Fund each month, which may result in a lower average cost per share through the principle of "dollar cost averaging." The automatic investment plan will not always result in a lower cost per share, nor will it alone reduce your sales charge.


For more information on any of these plans, please contact Waddell & Reed Services Company by telephone at: (800) 777-6472.


WAIVER OF SALES CHARGE ON CLASS A SHARE PURCHASES. Class A shares may be offered without any sales charge to the following individuals and institutions:

    - officers, directors, employees, sales representatives and retirees of the Fund, Advantus Capital, CSAM (with respect to Enterprise Fund only), State Street (with respect to Venture Fund only), Securian Financial, Minnesota Life and affiliated companies of Minnesota Life, and their respective spouses, siblings, direct ancestors or direct descendants

    - independent legal counsel to the Funds' independent directors

    - Minnesota Life and its affiliated companies

    - trusts, pension or benefit plans sponsored by or on behalf of Advantus Capital, Securian Financial, Minnesota Life and affiliated companies of Minnesota Life

    - advisory clients of Advantus Capital or other affiliated companies of Minnesota Life

    - employees of sales representatives of Advantus Capital, Minnesota Life or affiliated companies of Minnesota Life

    - certain accounts as to which a bank or broker-dealer charges an account management fee, provided that the bank or broker-dealer has an agreement with Securian Financial

    - certain accounts sold by registered investment advisers

    - investors who, within sixty (60) days after redeeming shares of a class of shares generally subject to either an initial or deferred sales charge issued by a non-Advantus fund, purchase Class A shares with those redemption proceeds from Securian Financial or from a broker-dealer that has entered into an agreement with Securian Financial specifically providing for such net asset value purchase

    - employer-sponsored retirement plans described in Sections 401 or 403, or governmental retirement plans described in Section 457, of the Internal Revenue Code with total plan assets of not less than $500,000

WAIVER OF SALES CHARGES ON CLASS B SHARES. The CDSC for Class B shares will generally be waived in the following cases:

    - upon the automatic conversion of Class B shares to Class A shares;

    - upon the Fund's decision to liquidate accounts with less than the minimum account size;

    - upon a shareholder's death or disability; and

    - in connection with Class B shares redeemed pursuant to a Systematic Withdrawal Plan, limited annually to Class B shares equal in amount to 12% of the value of a shareholder's account in a Fund at the time the Systematic Withdrawal Plan is established.


                                            BUYING AND SELLING SHARES         55

For more information on these waivers, please see the Statement of Additional Information or contact Advantus Shareholder Services or Securian Financial.

BUYING SHARES

You may purchase shares of the Funds on any day the New York Stock Exchange
(NYSE) is open for business. The price for Fund shares is equal to the particular Fund's NAV plus any applicable sales charge. NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). However, NAV is not calculated for a Fund on: (a) days in which changes in the Fund's portfolio do not materially change the Fund's NAV,
(b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.

A Fund's NAV for each class is equal to the Fund's total investments attributable to such class less liabilities attributable to such class divided by the number of shares of such class. To determine NAV, a Fund generally values the Fund's investments based on market quotations. If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's board of directors. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities.

You may purchase shares through Securian Financial or another authorized broker-dealer or financial services firm (which may independently establish and charge you transaction or other fees for its services). Your purchase order will be priced at the next NAV (plus the applicable initial sales charge for Class A shares) determined after your purchase order is received by the Funds' transfer agent. An order received by the Funds' transfer agent from a financial services firm after NAV is determined that day will nonetheless be processed at that day's NAV if the order was received by the firm from its customer prior to such determination and transmitted to and received by the transfer agent prior to its close of business that day. Other orders received after the close of normal trading on the NYSE will be priced at the NAV calculated on the next day the NYSE is open for trading.

A Fund may reject any purchase order when the Fund determines it would not be in the best interests of the Fund or its shareholders.

You may purchase shares of the Funds in any of the following ways:

BY CHECK.

    - New investors may purchase shares of the Funds by completing an account application and a check payable to "Advantus".

    - All checks must be in U.S. dollars. Cash, money orders, travelers checks, credit card and third-party checks are not accepted. If a check does not clear your bank, the Fund will cancel the purchase. If you purchase shares by check or bank draft and then redeem those shares, the redemption proceeds are not available until your check or draft clears, which may be up to 15 days after the date of purchase.

    - Send the completed application and a check payable to "Advantus" to your registered representative's authorized broker-dealer or other financial services firm. If you do not have a registered representative, send the completed account application and check to:


    Advantus Funds Group
    c/o Waddell & Reed Services Company
    P.O. Box 29217
    Shawnee Mission, Kansas 66201-9217



56             BUYING AND SELLING SHARES

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" or "Internet Transactions" for instructions on how to sell shares by telephone or Internet.
See "Selling Shares - Signature Guarantee" below to determine whether your sale will require a signature guarantee.


    - If you wish to purchase additional shares, please send a check payable to "Advantus" to the above address (referencing your Advantus Fund selection). When purchasing additional shares, certain third-party checks are acceptable. Please contact Waddell & Reed Services Company at:
      (800) 777-6472 for more information.


BY WIRE.

    - New investors may also purchase shares of the Funds by Federal Reserve or bank wire through a domestic bank.

    - You should first complete an account application and send it to your registered representative's authorized broker-dealer or other financial services firm. If you do not have a registered representative, send the completed account application to the address referenced above.


    - Prior to wiring any funds, you must contact Waddell & Reed Services Company at: (800) 777-6472 for wire instructions. Wire purchases normally take two or more hours to complete. To be accepted the same day, wire purchases must be received by the close of normal trading on the NYSE.


BY INTERNET.


    - Existing Advantus shareholders may also purchase shares via the internet once they have established on-line authorization. Please contact
      Waddell & Reed Services Company at: (800) 777-6472 for more information.


SELLING SHARES


GENERAL. You may sell your shares at any time. You may make such requests by contacting the Fund directly by mail or by telephone or by Internet. Requests by mail should be sent to Advantus Funds Group, c/o Waddell & Reed Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. You may also sell your shares by sending a facsimile request to Advantus Funds Group at:
(800) 332-2749 if no signature guarantee is required.


Shares will be sold at the NAV next calculated after your sale order is received by the Funds' transfer agent less any applicable CDSC (for Class A shares subject to a CDSC and for Class B shares). A sale order received by the Funds' transfer agent from a financial services firm after NAV is calculated that day will nonetheless be processed at that day's NAV if the order was received by the firm from its customer prior to such calculation and transmitted to and received by the transfer agent prior to its close of business that day. Class A shares not otherwise subject to a CDSC and Class C shares may be sold without any charge.


The Fund will forward the sales proceeds to you as soon as possible, but generally no later than seven days after the Fund has received an order. If you designate a bank account with the Fund and wish to sell shares with a value of at least $500, then the proceeds can be sent to your bank account by ACH transfer, which may take up to three days to complete.


The amount you receive may be more or less than the original purchase price for your shares.

DELAY ON PURCHASES BY CHECK. Sales proceeds from shares purchased by check or bank draft, other than checks from government agencies, will not be available until your check or draft clears, which may take up to fifteen days after your purchase.


                                            BUYING AND SELLING SHARES         57

SYSTEMATIC WITHDRAWAL PLAN. If you have an account in a Fund with a value of at least $5,000, you may establish a Systematic Withdrawal Plan which allows you to sell a portion of your shares of such Fund for a fixed or variable amount over a period of time. Withdrawal payments for Class A shares purchased in amounts of $1 million or more and for Class B shares may also be subject to a CDSC. As a result, you should carefully consider whether a Systematic Withdrawal Plan is appropriate. More information about the Systematic Withdrawal Plan is provided in the Statement of Additional Information.

MEDALLION SIGNATURE GUARANTEE. In order to protect the Funds and shareholders against fraudulent requests, a medallion signature guarantee may be required in certain cases. No signature guarantee is required if the sale proceeds are less than $50,000 and are to be paid to the registered holder of the account at the address of record for that account. A medallion signature guarantee is required if:

    - sale proceeds are $50,000 or more

    - sale proceeds will be paid to someone other than the registered shareholder

    - sale proceeds will be mailed to an address other than the registered shareholder's address of record

    - instructions were received by the Fund within 30 days before the sale order to change the registered shareholder's address or bank wire instructions

    - shares are to be transferred to another Fund account holder

    - the request is not made by a pre-authorized trustee for a plan, trust or other tax-exempt organization

The Funds reserve the right to require signature guarantees on all sales. If your sale order requires a signature guarantee, the signature guarantee must be an original (not a copy) and must be a medallion signature guarantee provided by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are:

    - Securities Transfer Agents Medallion Program (STAMP)

    - Stock Exchanges Medallion Program (SEMP)

    - New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP)

Signature guarantees from financial institutions which are not participants in a recognized medallion program will not be accepted.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, you have a one-time privilege within 90 days after the sale to use some or all of the sale proceeds to purchase shares of any of the Advantus Multiple Class Funds at no sales charge. Following your sale of Class A or Class B shares, you will be entitled to purchase only Class A shares under this reinstatement privilege. Any CDSC incurred in connection with the prior sale of Class A or B shares within a 90 day period will not be refunded to a shareholder's account. Following your sale of Class C shares, you will be entitled to purchase only Class C shares under this reinstatement privilege.


58             BUYING AND SELLING SHARES

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" or "Internet Transactions" for instructions on how to exchange shares by telephone or Internet.
---------------
REFERENCE POINT
---------------
Please see "Selling Shares" and "Exchanging Shares" for sale and exchange details.

EXCHANGING SHARES

You may exchange some or all of your shares of a Fund for shares of the same class of any other Advantus Multiple Class Fund or for shares of Advantus Money Market Fund, Inc. (Money Market Fund) provided the other Advantus Fund is available in your state. If you are considering an exchange into another Advantus Fund you should obtain the prospectus for that fund and read it carefully. Exchanges may only be made between Advantus Fund accounts with identical registrations. You may make exchanges by contacting the Fund by mail or by telephone or by Internet. Purchases by exchange are subject to the minimum investment requirements for the Advantus Funds. You may exchange your shares up to twelve times a year without restriction or charge. A $7.50 service fee will then be imposed on subsequent exchanges. The Fund reserves the right to change the terms of and impose additional limitations and charges on exchanges after giving 60 days' prior notice to shareholders.

Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund is not designed for market timers, or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market timers. You will be considered to be a market timer if you have: (i) requested an exchange out of any Advantus Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of any Advantus Fund more than three times in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of any class of shares of any Advantus Fund, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Accounts under common control or ownership are combined for the purpose of determining these limitations.

Exchanges will be made based on the NAVs of the shares. No additional purchase or sales charges will generally be imposed on exchanges for shares. However, exchanges of shares from Money Market Fund are subject to applicable sales charges of the Advantus Fund being purchased, unless the Money Market Fund shares were previously acquired by an exchange from Class A or Class B shares of another Advantus Fund or by reinvestment or cross-reinvestment of dividends or capital gain distributions. If Class B shares are acquired by exchange of Class B shares of another Advantus Fund and later sold, any CDSC on such sale will be calculated as if no previous exchange occurred. However, shares of the Money Market Fund acquired by exchange from Class B shares will still be subject to the CDSC. The CDSC will be calculated without including the period that shares of the Money Market Fund are held.

You may also elect to systematically exchange Fund shares for shares of other Advantus Funds on a monthly basis. Systematic exchanges must be for an exchange amount of at least $50.

More information about exchanging shares is provided in the Statement of Additional Information.

TELEPHONE TRANSACTIONS


You may sell or exchange Fund shares by telephone. You will automatically have the right to initiate such telephone transactions unless you elect not to do so on your account application. You may initiate telephone transactions by calling Waddell & Reed Services Company at: (800) 777-6472. You may speak to a service representative Monday through Friday, from 8:00 a.m. to 6:30 p.m. (Central time). The maximum amount of shares you may sell by telephone is $50,000.



                                            BUYING AND SELLING SHARES         59

During periods of economic or market changes, you may experience difficulty in selling or exchanging shares due to a heavy volume of telephone calls. In such a case, you should consider submitting a written request as an alternative to a telephone sale or exchange. The Fund reserves the right to change, terminate or impose a fee on, telephone sale and exchange privileges after giving 60 days' prior notice to shareholders.

Unless you decline telephone privileges on your account application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

INTERNET TRANSACTIONS


PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. The Advantus Funds maintain a web site located at www.advantusfunds.com. Existing Advantus Funds shareholders may purchase, exchange and redeem shares, and access account information such as account balance and the Fund's NAVs. In order to engage in transactions on our web site, you must first authorize us to transmit account information on-line and accept our policies and procedures. Please contact Waddell & Reed Services Company at: (800) 777-6472. You may need to have bank account information or other information to complete the authorization process.


You may be responsible for any fraudulent Internet transactions as long as the Fund takes reasonable measures to verify the order.

ELECTRONIC DELIVERY OF DOCUMENTS. If you would like to have annual and semi-annual shareholder reports and updated prospectuses delivered to you electronically, rather than on paper, please visit our web site at www.advantusfunds.com.

ACCOUNT REQUIREMENTS

MINIMUM INVESTMENT AMOUNTS. A minimum initial investment of $1,000 is required to open your account in a Fund, except that $500 is the minimum initial investment required to open a qualified account or an account in which you have agreed to make investments of not less than $50 under an automatic investment plan ($25 for an automatic investment plan established prior to December 2, 2002). The minimum amount required for a subsequent investment in all types of accounts is $50.


MINIMUM ACCOUNT BALANCE. If for any reason the shares in your account have a value of less than $500, the Fund has the right to close your account. The Fund usually makes this determination in December of each year. You will be given at least 60 days' written notice to add funds to your account and reestablish the minimum balance.



LOW BALANCE FEE. The Fund will deduct a $10 annual fee from your account in October of each year if your account balance at that time is below $2,000. The low balance fee is waived for qualified accounts and for investors who have aggregate Advantus Fund account assets of $25,000 or more (only shares held directly in the investor's name, rather than in a broker's name, are aggregated for this purpose).



60             BUYING AND SELLING SHARES

                                                                       [GRAPHIC]

                                                         DISTRIBUTIONS AND TAXES

--------------------
FOR YOUR INFORMATION
--------------------
The redemption or exchange of Fund shares may generate a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem or exchange, you may incur a gain or loss.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Dividends, if any, are paid quarterly and net capital gains distributions are generally paid once a year. Distributions on Class A shares will generally be higher than Class B and Class C share distributions due to higher Rule 12b-1 fees applicable to Class B and Class C shares. Your distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise. Distributions of these additional shares are made at the NAV of the payment date. There are no fees or sales charges on reinvestments. If you wish to receive cash distributions, you may authorize the Fund to do so in your account application or by writing to Advantus Shareholder Services. If your cash distribution checks cannot be delivered by the postal or other delivery service to your address of record, all distributions will automatically be reinvested in additional shares of the Fund. No interest will be paid on amounts represented by uncashed distribution checks.


You may elect to have dividends invested in shares of the Money Market Fund or in shares of the same class of another Advantus Multiple Class Fund described in "Advantus Family of Funds" below. Dividends are valued at the NAV of such other Advantus Fund on the dividend payment date. To qualify for this privilege, you must maintain a minimum account balance of $500 in the Fund and the other applicable Advantus Fund. You must request this privilege by writing to Advantus Funds Group, c/o Waddell & Reed Services Company, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217.


TAXES

You will be taxed on both dividends and capital gains distributions paid by a Fund (unless you hold your shares through an IRA or other tax-deferred retirement account). Dividends and distributions are subject to tax regardless of whether they are automatically invested or are received in cash. Dividends paid from the Fund's investment income will be taxed as ordinary income. Capital gains distributions will be taxed as long-term capital gains, regardless of the length of time for which you have held your shares. Long-term capital gains are currently taxable to individuals at a maximum federal tax rate of 20%. If you purchase shares of the Fund before dividends or capital gains distributions, such dividends and distributions will reduce the NAV per share by the amount of such dividends and distributions. Furthermore, you will be subject to taxation on such dividends and distributions.

                                              DISTRIBUTIONS AND TAXES         61

If you sell your shares, you will generally realize a capital gain or loss. Any gain will be treated as short-term if you have held the shares for one year or less, and long-term if you have held the shares more than one year. Short-term capital gains are taxed as ordinary income, while long-term capital gains are subject to a maximum federal tax rate of 20%. If you exchange your shares in a Fund for shares of another Advantus Fund, the exchange will be treated as a sale for federal tax purposes, and you will be taxed on any capital gain you realize on the sale.


A Fund makes changes in its portfolio that Advantus Capital, WRIICO or the Fund's investment sub-adviser, if any, deems advisable. The Fund's portfolio turnover may cause the Fund to realize capital gains which, when distributed to shareholders, will be taxable to them.


You will receive an annual statement from the Fund providing detailed information concerning the federal tax status of distributions you have received during the year.

The above is only a general discussion of the federal income tax consequences of an investment in a Fund. For more information, see the Statement of Additional Information. You should consult your own tax adviser for the specific federal, state or local tax consequences to you of an investment in a Fund.

62             DISTRIBUTIONS AND TAXES

                                                                       [GRAPHIC]
                                                            FINANCIAL HIGHLIGHTS

The following table describes each Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Funds' independent auditor, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

Per share data for a share of capital stock and selected information for each period are as follows for each Fund:

CORNERSTONE FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS A
                                            Year
                                            Ended     Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                             '03     July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $     11.81           12.59           15.08     15.14     13.88     18.68
                                           ----------------------------------------------------------------------
 Income from Investment Operations:
    Net Investment Income                      .12             .08             .09       .06       .15       .16
    Net Gains (Losses) (both
     realized and unrealized)                  .72            (.78)          (2.50)      .13      1.26     (3.04)
                                           ----------------------------------------------------------------------
       Total from Investment
        Operations                             .84            (.70)          (2.41)      .19      1.41     (2.88)
                                           ----------------------------------------------------------------------
 Less Distributions:
    Dividends from Net Investment
     Income                                   (.11)           (.08)           (.08)     (.05)     (.15)     (.16)
    Distributions from Net Realized
     Gains                                      --              --              --      (.13)       --     (1.76)
    Excess Distributions of Net
     Realized Gains                             --              --              --      (.06)       --        --
    Tax Return of Capital                       --              --              --      (.01)       --        --
                                           ----------------------------------------------------------------------
       Total Distributions                    (.11)           (.08)           (.08)     (.25)     (.15)    (1.92)
                                           ----------------------------------------------------------------------
 Net Asset Value, End of Period        $     12.54           11.81           12.59     15.08     15.14     13.88
                                           ======================================================================
 Total Return (a)                      %      7.23           (5.72)         (15.97)     1.26     10.13    (16.45)
 Net Assets, End of Period (in
  thousands)                           $    63,549          57,947          65,766    81,389    92,657    93,833
 Ratios to Average Net Assets:
    Expenses                           %      1.29            1.24(b)         1.24      1.24      1.21      1.16
    Net Investment Income              %      1.05             .70(b)          .61       .43       .94       .98
    Expenses Without Waivers           %      1.50            1.41(b)         1.39      1.34      1.23      1.25
    Net Investment Income Without
     Waivers                           %       .84             .53(b)          .46       .33       .92       .89
 Portfolio Turnover Rate
  (excluding short-term securities)    %     123.4            95.3           147.9     180.1      78.7     114.4


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.
 (b)  Adjusted to an annual basis.

                                                 FINANCIAL HIGHLIGHTS         63

CORNERSTONE FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS B
                                            Year
                                           Ended      Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                            '03      July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $    11.60            12.38           14.86     14.97     13.73     18.52
                                           ----------------------------------------------------------------------

 Income from Investment Operations:

    Net Investment Income (Loss)              .04               --            (.02)     (.02)      .03       .03
    Net Gains (Losses) (both
     realized and unrealized)                 .71             (.77)          (2.46)      .10      1.24     (3.02)
                                           ----------------------------------------------------------------------

       Total from Investment
        Operations                            .75             (.77)          (2.48)      .08      1.27     (2.99)
                                           ----------------------------------------------------------------------

 Less Distributions:
    Dividends from Net Investment
     Income                                  (.03)            (.01)             --        --      (.03)     (.04)

    Distributions from Net Realized
     Gains                                     --               --              --      (.13)       --     (1.76)
    Excess Distributions of Net
     Realized Gains                            --               --              --      (.06)       --        --
                                           ----------------------------------------------------------------------

       Total Distributions                   (.03)            (.01)             --      (.19)     (.03)    (1.80)
                                           ----------------------------------------------------------------------

 Net Asset Value, End of Period        $    12.32            11.60           12.38     14.86     14.97     13.73
                                           ======================================================================

 Total Return (a)                      %     6.55            (6.40)         (16.61)      .54      9.26    (17.21)

 Net Assets, End of Period (in
  thousands)                           $    4,812            6,190           8,382    12,615    18,611    21,176

 Ratios to Average Net Assets:

    Expenses                           %     2.04             1.99(b)         1.99      1.99      1.96      1.95

    Net Investment Income (Loss)       %      .30             (.05)(b)        (.14)     (.29)      .20       .18

    Expenses Without Waivers           %     2.25             2.16(b)         2.14      2.09      1.96      1.95
    Net Investment Income (Loss)
     Without Waivers                   %      .09             (.22)(b)        (.29)     (.39)      .20       .18
 Portfolio Turnover Rate
  (excluding short-term securities)    %    123.4             95.3          147.90     180.1      78.7     114.4


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to annual basis.

64             FINANCIAL HIGHLIGHTS

CORNERSTONE FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS C
                                            Year
                                           Ended      Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                            '03      July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $    11.56            12.35           14.82     14.93     13.68     18.48
                                           ----------------------------------------------------------------------

 Income from Investment Operations:

    Net Investment Income (Loss)              .04               --            (.02)     (.02)      .03       .03
    Net Gains (Losses) (both
     realized and unrealized)                 .71             (.78)          (2.45)      .10      1.25     (3.04)
                                           ----------------------------------------------------------------------

       Total from Investment
        Operations                            .75             (.78)          (2.47)      .08      1.28     (3.01)
                                           ----------------------------------------------------------------------

 Less Distributions:
    Dividends from Net Investment
     Income                                  (.03)            (.01)             --        --      (.03)     (.03)

    Distributions from Net Realized
     Gains                                     --               --              --      (.13)       --     (1.76)
    Excess Distributions of Net
     Realized Gains                            --               --              --      (.06)       --        --
                                           ----------------------------------------------------------------------

       Total Distributions                   (.03)            (.01)             --      (.19)     (.03)    (1.79)
                                           ----------------------------------------------------------------------

 Net Asset Value, End of Period        $    12.28            11.56           12.35     14.82     14.93     13.68
                                           ======================================================================

 Total Return (a)                      %     6.49            (6.42)         (16.58)      .54      9.35    (17.28)

 Net Assets, End of Period (in
  thousands)                           $      593              680             873     1,281     2,015     3,094

 Ratios to Average Net Assets:

    Expenses                           %     2.04             1.99(b)         1.99      1.99      1.96      1.95

    Net Investment Income (Loss)       %      .30             (.05)(b)        (.14)     (.29)      .21       .18

    Expenses Without Waivers           %     2.25             2.16(b)         2.14      2.09      1.96      1.95
    Net Investment Income (Loss)
     Without Waivers                   %      .09             (.22)(b)        (.29)     (.39)      .21       .18
 Portfolio Turnover Rate
  (excluding short-term securities)    %    123.4             95.3           147.9     180.1      78.7     114.4


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to an annual basis.

                                                 FINANCIAL HIGHLIGHTS         65

ENTERPRISE FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS A
                                            Year
                                            Ended     Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                             '03     July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $      6.44            7.20           20.77     14.56     11.32     15.90
                                           ----------------------------------------------------------------------

 Income from Investment Operations:

    Net Investment Loss                       (.09)           (.08)           (.03)     (.19)     (.14)     (.13)
    Net Gains (Losses) (both
     realized and unrealized)                 1.96            (.68)          (7.07)     6.40      3.38     (4.45)
                                           ----------------------------------------------------------------------

       Total from Investment
        Operations                            1.87            (.76)          (7.10)     6.21      3.24     (4.58)
                                           ----------------------------------------------------------------------

 Less Distributions:

    Distributions from Net Realized
     Gains                                      --              --           (6.47)       --        --        --
                                           ----------------------------------------------------------------------

       Total Distributions                      --              --           (6.47)       --        --        --
                                           ----------------------------------------------------------------------

 Net Asset Value, End of Period        $      8.31            6.44            7.20     20.77     14.56     11.32
                                           ======================================================================

 Total Return (a)                      %     28.84          (10.56)         (44.09)    42.65     28.62    (28.81)

 Net Assets, End of Period
  (in thousands)                       $    35,538          27,357          30,744    56,087    40,009    31,844

 Ratios to Average Net Assets:

    Expenses                           %      1.50            1.38(b)         1.38      1.25      1.33      1.27

    Net Investment Loss                %     (1.25)          (1.14)(b)       (1.00)     (.92)     (.97)     (.91)

    Expenses Without Waivers           %      1.90            1.69(b)         1.60      1.43      1.45      1.44

    Net Investment Loss Without
     Waivers                           %     (1.65)          (1.45)(b)       (1.22)    (1.10)    (1.09)    (1.08)
 Portfolio Turnover Rate (excluding
  short-term securities)               %      64.0            62.2          105.40     181.5      99.3      71.1


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to an annual basis.

66             FINANCIAL HIGHLIGHTS

ENTERPRISE FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS B
                                            Year
                                           Ended      Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                            '03      July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $     5.78             6.51           19.63     13.88     10.88     15.42
                                           ----------------------------------------------------------------------

 Income from Investment Operations:

    Net Investment Loss                      (.13)            (.16)           (.07)     (.35)     (.26)     (.24)
    Net Gains (Losses) (both
     realized and unrealized)                1.75             (.57)          (6.58)     6.10      3.26     (4.30)
                                           ----------------------------------------------------------------------

       Total from Investment
        Operations                           1.62             (.73)          (6.65)     5.75      3.00     (4.54)
                                           ----------------------------------------------------------------------

 Less Distributions:

    Distributions from Net Realized
     Gains                                     --               --           (6.47)       --        --        --
                                           ----------------------------------------------------------------------

       Total Distributions                     --               --           (6.47)       --        --        --
                                           ----------------------------------------------------------------------

 Net Asset Value, End of Period        $     7.40             5.78            6.51     19.63     13.88     10.88
                                           ======================================================================

 Total Return (a)                      %    28.03           (11.22)         (44.59)    41.43     27.57    (29.44)

 Net Assets, End of Period (in
  thousands)                           $    3,045            3,345           4,440     9,086     6,491     5,903

 Ratios to Average Net Assets:

    Expenses                           %     2.25             2.23(b)         2.23      2.10      2.18      2.14

    Net Investment Loss                %    (2.00)           (1.99)(b)       (1.85)    (1.77)    (1.82)    (1.77)

    Expenses Without Waivers           %     2.65             2.44(b)         2.35      2.10      2.18      2.14

    Net Investment Loss Without
     Waivers                           %    (2.40)           (2.20)(b)       (1.97)    (1.77)    (1.82)    (1.77)
 Portfolio Turnover Rate (excluding
  short-term securities)               %     64.0             62.2           105.4     181.5      99.3      71.1


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to an annual basis.

                                                 FINANCIAL HIGHLIGHTS         67

ENTERPRISE FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS C
                                            Year
                                           Ended      Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                            '03      July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $     5.78             6.50           19.62     13.87     10.87     15.41
                                           ----------------------------------------------------------------------

 Income from Investment Operations:

    Net Investment Loss                      (.13)            (.15)           (.05)     (.36)     (.27)     (.26)
    Net Gains (Losses) (both
     realized and unrealized)                1.75             (.57)          (6.60)     6.11      3.27     (4.28)
                                           ----------------------------------------------------------------------

       Total from Investment
        Operations                           1.62             (.72)          (6.65)     5.75      3.00     (4.54)
                                           ----------------------------------------------------------------------

 Less Distributions:

    Distributions from Net Realized
     Gains                                     --               --           (6.47)       --        --        --
                                           ----------------------------------------------------------------------

       Total Distributions                     --               --           (6.47)       --        --        --
                                           ----------------------------------------------------------------------

 Net Asset Value, End of Period        $     7.40             5.78            6.50     19.62     13.87     10.87
                                           ======================================================================

 Total Return (a)                      %    28.03           (11.21)         (44.54)    41.46     27.48    (29.40)

 Net Assets, End of Period (in
  thousands)                           $      403              421             541     1,079       812       780

 Ratios to Average Net Assets:

    Expenses                           %     2.25             2.23(b)         2.23      2.10      2.18      2.14

    Net Investment Loss                %    (2.00)           (1.99)(b)       (1.85)    (1.77)    (1.82)    (1.78)

    Expenses Without Waivers           %     2.65             2.44(b)         2.35      2.10      2.18      2.14

    Net Investment Loss Without
     Waivers                           %    (2.40)           (2.20)(b)       (1.97)    (1.77)    (1.82)    (1.78)
 Portfolio Turnover Rate (excluding
  short-term securities)               %     64.0             62.2           105.4     181.5      99.3      71.1


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to an annual basis.

68             FINANCIAL HIGHLIGHTS

HORIZON FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS A
                                            Year
                                            Ended     Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                             '03     July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of Year    $     11.23           12.63           31.08     26.88     23.59     23.06
                                           ----------------------------------------------------------------------

 Income from Investment Operations:

    Net Investment Loss                       (.04)           (.07)           (.16)     (.28)     (.16)     (.09)
    Net Gains (Losses) (both
     realized and unrealized)                 1.28           (1.33)         (13.38)     5.41      5.77      3.48
                                           ----------------------------------------------------------------------

       Total from Investment
        Operations                            1.24           (1.40)         (13.54)     5.13      5.61      3.39
                                           ----------------------------------------------------------------------

 Less Distributions:
    Distributions from Net Realized
     Gains                                      --              --           (4.91)     (.93)    (2.32)    (2.86)
                                           ----------------------------------------------------------------------

       Total Distributions                      --              --           (4.91)     (.93)    (2.32)    (2.86)
                                           ----------------------------------------------------------------------

 Net Asset Value, End of Year          $     12.47           11.23           12.63     31.08     26.88     23.59
                                           ======================================================================

 Total Return (a)                      %     11.04          (11.08)         (49.46)    19.26     24.74     16.38
 Net Assets, End of Year
  (in thousands)                       $    21,928          21,830          27,603    63,568    56,581    47,183

 Ratios to Average Net Assets:

    Expenses                           %      1.37            1.35(b)         1.35      1.33      1.30      1.36

    Net Investment Loss                %      (.34)           (.58)(b)        (.85)     (.89)     (.61)     (.39)

    Expenses Without Waivers           %      2.50            2.17(b)         1.81      1.42      1.30      1.37
    Net Investment Loss
     Without Waivers                   %     (1.47)          (1.40)(b)       (1.32)     (.97)     (.61)     (.40)
 Portfolio Turnover Rate (excluding
  short-term securities)               %     156.6            67.6           129.6     109.3      60.1      72.6


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to an annual basis.

                                                 FINANCIAL HIGHLIGHTS         69

HORIZON FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS B
                                            Year
                                            Ended     Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                             '03     July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of Year    $     10.27           11.62           29.26     25.54     22.65     22.41
                                           ----------------------------------------------------------------------

 Income from Investment Operations:

    Net Investment Loss                       (.13)           (.16)           (.30)     (.49)     (.32)     (.22)
    Net Gains (Losses) (both
     realized and unrealized)                 1.18           (1.19)         (12.43)     5.14      5.53      3.32
                                           ----------------------------------------------------------------------

       Total from Investment
        Operations                            1.05           (1.35)         (12.73)     4.65      5.21      3.10
                                           ----------------------------------------------------------------------

 Less Distributions:

    Distributions from Net Realized
     Gains                                      --              --           (4.91)     (.93)    (2.32)    (2.86)
                                           ----------------------------------------------------------------------

       Total Distributions                      --              --           (4.91)     (.93)    (2.32)    (2.86)
                                           ----------------------------------------------------------------------

 Net Asset Value, End of Year          $     11.32           10.27           11.62     29.26     25.54     22.65
                                           ======================================================================

 Total Return (a)                      %     10.33          (11.71)         (49.85)    18.40     23.93     15.48

 Net Assets, End of Year (in
  thousands)                           $     6,128           7,507          10,679    26,878    23,561    17,100

 Ratios to average net assets:

    Expenses                           %      2.12            2.10(b)         2.10      2.08      2.04      2.07

    Net Investment Loss                %     (1.09)          (1.33)(b)       (1.60)    (1.63)    (1.34)    (1.11)

    Expenses Without Waivers           %      3.25            2.92(b)         2.56      2.17      2.04      2.07
    Net Investment Loss
     Without Waivers                   %     (2.22)          (2.15)(b)       (2.07)    (1.72)    (1.34)    (1.11)
 Portfolio Turnover Rate (excluding
  short-term securities)               %     156.6            67.6          129.60     109.3      60.1      72.6


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to an annual basis.

70             FINANCIAL HIGHLIGHTS

HORIZON FUND


 FINANCIAL HIGHLIGHTS                                                     CLASS C
                                            Year
                                            Ended     Period From                Year Ended September 30,
                                           July 31,  October 1, 2001 to
                                             '03     July 31, 2002           '01       '00       '99       '98
 Net Asset Value, Beginning of Year    $     10.34           11.71           29.44     25.69     22.79     22.38
                                           ----------------------------------------------------------------------

 Income from Investment Operations:

    Net Investment Loss                       (.13)           (.16)           (.30)     (.51)     (.36)     (.24)
    Net Gains (Losses) (both
     realized and unrealized)                 1.20           (1.21)         (12.52)     5.19      5.58      3.51
                                           ----------------------------------------------------------------------

       Total from Investment
        Operations                            1.07           (1.37)         (12.82)     4.68      5.22      3.27
                                           ----------------------------------------------------------------------

 Less Distributions:

    Distributions from Net Realized
     Gains                                      --              --           (4.91)     (.93)    (2.32)    (2.86)
                                           ----------------------------------------------------------------------

       Total Distributions                      --              --           (4.91)     (.93)    (2.32)    (2.86)
                                           ----------------------------------------------------------------------

 Net Asset Value, End of Year          $     11.41           10.34           11.71     29.44     25.69     22.79
                                           ======================================================================

 Total Return (a)                      %     10.35          (11.71)         (49.84)    18.37     23.82     15.74

 Net Assets, End of Year (in
  thousands)                           $       558             658             988     2,396     2,540     2,299

 Ratios to Average Net Assets:

    Expenses                           %      2.12            2.10(b)         2.10      2.08      2.04      2.07

    Net Investment Loss                %     (1.09)          (1.33)(b)       (1.60)    (1.63)    (1.34)    (1.10)

    Expenses Without Waivers           %      3.25            2.92(b)         2.56      2.17      2.04      2.07
    Net Investment Loss
     Without Waivers                   %     (2.22)          (2.15)(b)       (2.07)    (1.72)    (1.34)    (1.10)
 Portfolio Turnover Rate (excluding
  short-term securities)               %     156.6            67.6           129.6     109.3      60.1      72.6


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to an annual basis.

                                                 FINANCIAL HIGHLIGHTS         71

INDEX 500 FUND


 FINANCIAL HIGHLIGHTS                                          CLASS A
                                                          Year Ended July 31
                                             '03       '02       '01       '00       '99
 Net Asset Value, Beginning of Year    $     12.00     15.92     18.93     17.74     15.06
                                           ------------------------------------------------

 Income from Investment Operations:

    Net Investment Income                      .11       .11       .12       .10       .11

    Net Gains (Losses) (both
     realized and unrealized)                 1.05     (3.94)    (2.98)     1.27      2.74
                                           ------------------------------------------------

       Total from Investment
        Operations                            1.16     (3.83)    (2.86)     1.37      2.85
                                           ------------------------------------------------

 Less Distributions:

    Dividends from Net Investment
     Income                                   (.11)     (.09)     (.10)     (.03)     (.10)

    Distributions from Net Realized
     Gains                                      --        --      (.05)     (.15)     (.07)
                                           ------------------------------------------------

       Total Distributions                    (.11)     (.09)     (.15)     (.18)     (.17)
                                           ------------------------------------------------

 Net Asset Value, End of Year          $     13.05     12.00     15.92     18.93     17.74
                                           ================================================

 Total Return (a)                      %      9.76    (24.14)   (15.12)     7.67     19.13

 Net Assets, End of Year (in
  thousands)                           $    20,371    18,196    24,870    24,723    25,498

 Ratios to Average Net Assets:

    Expenses                           %       .85       .75       .75       .75       .75

    Net Investment Income              %       .93       .77       .72       .52       .64

    Expenses Without Waivers           %      1.68      1.53      1.43      1.38      1.43

    Net Investment Income (Loss)
     Without Waivers                   %       .10      (.01)      .04      (.11)     (.04)

 Portfolio Turnover Rate (excluding
  short-term securities)               %       4.3      13.6      17.2      42.6      25.3


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

72             FINANCIAL HIGHLIGHTS

INDEX 500 FUND


 FINANCIAL HIGHLIGHTS                                          CLASS B
                                                          Year Ended July 31
                                             '03       '02       '01       '00       '99
 Net Asset Value, Beginning of Year    $     11.78     15.66     18.68     17.64     15.01
                                           ------------------------------------------------

 Income from Investment Operations:

    Net Investment Income (Loss)               .03      (.01)     (.02)     (.06)     (.03)

    Net Gains (Losses) (both
     realized and unrealized)                 1.02     (3.86)    (2.93)     1.25      2.73
                                           ------------------------------------------------

       Total from Investment
        Operations                            1.05     (3.87)    (2.95)     1.19      2.70
                                           ------------------------------------------------

 Less Distributions:

    Dividends from Net Investment
     Income                                   (.03)     (.01)     (.02)       --        --

    Distributions from Net Realized
     Gains                                      --        --      (.05)     (.15)     (.07)
                                           ------------------------------------------------

       Total Distributions                    (.03)     (.01)     (.07)     (.15)     (.07)
                                           ------------------------------------------------

 Net Asset Value, End of Year          $     12.80     11.78     15.66     18.68     17.64
                                           ================================================

 Total Return (a)                      %      8.94    (24.80)   (15.77)     6.71     18.10

 Net Assets, End of Year (in
  thousands)                           $    13,402    14,559    21,931    28,077    24,202

 Ratios to Average Net Assets:

    Expenses                           %      1.60      1.60      1.60      1.60      1.60

    Net Investment Income (Loss)       %       .18      (.08)     (.11)     (.33)     (.21)

    Expenses Without Waivers           %      2.43      2.28      2.18      2.13      2.16

    Net Investment Income (Loss)
     Without Waivers                   %      (.65)     (.76)     (.69)     (.86)     (.77)

 Portfolio Turnover Rate (excluding
  short-term securities)               %       4.3      13.6      17.2      42.6      25.3


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

                                                 FINANCIAL HIGHLIGHTS         73

INDEX 500 FUND


 FINANCIAL HIGHLIGHTS                                          CLASS C
                                                          Year Ended July 31
                                             '03       '02       '01       '00       '99
 Net Asset Value, Beginning of Year    $     11.75     15.63     18.64     17.60     14.97
                                           ------------------------------------------------

 Income from Investment Operations:

    Net Investment Income (Loss)               .03      (.01)     (.03)     (.06)     (.03)

    Net Gains (Losses) (both
     realized and unrealized)                 1.02     (3.86)    (2.91)     1.25      2.73
                                           ------------------------------------------------

       Total from Investment
        Operations                            1.05     (3.87)    (2.94)     1.19      2.70
                                           ------------------------------------------------

 Less Distributions:

    Dividends from Net Investment
     Income                                   (.03)     (.01)     (.02)       --        --

    Distributions from Net Realized
     Gains                                      --        --      (.05)     (.15)     (.07)
                                           ------------------------------------------------

       Total Distributions                    (.03)     (.01)     (.07)     (.15)     (.07)
                                           ------------------------------------------------

 Net Asset Value, End of Year          $     12.77     11.75     15.63     18.64     17.60
                                           ================================================

 Total Return (a)                      %      8.97    (24.80)   (15.80)     6.73     18.03

 Net Assets, End of Year (in
  thousands)                           $     1,622     1,605     2,291     3,168     2,910

 Ratios to Average Net Assets:

    Expenses                           %      1.60      1.60      1.60      1.60      1.60

    Net Investment Income (Loss)       %       .18      (.08)     (.11)     (.33)     (.21)

    Expenses Without Expense Waivers   %      2.43      2.28      2.18      2.13      2.16

    Net Investment Income (Loss)
     Without Waivers                   %      (.65)     (.76)     (.69)     (.86)     (.77)

 Portfolio Turnover Rate (excluding
  short-term securities)               %       4.3      13.6      17.2      42.6      25.3


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

74             FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES FUND


 FINANCIAL HIGHLIGHTS                                                             CLASS A
                                                                                                  PERIOD FROM
                                                                                                  FEBRUARY 25,
                                                                    YEAR ENDED JULY 31            1999(C) TO
                                                            '03       '02       '01       '00     JULY 31, 1999
 Net Asset Value, Beginning of Period                 $     11.93     11.67     11.23     10.25        10.02
                                                          -------------------------------------------------------
 Income from Investment Operations:
    Net Investment Income                                     .48       .32       .51       .43          .18
    Net Gains
     (both realized and unrealized)                          1.72      1.01       .47      1.00          .31
                                                          -------------------------------------------------------
       Total from Investment Operations                      2.20      1.33       .98      1.43          .49
                                                          -------------------------------------------------------
 Less Distributions:
    Distributions from Net Investment Income                 (.48)     (.28)     (.54)     (.41)        (.18)
    Distributions from Net Realized Gains                    (.23)     (.79)       --      (.04)          --
    Excess Distributions of Net Investment Income              --        --        --        --         (.08)
                                                          -------------------------------------------------------
       Total Distributions                                   (.71)    (1.07)     (.54)     (.45)        (.26)
                                                          -------------------------------------------------------
 Net Asset Value, End of Period                       $     13.42     11.93     11.67     11.23        10.25
                                                          =======================================================
 Total Return (a)                                     %     19.65     12.31      9.10     14.89         4.78
 Net Assets, End of Year (in thousands)               $    60,198    32,269    17,336    11,704        6,113
 Ratios to Average Net Assets:
    Expenses                                          %      1.46      1.50      1.50      1.50         1.50(b)
    Net Investment Income                             %      2.95      2.83      4.29      4.26         4.09(b)
    Expenses Without Waivers                          %      1.46      1.69      1.99      2.72         3.49(b)
    Net Investment Income Without Waivers             %      2.95      2.64      3.81      3.04         2.10(b)
 Portfolio Turnover Rate (excluding short-term
  securities)                                         %      48.2     101.2     173.1     116.8         51.5


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.
 (b)  Adjusted to an annual basis.
 (c)  Date shares became effectively registered.

                                                 FINANCIAL HIGHLIGHTS         75

REAL ESTATE SECURITIES FUND


 FINANCIAL HIGHLIGHTS                                              CLASS B

                                                                        PERIOD FROM
                                                                        NOVEMBER 28,
                                                          Year Ended    2001(C) TO
                                                          July 31,      JULY 31,
                                                            '03           2002
 Net Asset Value, Beginning of Period                 $      11.89          11.56
                                                          --------------------------

 Income from Investment Operations:

    Net Investment Income                                      .40            .11
    Net Gains
     (both realized and unrealized)                           1.70           1.23
                                                          --------------------------

       Total from Investment Operations                       2.10           1.34
                                                          --------------------------

 Less Distributions:

    Distributions from Net Investment Income                  (.40)          (.22)

    Distributions from Net Realized Gains                     (.23)          (.79)
                                                          --------------------------

       Total Distributions                                    (.63)         (1.01)
                                                          --------------------------

 Net Asset Value, End of Period                       $      13.36          11.89
                                                          ==========================

 Total Return (a)                                     %      18.73           7.75

 Net Assets, End of Year (in thousands)               $      2,187          1,131

 Ratios to Average Net Assets:

    Expenses                                          %       2.21           2.40(b)

    Net Investment Income                             %       2.20           1.29(b)

    Expenses Without Waivers                          %       2.21           2.44(b)

    Net Investment Income Without Waivers             %       2.20           1.25(b)

 Portfolio Turnover Rate (excluding short-term
  securities)                                         %       48.2          101.2


 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges. For periods less than one year, total return has not been annualized.

 (b)  Adjusted to an annual basis.

 (c)  Inception date of the Class B shares.

76             FINANCIAL HIGHLIGHTS

VENTURE FUND


 FINANCIAL HIGHLIGHTS                                            CLASS A
                                                            Year Ended July 31
                                             '03       '02       '01       '00         '99
 Net Asset Value, Beginning of Year    $     12.25     15.05     11.47      11.20       12.03
                                           ----------------------------------------------------

 Income from Investment Operations:

    Net Investment Income (Loss)              (.09)     (.08)     (.06)       .05         .10

    Net Gains (Losses) (both
     realized and unrealized)                 1.74     (1.84)     4.04        .32        (.59)
                                           ----------------------------------------------------

       Total from Investment
        Operations                            1.65     (1.92)     3.98        .37        (.49)
                                           ----------------------------------------------------

 Less Distributions:

    Dividends from Net Investment
     Income                                     --(b)      --       --       (.06)       (.09)

    Distributions from Net Realized
     Gains                                    (.88)     (.88)     (.40)        --        (.23)

    Dividends in Excess of Net
     Investment Income                          --        --        --       (.04)         --

    Tax Return of Capital                       --        --        --         --        (.02)
                                           ----------------------------------------------------

       Total Distributions                    (.88)     (.88)     (.40)      (.10)       (.34)
                                           ----------------------------------------------------

 Net Asset Value, End of Year          $     13.02     12.25     15.05      11.47       11.20
                                           ====================================================

 Total Return (a)                      %     14.91    (13.27)    35.18       3.74       (3.89)

 Net Assets, End of Year (in
  thousands)                           $    59,141    53,071    54,735     31,371      31,683

 Ratios to Average Net Assets:

    Expenses                           %      1.53      1.27      1.40       1.40        1.40

    Net Investment Income (Loss)       %      (.82)     (.57)     (.56)       .63         .81

    Expenses Without Waivers           %      1.53      1.37      1.51       1.71        1.64

    Net Investment Income (Loss)
     Without Waivers                   %      (.82)     (.67)     (.67)       .32         .57

 Portfolio Turnover Rate (excluding
  short-term securities)               %      54.2      37.3      37.8      169.0       103.9



 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

 (b)  Amount is less than $.01.



                                                 FINANCIAL HIGHLIGHTS         77

VENTURE FUND


 FINANCIAL HIGHLIGHTS                                          CLASS B
                                                          Year Ended July 31
                                             '03       '02       '01       '00       '99
 Net Asset Value, Beginning of Year    $     11.90     14.77     11.36     11.11     11.94
                                           ------------------------------------------------

 Income from Investment Operations:

    Net Investment Loss                       (.17)     (.17)     (.16)     (.04)       --

    Net Gains (Losses) (both
     realized and unrealized)                 1.68     (1.82)     3.97       .32      (.58)
                                           ------------------------------------------------

       Total from Investment
        Operations                            1.51     (1.99)     3.81       .28      (.58)
                                           ------------------------------------------------

 Less Distributions:

    Dividends from Net Investment
     Income                                     --(b)      --       --      (.02)     (.02)

    Distributions from Net Realized
     Gains                                    (.88)     (.88)     (.40)       --      (.23)

    Dividends in Excess of Net
     Investment Income                          --        --        --      (.01)       --
                                           ------------------------------------------------

       Total Distributions                    (.88)     (.88)     (.40)     (.03)     (.25)
                                           ------------------------------------------------

 Net Asset Value, End of Year          $     12.53     11.90     14.77     11.36     11.11
                                           ================================================

 Total Return (a)                      %     14.13    (14.02)    34.01      2.89     (4.77)

 Net Assets, End of Year (in
  thousands)                           $     5,097     4,531     4,114     2,500     3,115
 Ratios to Average Net Assets:

    Expenses                           %      2.28      2.12      2.25      2.24      2.25

    Net Investment Loss                %     (1.57)    (1.42)    (1.41)     (.24)     (.04)

    Expenses Without Waivers           %      2.28      2.12      2.26      2.45      2.36

    Net Investment Loss Without
     Waivers                           %     (1.57)    (1.42)    (1.42)     (.45)     (.15)

 Portfolio Turnover Rate (excluding
  short-term securities)               %      54.2      37.3      37.8     169.0     103.9



 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

 (b)  Amount is less than $.01.



78             FINANCIAL HIGHLIGHTS

VENTURE FUND


 FINANCIAL HIGHLIGHTS                                          CLASS C
                                                          Year Ended July 31
                                             '03       '02       '01       '00       '99
 Net Asset Value, Beginning of Year    $     11.96     14.83     11.41     11.15     11.98
                                           ------------------------------------------------

 Income from Investment Operations:

    Net Investment Loss                       (.19)     (.14)     (.15)     (.03)     (.01)

    Net Gains (Losses) (both
     realized and unrealized)                 1.71     (1.85)     3.98       .32      (.57)
                                           ------------------------------------------------

       Total from Investment
        Operations                            1.52     (1.99)     3.83       .29      (.58)
                                           ------------------------------------------------

 Less Distributions:

    Dividends from Net Investment
     Income                                     --(b)      --       --      (.02)     (.02)

    Distributions from Net Realized
     Gains                                    (.88)     (.88)     (.40)       --      (.23)

    Distributions in Excess of Net
     Investment Income                          --        --        --      (.01)       --
                                           ------------------------------------------------

       Total Distributions                    (.88)     (.88)     (.40)     (.03)     (.25)
                                           ------------------------------------------------

 Net Asset Value, End of Year          $     12.60     11.96     14.83     11.41     11.15
                                           ================================================

 Total Return (a)                      %     14.15    (13.96)    33.94      2.95     (4.81)

 Net Assets, End of Year (in
  thousands)                           $     1,089     1,477       479       273       467

 Ratios to Average Net Assets:

    Expenses                           %      2.28      2.12      2.25      2.24      2.25

    Net Investment Loss                %     (1.57)    (1.42)    (1.41)     (.24)     (.04)

    Expenses Without Waivers           %      2.28      2.12      2.26      2.45      2.36

    Net Investment Income (Loss)
     Without Waivers                   %     (1.57)    (1.42)    (1.42)     (.45)     (.15)

 Portfolio Turnover Rate (excluding
  short-term securities)               %      54.2      37.3      37.8     169.0     103.9



 (a) Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.

 (b)  Amount is less than $.01.



                                                 FINANCIAL HIGHLIGHTS         79

                                                               OTHER INFORMATION

SERVICE PROVIDERS


INVESTMENT ADVISERS


Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826


Waddell & Reed Ivy Investment Co.
6300 Lamar Avenue
Shawnee Mission, Kansas 66201
(913) 236-2000
(888) WADDELL


INVESTMENT SUB-ADVISERS

ENTERPRISE FUND
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
(212) 832-2626

VENTURE FUND
State Street Research & Management Company
One Financial Center
Boston, Massachusetts 02111
(617) 357-1200

UNDERWRITER

Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833
(888) 237-1838


TRANSFER AGENT AND SHAREHOLDER SERVICES AGENT



Waddell & Reed Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000
(800) 777-6472


CUSTODIAN

Wells Fargo Bank Minnesota
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

INDEPENDENT LEGAL COUNSEL TO INDEPENDENT DIRECTORS

Faegre & Benson LLP

80             OTHER INFORMATION

ADVANTUS FAMILY OF FUNDS
Each of the Funds is a member of the Advantus family of funds. The following is a brief description of the investment objectives, policies and practices of all the Advantus Funds.

BOND
----------------------------------------------------
High level of current income by investing primarily in high quality debt securities.
CORNERSTONE
----------------------------------------------------
Long-term growth through investing primarily in stocks of large capitalization companies deemed to be undervalued relative to their future earnings and growth potential. ENTERPRISE
----------------------------------------------------
Long-term growth through investing primarily in common stocks issued by small capitalization companies.
HORIZON
----------------------------------------------------
Long-term growth through investing primarily in common stocks issued by large capitalization companies.
INDEX 500
----------------------------------------------------
Investment results that correspond generally to the S&P 500 Index by investing a significant portion of its portfolio in common stocks included in the S&P 500 Index.*
INTERNATIONAL BALANCED
----------------------------------------------------
Total return through investing primarily in stocks and bonds of large and small companies located outside the U.S.
MONEY MARKET
----------------------------------------------------
High level of current income by investing primarily in money market securities.
MORTGAGE SECURITIES
----------------------------------------------------
High level of current income by investing primarily in mortgage-related securities.
REAL ESTATE SECURITIES
----------------------------------------------------
Total return through investing in real estate and
real-estate related securities.
SPECTRUM
----------------------------------------------------
Total return from a combination of income and capital appreciation through investing in a portfolio of stocks, debt securities and money market instruments.
VENTURE
----------------------------------------------------
Long-term growth through investing primarily in stocks of small capitalization companies deemed to be undervalued relative to their future earnings and growth potential.

An investment in any Advantus Fund will be subject to a variety of risks. As a result, an Advantus Fund may not always achieve its investment objective. You may obtain a prospectus for another Advantus Fund by calling the toll-free telephone number or writing to the address shown on the back cover of this prospectus under the caption "How to Obtain Additional Information". Read the prospectus carefully before you invest.
*"STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE REGISTERED TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY ADVANTUS INDEX 500 FUND, INC. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

                                                    OTHER INFORMATION         83

SECURIAN FINANCIAL SERVICES, INC.                                   PRESORTED STANDARD
400 ROBERT STREET NORTH                                              U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                                ST. PAUL, MN
                                                                      PERMIT NO. 3547
CHANGE SERVICE REQUESTED


ADDITIONAL INFORMATION ABOUT THE FUNDS

The Funds' annual and semi-annual reports list portfolio holdings, and discuss recent market conditions, economic trends and investment strategies that affected the Funds during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Funds. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this Prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION

The SAI and the Funds' annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:


By Telephone - Call (800) 777-6472



By Mail - Write to Advantus Funds Group, c/o Waddell & Reed Services Company,
          P.O. Box 29217, Shawnee Mission, Kansas 66201-9217


Web Site Address - www.advantusfunds.com

Information about the Funds (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090). This information and other reports about the Funds are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-8586 (Cornerstone Fund)

Investment Company Act No. 811-8588 (Enterprise Fund)

Investment Company Act No. 811-4142 (Horizon Fund)

Investment Company Act No. 811-7815 (Index 500 Fund)

Investment Company Act No. 811-9139 (Real Estate Securities Fund)

Investment Company Act No. 811-7817 (Venture Fund)

[LOGO]
ADVANTUS-TM-
CAPITAL MANAGEMENT
-C-2002 Advantus Capital Management, Inc.
   All rights reserved.


F. 58125 12-2003

                       STATEMENT OF ADDITIONAL INFORMATION


                         ADVANTUS CORNERSTONE FUND, INC.
                         ADVANTUS ENTERPRISE FUND, INC.
                           ADVANTUS HORIZON FUND, INC.
                          ADVANTUS INDEX 500 FUND, INC.
                   ADVANTUS REAL ESTATE SECURITIES FUND, INC.
                           ADVANTUS VENTURE FUND, INC.

                                DECEMBER 1, 2003

       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE SEPARATE PROSPECTUS
      DATED DECEMBER 1, 2003 AND SHOULD BE READ IN CONJUNCTION THEREWITH.

       THE FUNDS' AUDITED ANNUAL REPORT DATED JULY 31, 2003, WHICH EITHER ACCOMPANIES THIS STATEMENT OF ADDITIONAL INFORMATION OR HAS PREVIOUSLY BEEN
  PROVIDED TO THE INVESTOR TO WHOM THIS STATEMENT OF ADDITIONAL INFORMATION IS
                BEING SENT, IS INCORPORATED HEREIN BY REFERENCE.

          A COPY OF THE PROSPECTUS AND ANNUAL REPORT MAY BE OBTAINED BY
              TELEPHONE FROM ADVANTUS SHAREHOLDER SERVICES AT (800)
          777-6472 OR BY WRITING TO THE FUNDS AT ADVANTUS FUNDS GROUP,
                       C/O WADDELL & REED SERVICES COMPANY
               P.O. BOX 29217, SHAWNEE MISSION, KANSAS 66201-9217.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                                   5

INVESTMENT OBJECTIVES AND POLICIES                                                                5
   Fund Names and Investment Policies                                                             5
   Equity Securities of Small Capitalization Companies                                            6
   S&P 500 Index                                                                                  6
   Real Estate Investment Trust Securities                                                        7
   Debt and Money Market Securities                                                               7
   Low Rated Securities                                                                           9
   Convertible Securities                                                                        10
   Foreign Securities                                                                            10
   Futures Contracts and Options on Futures Contracts                                            12
   Options                                                                                       15
   U.S. Government Obligations                                                                   17
   Obligations of Non-Domestic Banks                                                             18
   Short Sales Against the Box                                                                   18
   Loans of Portfolio Securities                                                                 18
   Restricted and Illiquid Securities                                                            19
   Repurchase Agreements                                                                         20
   Warrants                                                                                      20
   Index Depositary Receipts                                                                     21
   When-Issued Securities and Forward Commitments                                                21
   Defensive Purposes                                                                            22

INVESTMENT RESTRICTIONS                                                                          23
   Fundamental Restrictions                                                                      23
   Non-Fundamental Restrictions                                                                  24

PORTFOLIO TURNOVER                                                                               25

DIRECTORS AND EXECUTIVE OFFICERS                                                                 26

DIRECTOR LIABILITY                                                                               32

INVESTMENT ADVISORY AND OTHER SERVICES                                                           33
   General                                                                                       33
   Control and Management of Advantus Capital and Securian Financial                             34
   Control and Management of WRIICO                                                              34
   Investment Advisory Agreements with Advantus Capital                                          34
   Investment Advisory Agreement With WRIICO                                                     35
   Investment Advisory Fees                                                                      36
   Enterprise Fund Sub-Adviser - CSAM                                                            38
   Enterprise Fund Investment Sub-Advisory Agreement - CSAM                                      39
   Venture Fund Sub-Adviser - State Street                                                       40
   Venture Fund Investment Sub-Advisory Agreement - State Street                                 40
   Annual Approval Of Advisory And Sub-Advisory Agreements                                       41
   Approval of the Interim Agreement                                                             43
   Code of Ethics                                                                                44
   Distribution Agreement                                                                        44
   Payment of Certain Distribution Expenses of the Funds                                         45

   Transfer Agent and Administrative Services                                                    49

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE                                               49
   The Investment Advisers' Brokerage Practices                                                  50
   Sub-Advisers' Brokerage Practices                                                             52

CALCULATION OF PERFORMANCE DATA                                                                  52

CAPITAL STOCK AND OWNERSHIP OF SHARES                                                            56

HOW TO BUY SHARES                                                                                57
   Alternative Purchase Arrangements                                                             58
   Purchase by Check                                                                             58
   Purchase by Wire                                                                              58
   Purchase by Internet                                                                          59
   Timing of Purchase Orders                                                                     59
   Minimum Investments                                                                           59
   Public Offering Price                                                                         59

SALES CHARGES                                                                                    60
   Class A Shares                                                                                60
   Class B Shares                                                                                61
   Class C Shares                                                                                63
   Other Payments to Broker-Dealers                                                              64

NET ASSET VALUE AND PUBLIC OFFERING PRICE                                                        64

REDUCED SALES CHARGES                                                                            68
   Right of Accumulation-Cumulative Purchase Discount                                            68
   Letter of Intent                                                                              68
   Combining Purchases                                                                           69
   Group Purchases                                                                               69
   Waiver of Sales Charges For Certain Sales of Class A Shares                                   69

EXCHANGE AND TRANSFER OF FUND SHARES                                                             70
   Systematic Exchange Plan                                                                      71

SHAREHOLDER SERVICES                                                                             71
   Open Accounts                                                                                 71
   Automatic Investment Plan                                                                     72
   Group Systematic Investment Plan                                                              73
   Retirement Plans Offering Tax Benefits                                                        73
   Systematic Withdrawal Plans                                                                   73

REDEMPTIONS                                                                                      74
   Medallion Signature Guarantee                                                                 75
   Contingent Deferred Sales Charge                                                              76
   Telephone Redemption                                                                          77
   Internet Redemption                                                                           77
   Delay in Payment of Redemption Proceeds                                                       77
   Fund's Right to Redeem Small Accounts                                                         77
   Reinstatement Privilege                                                                       78

TELEPHONE TRANSACTIONS                                                                           78

INTERNET TRANSACTIONS                                                                            79

THE STANDARD & POOR'S LICENSE                                                                    79

DISTRIBUTIONS AND TAX STATUS                                                                     80
   Dividends and Capital Gains Distributions                                                     80
   Taxation - General                                                                            81

FINANCIAL STATEMENTS                                                                             83

APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS                                                    1
   Bond Ratings                                                                                   1
   Commercial Paper Ratings                                                                       2

APPENDIX B - FUTURES CONTRACTS                                                                    1
   Example of Futures Contract Sale                                                               1
   Example of Futures Contract Purchase                                                           1
   Tax Treatment                                                                                  2

APPENDIX C - Advantus Capital Proxy Procedures and Wells Fargo
   Bank Proxy Guidelines and Philosophy                                                           1

APPENDIX D - CSAM's Proxy Voting Policies and Procedures                                          1

APPENDIX E - State Street's Proxy Voting Policies and Procedures                                  1

                         GENERAL INFORMATION AND HISTORY

     Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund"), Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Index 500 Fund, Inc. ("Index Fund"), Advantus Real Estate Securities Fund, Inc. ("Real Estate Securities Fund"), and Advantus Venture Fund, Inc. ("Venture Fund"), collectively referred to as the "Funds," are open-end diversified investment companies, commonly called mutual funds. The Funds, together with Advantus Bond Fund, Inc. ("Bond Fund"), Advantus International Balanced Fund, Inc. ("International Fund"), Advantus Money Market Fund, Inc. ("Money Market Fund"), Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Advantus Spectrum Fund, Inc. ("Spectrum Fund") and Advantus Series Fund, Inc. ("Series Fund") are members of a family of mutual funds known as the "Advantus Funds." Each of the Advantus Funds, excluding Advantus Money Market Fund, Inc. and Advantus Series Fund, Inc., previously offered more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds previously offered three classes of shares (Class A, Class B and Class C), except for Real Estate Securities Fund which previously offered two classes of shares (Class A and Class B). Each class is sold pursuant to different sales arrangements and bears different expenses. Effective July 25, 2003, however, all sales of Class B and Class C shares in the Advantus Funds were suspended, except for sales occurring in connection with the reinvestment of dividends and capital gains distributions, if any, and exchanges of Class B and Class C shares of an Advantus Fund for Class B and Class C shares, respectively, of another Advantus Fund. Horizon Fund was incorporated as a Minnesota Corporation in October 1984. Cornerstone and Enterprise Funds were incorporated as Minnesota corporations in January 1994. The Venture and Index Funds were incorporated as Minnesota corporations in July 1996. The Real Estate Securities Fund was incorporated as a Minnesota Corporation in September 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and principal investment policies of each of the Funds are set forth in detail in the text of the Funds' Prospectus under "Investing in the Funds --Investment Policies and Practices."

FUND NAMES AND INVESTMENT POLICIES

     Real Estate Securities Fund and Index Fund have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. However, the names of Real Estate Securities Fund and Index Fund may be changed only if shareholders of each Fund vote to approve a new name by amending such Fund's articles of incorporation. Such a change requires the vote of a majority of the shares of the Fund represented, in person or by proxy, at a meeting of shareholders called for the purpose of voting on such a proposal. Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES

     Enterprise Fund and Venture Fund will invest primarily in equity securities issued by small capitalization companies. To the extent specified in the Prospectus, other Funds may also invest in such securities. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Fund's investment sub-adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

     While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results. Because of the risks involved, the Fund is not intended to constitute a complete investment program.

S&P 500 INDEX

     Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is an unmanaged index of common stocks which emphasizes large capitalization companies and is comprised of 500 industrial, financial, utility and transportation companies. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The weightings of stock in the S&P 500 are based on each stock's relative capitalization or total market value; that is, its market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 is typically composed of stocks of the 50 to 60 largest companies in the S&P 500. The composition of the S&P 500 may be changed from time to time. Stocks included in the S&P 500 are chosen by Standard & Poor's on a statistical basis which reflects such factors as the market capitalization and trading activity of each stock and the extent to which each stock is representative of stocks in a particular industry. Typically, companies included in the S&P 500 are the largest and most dominant companies in their respective industries. The inclusion of a stock in the S&P 500 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor does it afford any assurance against declines in the price or yield performance of that stock. The Fund's investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

     The Fund will at all times invest at least 80% of its total assets in common stocks included in the S&P 500. There is no minimum or maximum number of stocks included in the S&P 500 which the Fund must hold. Under normal circumstances Advantus Capital generally will seek to match the Fund to the composition of the S&P 500 to the maximum extent, but may not always invest the Fund's portfolio to mirror the S&P 500 exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted stocks included in the S&P 500, and may at times have its portfolio weighted differently from the S&P 500, particularly when the Fund has assets of less than $25 million. Regardless of the number, or relative weightings, of stocks included in the S&P 500 held by the Fund, however, the Fund's intention is to seek investment results, before sales charges and other Fund expenses, which match as closely as possible the investment performance of the S&P 500.

     Over the long term, the Fund's investment adviser will seek a correlation between the performance of the Fund, before sales charges and other Fund expenses, and that of the S&P 500 of at least 95% (or 85% - 95% if the Fund's assets are less than $25 million). A correlation of 100% would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. An investment in shares of the Fund therefore involves risks similar to those of investing in a portfolio consisting of the common stocks of some or all of the companies included in the S&P 500.

REAL ESTATE INVESTMENT TRUST SECURITIES

     The Cornerstone, Horizon and Real Estate Securities Funds may invest in securities issued by real estate investment trusts. A real estate investment trust ("REIT") is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items, and U.S. government securities.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of equity REITs.

DEBT AND MONEY MARKET SECURITIES

     Cornerstone, Enterprise, Horizon, Real Estate Securities and Venture Fund Funds may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Index Fund may invest in short-term fixed income securities. Such instruments in which the Funds may invest include the following:

     - Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Venture Fund may also invest up to 10% of its net assets in securities (including convertible securities) rated at least B- by S&P or B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix A below.

     - Obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities.

     -    Debt obligations of banks.

     In addition to the instruments described above, which will generally be long-term, but may be purchased by the Fund within one year of the date of a security's maturity, the Fund may also purchase other high quality securities including:

     - Obligations (including certificates of deposit and bankers' acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     -    Obligations of the International Bank for Reconstruction and
          Development.

     - Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of the Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

     The Fund may also invest in securities which are unrated if the Fund's investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of the Fund's investment adviser, such classification reasonably reflects the security's quality and risk.

     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

     The Fund may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Fund's general policy to dispose of such down-graded securities except when, in the judgment of the Fund's investment adviser, it is to the Fund's advantage to continue to hold such securities. In no event, however, will the Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

LOW RATED SECURITIES

     Cornerstone Fund and Venture Fund may also invest up to 10% of their respective net assets in debt securities (including convertible debt securities), which, at the time of acquisition, are rated at least B- or B3 by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. Cornerstone Fund, Real Estate Securities Fund and Venture Fund may each also hold an additional 5% of its net assets in low rated securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see "Debt and Money Market Securities" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

     Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES

     Each of the Funds other than Index Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Cornerstone Fund and Venture Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment sub-adviser. See "Low Rated Securities," above. Enterprise Fund, Horizon Fund and Real Estate Securities Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB by S&P or Baa by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser.

FOREIGN SECURITIES

     Real Estate Securities Fund and Venture Fund may invest up to 10% of their total assets in securities of foreign issuers which are not publicly traded in the U.S. (Securities of foreign issuers which are publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitation. Index Fund, Real Estate Securities Fund and Venture Fund may not, however, invest more than 10% of their total assets in ADRs.)

     Cornerstone Fund and Horizon Fund may invest up to 25% of their total assets in securities of foreign issuers which are not publicly traded in the U.S., and are under no restrictions with respect to ADRS.

     Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     The countries of the European Monetary Union (EMU) began the process of converting their individual country currencies to the Euro on January 1, 1999. There is also a risk that the value of foreign securities of companies located in EMU countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     An American Depositary Receipt ("ADR") is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non - U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     FUTURES CONTRACTS. Consistent with their investment objectives and strategies, the Funds may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.")

     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

     Stock index futures contracts include contracts on the S&P 500 Index and other broad-based stock market indexes, as well as contracts based on narrower market indexes or indexes of securities of particular industry groups. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with the value of the common stocks so included. The parties to a stock index futures contract agree to make a cash settlement on a specific future date in an amount determined by the value of the stock index on the last trading day of the contract. The amount is a specified dollar amount times the difference between the value of the index on the last trading day and the value on the day the contract was struck.

     Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.

     Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

     U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

     OPTIONS ON FUTURES CONTRACTS. The Funds also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

     RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:

- the risk that interest rates, securities prices or currency markets will not move in the direction that the Fund's investment adviser or sub-adviser anticipates;

- an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

- leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument; and

- the risk that the counterparty to an instrument will fail to perform its obligations.

     REGULATORY MATTERS. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

     The CFTC, a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

     For examples of futures contracts and their tax treatment, see Appendix B to this Statement of Additional Information.

OPTIONS

     Each Fund may write (I.E., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.

     A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

     Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; I.E., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.

     By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

     OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

     OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

     A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund's adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

     The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

U.S. GOVERNMENT OBLIGATIONS

     These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home

Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

OBLIGATIONS OF NON-DOMESTIC BANKS

     The Funds may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which such Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. Each Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

SHORT SALES AGAINST THE BOX

     Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

LOANS OF PORTFOLIO SECURITIES

     Each Fund, for the purpose of realizing additional income, may make secured loans of portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in a Fund's prospectus that the Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the United States Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but may in some cases do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser or sub-adviser throughout the term of each loan.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets, in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

     The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Fund's investment adviser and sub-adviser believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Fund's investment adviser or sub-adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 15% of its net assets are invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WARRANTS

     Each of the Funds other than Index Fund may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

INDEX DEPOSITARY RECEIPTS

     Each Fund other than Real Estate Securities Fund may invest up to 10% of their respective total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. No more than 5% of a Fund's total assets may be invested in any one DR. Index Fund may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index. The other Funds may invest in SPDRs; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average; or in other DRs which track indexes, provided that such investments are consistent with the Fund's investment objective as determined by the Fund's investment adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

     DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Fund).

     Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     The Real Estate Securities Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

     The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund's investment adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

     The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of the Fund's total assets will be committed to when-issued or forward commitment transactions.

DEFENSIVE PURPOSES

     The Funds other than Real Estate Securities Fund may invest up to 20% of their respective net assets in cash or cash items. Real Estate Securities Fund may invest approximately 5% of its net assets in cash or cash items. In addition, for temporary or defensive purposes, the Funds may invest in cash or cash items without limitation and in other securities as noted in the Prospectus. The "cash items" in which the Funds may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Fund's investment adviser.

                             INVESTMENT RESTRICTIONS

     Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     In addition to the foregoing limitations, each Fund is subject to certain "fundamental" investment restrictions, described below, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the applicable Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. Each Fund is also subject to certain other investment restrictions which are not fundamental and may be changed by vote of the Board of Directors without further shareholder approval.

FUNDAMENTAL RESTRICTIONS

     1.     Policy Regarding Borrowing and the Issuance of Senior Securities.

            The Fund will not borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2.     Policy Regarding Concentration in a Particular Industry.

            CORNERSTONE FUND, ENTERPRISE FUND, HORIZON FUND, AND VENTURE FUND. The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

            INDEX 500 FUND.

            The Fund will not concentrate its investments in a particular industry, except that the Fund may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

            REAL ESTATE SECURITIES FUND.
            Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate related industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3.     Policy Regarding Investments in Real Estate.

            The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     4.     Policy Regarding Investments in Commodities.

            The Fund will not purchase physical commodities or contracts relating to physical commodities.

     5.     Policy Regarding Lending.

            The Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     6.     Policy Regarding Underwriting of Securities.

            The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS

     7. The Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

     8. The Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of liquidation value of the Fund's portfolio.

     9. The Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

     10. The Fund may not make short sales of securities, other than short sales "against the box."

     11. The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

     12. The Fund will not invest more than 15% of its net assets in illiquid securities.

     13. The total market value of securities against which the Fund may write call or put options will not exceed 20% of the Fund's total assets. In addition, the Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

     With respect to each of the Funds, any investment policy set forth under "Investing in the Funds - Investment Policies and Practices" in the Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                               PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

     Cornerstone Fund and Enterprise Fund each make changes in their portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Funds. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Neither Fund emphasizes short-term trading profits. For the fiscal year ended July 31, 2003, period ended July 31, 2002 and the fiscal years ended September 30, 2002 and 2001, Cornerstone Fund's portfolio turnover rate was 123.4%, 95.3% and 147.9%, respectively. For the fiscal year ended July 31, 2003, the fiscal period ended July 31, 2002 and the fiscal year ended September 30, 2001, Enterprise Fund's portfolio turnover rate was 64.0%, 62.2% and 105.4%, respectively.

     Horizon Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. For the fiscal year ended July 31, 2003, the fiscal period ended July 31, 2002 and the fiscal year ended September 30, 2001, the Fund's portfolio turnover rates were 156.6%, 67.6% and 129.6%, respectively.

     Index Fund generally seeks to invest for the long term, but reserves the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the Fund's portfolio turnover rate is expected to be generally lower than the rate for most other investment companies. Ordinarily, securities will be sold by Index Fund only to reflect certain administrative changes in the S&P 500 (including mergers or changes in its composition) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the S&P 500. For the fiscal years ended July 31, 2003, 2002 and 2001, the Fund's portfolio turnover rate was 4.3%, 13.6%, and 17.2%, respectively.

     Real Estate Securities Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. The Fund does not emphasize short-term trading profits. For the fiscal years ended July 31, 2003, 2002 and 2001, the Fund's portfolio turnover rate was 48.2%, 101.2%, and 173.10%, respectively.

     Venture Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Venture Fund does not emphasize short-term trading profits. For the fiscal years ended July 31, 2003, 2002 and 2001, the Fund's portfolio turnover rate was 54.2%, 37.3%, and 37.8%, respectively.

                        DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of each Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. One of the directors is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of his engagement as an officer of Advantus Capital Management, Inc. ("Advantus Capital") which acts as investment adviser for all of the Funds, except Cornerstone Fund and Horizon Fund, and companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life, Waddell & Reed Ivy Investment Co. ("WRIICO") or their affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of each Fund, and also serve in the same capacity for each of the other six Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 29 portfolios, for which Advantus Capital, WRIICO or WRIICO's affiliate, Waddell & Reed Investment Management Company serve as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Funds are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                  POSITION WITH FUNDS
NAME, ADDRESS(1)                  AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                           TIME SERVED                   DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

William N. Westhoff               Director since                Retired since July 2002, prior thereto, President, Treasurer and
Age:  56                          July 23, 1998                 Director, Advantus Capital Management, Inc.; Senior Vice
                                                                President and Treasurer, Minnesota Life Insurance Company since
                                                                April 1998; Senior Vice President, Global Investments, American
                                                                Express Financial Corporation, Minneapolis, Minnesota, from
                                                                August 1994 to October 1997

INDEPENDENT DIRECTORS

Ralph D. Ebbott                   Director since                Retired, Vice President and Treasurer of Minnesota Mining and
Age:  76                          October 22, 1985              Manufacturing Company (industrial and consumer products) through
                                                                June 1989

William C. Melton                 Director since                Founder and President of Melton Research Inc. since 1997;
Age:  56                          April 25, 2002                member of the Advisory Board of Macroeconomic Advisors LLC since
                                                                1998; member, Minneapolis StarTribune Board of Economists since
                                                                1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express
                                                                Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997,
                                                                including Chief Economist and, thereafter, Chief International
                                                                Economist

Ellen S. Berscheid                Director since                Regents' Professor of Psychology at the University of Minnesota
Age:  67                          October 22, 1985

OTHER EXECUTIVE OFFICERS

Dianne M. Orbison                 President since               President and Treasurer, Advantus Capital Management, Inc.; Vice
Age:  51                          July 25, 2002                 President and Treasurer, Minnesota Life Insurance Company; Vice
                                                                President and Treasurer, Minnesota Mutual Companies, Inc.; Vice
                                                                President and Treasurer, Securian Financial Group, Inc.; Vice
                                                                President and Treasurer, Securian Holding Company; President and
                                                                Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus
                                                                Capital); President and Treasurer, MCM Funding 1997-1, Inc. and
                                                                MCM Funding 1998-1, Inc. (entities holding legal title to
                                                                mortgages beneficially owned by certain clients of Advantus
                                                                Capital)

Gary M. Kleist                    Vice President and            Vice President -- Chief Operations Officer, Advantus Capital
Age:  43                          Treasurer since               Management, Inc.; Second Vice President, Minnesota Life Insurance
                                  July 24, 2003                 Company; Vice President and Secretary/Treasurer, MIMLIC Funding,
                                                                Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); Financial Vice President,
                                                                MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President and Secretary,
                                                                MIMLIC Imperial Corporation.

Michael J. Radmer                 Secretary since               Partner with the law firm of Dorsey & Whitney LLP
Dorsey & Whitney LLP              February 2, 1985
50 South Sixth Street
Minneapolis, Minnesota 55402
Age:  58

----------

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

     The Funds have both an Audit Committee and a Nominations Committee of the Board of Directors, the members of which are all directors who are not "interested persons" of the Funds. Ms. Berscheid and Messrs. Melton and Ebbott comprise the members of both committees. The Board of Directors also has established a Dividend Declaration Committee, the sole member of which is Gary M. Kleist. Mr. Kleist is an officer of Advantus Capital, Securian Financial Services, Inc. and Minnesota Life. The function of the Audit Committee is to recommend the engagement of the Funds' independent auditor and oversee its activities. The Audit Committee also receives reports from the Internal Audit Department of Minnesota Life and from the Directors of Compliance for Advantus Capital and WRIICO about compliance matters affecting the Funds. The Audit Committee met two (2) times during the last fiscal year. The Nominations Committee selects and recommends to the Board of Directors individuals for nomination as Independent Directors. The names of potential Independent Director candidates have been drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Funds do not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Nominations Committee does not at present consider nominees recommended by shareholders. The Nominations Committee met two (2) times during the last fiscal year. The function of the Dividend Declaration Committee is to oversee the distribution of the Funds' dividends and capital gains distributions. The Dividend Declaration Committee met four (4) times during the last fiscal year.

     The Directors owned shares in the Funds, and in all Advantus Funds for which they serve on the Board of Directors, in the following dollar ranges as of December 31, 2003:


NAME OF DIRECTOR                                        DOLLAR RANGE OF EQUITY SECURITIES IN
----------------                                        ------------------------------------
                                                                             INDEX      REAL ESTATE
                                   CORNERSTONE    ENTERPRISE     HORIZON      500        SECURITIES    VENTURE
                                   -----------    ----------    --------   ---------    -----------    --------
William N. Westhoff                    Over        $50,001-        --         --           Over        $50,001-
                                     $100,000      $100,000                              $100,000      $100,000
Ralph D. Ebbott                         --           --            --         --            --            --
William C. Melton                       --           --            --         --            --            --
Ellen S. Berscheid                      --           --            --         --            --            --

                                           AGGREGATE DOLLAR RANGE
                                  OF EQUITY SECURITIES IN ALL ADVANTUS
                                                  FUNDS
NAME OF DIRECTOR                          OVERSEEN BY DIRECTOR
----------------                          --------------------
William N. Westhoff                        Over $100,000

Ralph D. Ebbott                                 None
William C. Melton                               None
Ellen S. Berscheid                          $1 - $10,000

     Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Funds to any of their officers or directors who is affiliated with Advantus Capital Management, Inc. ("Advantus Capital").

     Each director of the Funds is also a director of the other Advantus Funds (12 investment companies in total -- the "Fund Complex"). As of the date hereof, directors not affiliated with Advantus Capital or WRIICO receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a pro rata portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended July 31, 2003, each Director not affiliated with Advantus Capital was compensated by the Funds in accordance with the following table:

                                           PENSION OR                                TOTAL
                                           RETIREMENT                            COMPENSATION
                         AGGREGATE          BENEFITS            ESTIMATED       FROM FUNDS AND
                        COMPENSATION       ACCRUED AS            ANNUAL          FUND COMPLEX
                          FROM THE        PART OF FUND        BENEFITS UPON         PAID TO
NAME OF DIRECTOR          FUNDS(1)          EXPENSES           RETIREMENT          DIRECTORS
----------------        ------------      ------------        -------------     --------------
Ellen S. Berscheid        $ 2,147              n/a                 n/a             $ 20,000
Ralph D. Ebbott           $ 2,147              n/a                 n/a             $ 20,000
William C. Melton         $ 2,147              n/a                 n/a             $ 20,000
William N. Westhoff       $ 1,718              n/a                 n/a             $ 16,000


(1) During the fiscal year ended July 31, 2003, Ms. Berscheid, Mr. Ebbott and Mr. Melton received $516 from Cornerstone Fund, $289 from Enterprise Fund, $237 from Horizon Fund, $289 from Index 500 Fund, $382 from Real Estate Securities Fund, and $434 from Venture Fund. During the same period, Mr. Westhoff received $413 from Cornerstone Fund, $232 from Enterprise Fund, $189 from Horizon Fund, $232 from Index 500 Fund, $305 from Real Estate Securities Fund, and $347 from Venture Fund.

Prior to July 26, 2002, William N. Westhoff was president of and therefore affiliated with Advantus Capital, but since his retirement from Advantus Capital as of that date he has received compensation as a Director of the Funds as described above.

                               DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care"

(to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Advantus Capital Management, Inc. ("Advantus Capital") is the investment adviser and manager of Enterprise Fund, Index 500 Fund, Real Estate Securities Fund and Venture Fund. Advantus Capital also acted as the investment adviser and manager of Cornerstone Fund and Horizon Fund prior to May 1, 2003. As of May 1, 2003, Waddell & Reed Ivy Investment Co. ("WRIICO") became the investment adviser and manager of Cornerstone Fund and Horizon Fund. As discussed in the Prospectus, Advantus Capital has agreed to sell to WRIICO its assets related to the Funds and has recommended that the Funds be merged into corresponding funds in Ivy Funds, Inc. or Ivy Fund. This merger was presented to the shareholders of the Funds in October 2003. Because Advantus Capital no longer has the resources to actively manage non-real estate equity funds, the Board of Directors approved an interim investment advisory agreement, effective May 1, 2003, under which WRIICO served as the investment adviser to the Cornerstone Fund and Horizon Fund. Shareholders of Cornerstone Fund and Horizon Fund approved definitive investment advisory agreements with WRIICO on August 20, 2003. WRIICO currently manages the mutual fund portfolios that are offered by the Ivy Fund, or by Ivy Fund, Inc., each an open-ended management investment company. Securian Financial Services, Inc. ("Securian Financial") acts as the Funds' underwriter.

     Advantus Capital and WRIICO act as investment advisers pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. Securian Financial also acts pursuant to a written agreement that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101. WRIICO is located at 6300 Lamar Avenue, P.O. Box 2917, Shawnee Mission, Kansas 66201-9217.

     Credit Suisse Asset Management, LLC ("CSAM") serves as investment sub-adviser to Enterprise Fund pursuant to an investment sub-advisory agreement with Advantus Capital. State Street Research & Management Company ("State Street") serves as investment sub-adviser to Venture Fund pursuant to an investment sub-advisory agreement with Advantus Capital.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

     Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company ("Minnesota Life"). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company". All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

     Dianne M. Orbison, President of each of the Funds, is President, Treasurer and Director of Advantus Capital. Gary M. Kleist, Vice President and Treasurer of each of the Funds, is a Vice President, Assistant Secretary and Director of Advantus Capital. William N. Westhoff, a Director of each of the Funds, was President, Treasurer and Director of Advantus Capital prior to July 26, 2002.

CONTROL AND MANAGEMENT OF WRIICO

     WRIICO is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. WRIICO was acquired by W&R on December 16, 2002. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

INVESTMENT ADVISORY AGREEMENTS WITH ADVANTUS CAPITAL

     Advantus Capital acts as investment adviser and manager of each of the Funds except Cornerstone Fund and Horizon Fund under Investment Advisory Agreements (the "Advisory Agreements") dated May 1, 2000 for each Fund, which were approved by shareholders on April 17, 2000 in the case of Enterprise Fund, Venture Fund and Real Estate Securities Fund, and on

April 28, 2000 in the case of Index Fund. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 24, 2002. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

INVESTMENT ADVISORY AGREEMENT WITH WRIICO

As discussed in the Prospectus, Advantus Capital has agreed to sell to WRIICO its assets related to the Funds and has recommended to the Board of Directors of each Fund that the Funds be merged into corresponding funds in Ivy Funds, Inc. or Ivy Fund. Because Advantus Capital no longer has the resources to actively manage non-real estate equity funds, the Board of Directors of Cornerstone Fund and Horizon Fund determined that it would be in shareholders' best interests to appoint a new investment adviser to manage Cornerstone Fund and Horizon Fund on an interim basis prior to the mergers. The Board of Directors approved an interim investment advisory agreement (the "Interim Agreement") under which WRIICO served as the investment adviser to the Cornerstone Fund and Horizon Fund, effective May 1, 2003. Shareholders of Cornerstone Fund and Horizon Fund approved definitive investment advisory agreements (the "Definitive Agreements") with WRIICO on August 20, 2003. The terms of the Interim Agreement and the Definitive Agreements are substantially identical to those of the investment advisory agreements previously in effect between the Cornerstone Fund and Horizon Fund and Advantus Capital and each of the other Advisory Agreements with Advantus Capital discussed above, except for the dates of execution and termination and other non material changes, and except that advisory fees payable to WRIICO under the Interim Agreement were deposited in escrow until shareholders of the Cornerstone Fund and Horizon Fund approved the Definitive Agreements with WRIICO.

     Normally, a mutual fund's investment advisory agreement must be approved by the fund's shareholders in advance of the effective date of such agreement. However, pursuant to Rule 15a-4 under the 1940 Act, an investment adviser may serve as adviser to a mutual fund under an interim contract with a term of no more than 150 days, so long as prior to the expiration of such term, shareholders approve a new agreement with the investment adviser. Under Rule 15a-4, the interim contract must be identical in all material respects to the agreement that was previously approved by shareholders (except for the effective date and termination date). In addition, under Rule 15a-4, during the term of the interim agreement, advisory fees otherwise payable under the interim agreement are required to be deposited into an interest-bearing escrow account. If shareholders approve a new advisory agreement, such fees (plus interest) may be paid to the adviser. If, on the other hand, shareholders do not approve a new advisory agreement, the adviser will be reimbursed only for the lesser of its costs of providing services during the term of the interim agreement (plus interest) or amounts held in escrow. Accordingly and in accordance with Rule 15a-4, the fees otherwise payable to WRIICO under the Interim Agreement were held in escrow pending shareholder approval of the Definitive Agreements. Fees payable to WRIICO under the Interim Agreement were identical to fees previously payable to Advantus Capital by the Cornerstone Fund and Horizon Fund.

INVESTMENT ADVISORY FEES

     Pursuant to the Advisory Agreements and the Definitive Agreements each Fund pays its investment adviser an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as set forth in the following table:


                                                                   ADVISORY FEE AS PERCENTAGE
FUND                                                                  OF AVERAGE NET ASSETS
----                                                               --------------------------
CORNERSTONE FUND:
     On the first $500 million in assets                                        .70%
     On the next $500 million in assets                                         .65%
     On the next $1 billion in assets                                           .60%
     On all assets in excess of $2 billion                                      .55%
ENTERPRISE FUND:
     On the first $1 billion in assets                                          .70%
     On the next $1 billion in assets                                           .68%
     On all assets in excess of $2 billion                                      .66%
HORIZON FUND:
     On the first $1 billion in assets                                          .70%
     On the next $1 billion in assets                                           .65%
     On all assets in excess of $2 billion                                      .60%
INDEX FUND:
     On the first $500 million in assets                                        .34%
     On the next $500 million in assets                                         .30%
     On the next $1 billion in assets                                           .25%
     On all assets in excess of $2 billion                                      .20%
REAL ESTATE SECURITIES FUND:
     On the first $1 billion in assets                                          .75%
     On the next $1 billion in assets                                           .725%
     On all assets in excess of $2 billion                                      .70%
VENTURE FUND:
     On the first $1 billion in assets                                          .70%
     On the next $1 billion in assets                                           .68%
     On all assets in excess of $2 billion                                      .66%

     Prior to May 1, 2000, each Fund paid Advantus Capital an advisory fee, in accordance with its prior investment advisory agreement, equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                     ADVISORY FEE PAID PRIOR TO MAY 1, 2000
                FUND                                  AS PERCENTAGE OF AVERAGE NET ASSETS
                ----                                 --------------------------------------
          Cornerstone Fund                                          .80%
          Enterprise Fund                                           .80%
          Horizon Fund                                              .80%
          Index Fund                                                .34%
          Real Estate Securities Fund                               .75%
          Venture Fund                                              .80%

     The fees for investment advisory services paid by Cornerstone, Enterprise and Horizon Funds during the fiscal year ended July 31, 2003, the fiscal period ended July 31, 2002 and the fiscal year ended September 30, 2001 and by Index, Real Estate Securities and Venture Funds during the fiscal years ended July 31, 2003, 2002 and 2001 (before Advantus Capital's absorption of certain expenses, described below) were as follows:


                 FUND                                        2003               2002             2001
                 ----                                        ----               ----             ----
          Cornerstone                                     $ 446,882          $ 443,621        $ 623,266
          Enterprise                                        225,183            245,166          349,882
          Horizon                                           194,307            231,587          427,000
          Index Fund                                        112,027            148,568          181,012
          Real Estate Securities Fund                       322,522            163,110          103,301
          Venture Fund                                      386,688            444,881          325,568

     For these fees, Advantus Capital and WRIICO act as investment advisers and managers for the respective Funds, or, in the case of Enterprise Fund and Venture Fund, pay CSAM and State Street, respectively, to serve as investment sub-adviser. Effective May 1, 2000, each Fund pays its own transfer agent and shareholder servicing expenses. Prior to that date, Advantus Capital paid the transfer agent and shareholder servicing expenses for Venture Fund.

     Under each Advisory Agreement and the Definitive Agreements, the respective investment adviser furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund who are affiliated with that investment adviser. In addition, except to the extent that Securian Financial receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Securian Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

     Under the Advisory Agreements for each Fund other than Index Fund and Real Estate Securities Fund, including the investment advisory agreements between Advantus Capital and Cornerstone Fund and Horizon Fund that were in place prior to May 1, 2003, Advantus Capital agreed to absorb all Fund costs and expenses which exceed a specified percentage of the average daily net assets of each class of shares through the fiscal year of the Fund ending July 31, 2003 for Cornerstone, Enterprise, Horizon and Index 500 Funds, as set forth in the following table:


                                                EXPENSES ABSORBED IN EXCESS OF
                                          SPECIFIED PERCENTAGE OF AVERAGE NET ASSETS
                                         ---------------------------------------------
FUND                                        CLASS A        CLASS B        CLASS C
----                                        -------        -------        -------
Cornerstone Fund                             1.29%          2.04%          2.04%
Enterprise Fund                              1.50%          2.25%          2.25%
Horizon Fund                                 1.37%          2.12%          2.12%
Index 500 Fund                                .85%          1.60%          1.60%


     During the fiscal year ended July 31, 2003, the fiscal period ended
July 31, 2003, and the fiscal years ended September 30, 2001 for Cornerstone, Enterprise and Horizon Funds, and the fiscal years ended July 31, 2003, 2002 and 2001 for Index, Real Estate Securities and Venture Funds, Advantus Capital voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Securian Financial), or, in the case of Cornerstone Fund, Enterprise Fund, Horizon Fund and Venture Fund, absorbed certain expenses of the Fund in accordance with the advisory agreement then in effect, as set forth below:


          FUND                                         2003              2002              2001
          ----                                         ----              ----              ----
          Cornerstone Fund                          $ 130,768          $ 105,055        $ 131,531
          Enterprise Fund                             125,880             72,685           60,437
          Horizon Fund                                312,856            271,049          284,604
          Index Fund                                  272,536            297,973          306,584
          Real Estate Securities Fund                      --             10,569           46,235
          Venture Fund                                     --                 --            7,163

ENTERPRISE FUND SUB-ADVISER - CSAM

     Credit Suisse Asset Management, LLC (CSAM) has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management of the Enterprise Fund, subject to the general control of the Board of Directors of the Fund. CSAM is a registered investment adviser under the Investment Advisers Act of 1940.

     CSAM is a wholly-owned subsidiary of Credit Suisse Group, one of the largest financial services companies in the world, and comprises the U.S. arm of Credit Suisse Group's Credit Suisse Asset Management division. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of June 30, 2003, the Credit Suisse Asset Management division had global assets under management of approximately $312.1 billion, of which $51.1 billion was managed by CSAM. The principal business address of CSAM is 466 Lexington Avenue, New York, New York 10017.

ENTERPRISE FUND INVESTMENT SUB-ADVISORY AGREEMENT - CSAM

     CSAM acts as investment sub-adviser of the Enterprise Fund under an Investment Sub-Advisory Agreement (the CSAM Agreement) with Advantus Capital dated May 1, 2000, and approved by shareholders of the Fund on April 17, 2000. Amendments to the CSAM Agreement, adjusting the level of sub-advisory fees payable by Advantus Capital to CSAM under such Agreement, were approved by the Board of Directors of the Fund on October 25, 2001 and July 25, 2002. The CSAM Agreement as amended was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the CSAM Agreement or interested persons of any such party, on January 30, 2003. Prior to May 1, 2000, the Enterprise Fund was managed directly by Advantus Capital. The CSAM Agreement will terminate automatically upon the termination of the Fund's Advisory Agreement and in the event of its assignment. In addition, the CSAM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to CSAM, and by CSAM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the CSAM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the CSAM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     In payment for the investment sub-advisory services to be rendered by CSAM for the Enterprise Fund, Advantus Capital pays to CSAM a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Fund. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

     Effective June 30, 2002, the amount of such annual fee, as applied to the total assets of the Fund, is determined in accordance with the following table:

     AVERAGE ASSETS UNDER MANAGEMENT                      FEE
     -------------------------------                      ---
     Total assets from $0 up to $150 million              0.65%
     Total assets from $150 million up to $200 million    0.64%
     Total assets from $200 million up to $250 million    0.63%
     Total assets from $250 million up to $300 million    0.62%
     Total assets from $300 million up to $350 million    0.61%
     Total assets from $350 million up to $400 million    0.60%
     Total assets from $400 million up to $450 million    0.59%
     Total assets from $450 million up to $500 million    0.58%
     Total assets from $500 million up to $550 million    0.57%
     Total assets from $550 million up to $600 million    0.56%
     Total assets from $600 million up to $650 million    0.55%
     Total assets from $650 million up to $700 million    0.54%
     Total assets from $700 million up to $750 million    0.53%

     Total assets from $750 million up to $800 million    0.52%
     Total assets from $800 million up to $850 million    0.51%
     Total assets from $850 million up to $900 million    0.50%
     Total assets from $900 million up to $950 million    0.49%
     Total assets from $950 million up to $1 billion      0.48%
     Total assets from $1 billion up to $1.050 billion    0.47%
     Total assets from $1.050 billion up to $1.1 billion  0.46%
     Total assets from $1.1 billion and up                0.45%

     The term "Average Assets Under Management" for purposes of the above schedule includes all assets advised or sub-advised by CSAM for Advantus Capital or its affiliates, in addition to those assets of the Fund. The Average Assets Under Management consists of the mathematical average of the quarterly aggregate assets as measured on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) for each of the preceding 8 quarters, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar in the Fund.

VENTURE FUND SUB-ADVISER - STATE STREET

     State Street Research & Management Company ("State Street") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management of the investment program of the Venture Fund, subject to the general control of the Board of Directors of the Fund. State Street is a registered investment adviser under the Investment Advisers Act of 1940.

     State Street, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts at the investment sub-adviser to the Portfolio. State Street was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. State Street's portfolio management group has extensive investment industry experience managing equity and debt securities. State Street is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

VENTURE FUND INVESTMENT SUB-ADVISORY AGREEMENT - STATE STREET

     State Street acts as investment sub-adviser to the Venture Fund under an Investment Sub-Advisory Agreement (the "State Street Agreement") with Advantus Capital dated May 1, 2000 and approved by shareholders of the Fund on April 17, 2000. An amendment to the State Street Agreement, adjusting the level of sub-advisory fees payable by Advantus Capital to State Street under such Agreement, was approved by the Board of Directors of the Fund on October 25, 2001. The State Street Agreement, as amended, was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the State Street Agreement or interested persons of any such party, on January 30, 2003. Prior to May 1, 2000 the Venture Fund was managed directly by Advantus Capital. The State Street Agreement will terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the State Street Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Venture Fund's outstanding voting securities on 60 days' written notice to State Street, and by State Street on 60 days' written notice to Advantus Capital. Unless sooner terminated, the State Street Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons or any party to the State Street Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     In payment for the investment sub-advisory services to be rendered by State Street to the Venture Fund, Advantus Capital pays to State Street a fee computed at an annual rate which is a percentage of the average daily net assets of the Fund. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

     The amount of such annual fee as applied to the average daily net assets of the Fund, is equal to .65% of the first $100 million of average daily net assets and .60% of average daily net assets in excess of $100 million. For purposes of calculating the breakpoint, the term "assets" includes all 'small company value' assets sub-advised by State Street for Advantus Capital, in addition to the assets of the Fund. The aggregation of those assets for purposes of the breakpoint is calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that the State Street agreement is effective.

ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

     At a meeting held on January 30, 2003, the Board of Directors of the Funds, including a majority of the Directors who are not "interested persons" (as defined under the Investment Company Act of 1940) of the Funds (the "Independent Directors"), approved the continuation of each Fund's investment advisory agreement with Advantus Capital for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Advantus Capital's services provided to the Fund and Advantus Capital's experience and qualifications. In addition to quarterly evaluations of the Fund's investment performance relative to broad-based index and industry benchmarks and at least annual in person meetings with and presentations by each portfolio manager or managers for the Fund (including personnel from Advantus Capital and each sub-adviser), the Directors on January 30, 2003 reviewed and considered:

     - analyses prepared and compiled by Advantus Capital (i) setting forth the Fund's advisory fee (as a percentage of assets) on a contractual and after-waiver basis (ii) comparing the Fund's contractual advisory fees with standard fee schedules for private (non-mutual fund) accounts managed by Advantus Capital and with the contractual fee schedules of other funds represented by Advantus Capital to be of comparable size and complexity (with a description of the bases upon which funds were selected for comparison), (iii) comparing the Fund's total returns with the Fund's benchmark index or indices and with such comparable funds (again, with a description of the bases upon which funds were selected for comparison);

     - descriptions of brokerage allocation practices (including any soft dollar arrangements) and assurances that such practices and arrangements are accurately described in the Fund's registration statement;

     - assurances that Advantus Capital and its personnel are in compliance with the Fund's codes of ethics, policies and procedures and exemptive orders and with applicable laws and regulations; and

     - a report on Advantus Capital's profitability related to providing advisory services to the Fund after taking into account (i) advisory fees and any other benefits realized by Advantus Capital or any of its affiliates as a result of Advantus Capital's role as adviser to the Fund, and (ii) the direct and indirect expenses incurred by Advantus Capital in providing such advisory services to the Fund.

     After discussion, the Board of Directors concluded that Advantus Capital has the capabilities, resources and personnel necessary to manage each Fund. The Board of Directors also concluded that, based on the services that Advantus Capital would provide to each Fund under the Fund's investment advisory agreement and the expenses incurred by Advantus Capital in the performance of such services, the compensation to be paid to Advantus Capital is fair and equitable with respect to the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it is in the best interests of each Fund to continue its investment advisory agreement with Advantus Capital for an additional one-year period.

     At the January 30, 2003 meeting, the Fund's Board of Directors, including a majority of the Independent Directors, also approved the continuation of the sub-advisory agreements between Advantus Capital and each of the following sub-advisers (with respect to the Fund set forth opposite the sub-adviser's name in the table below), each for an additional one-year period:

     SUB-ADVISER                                           FUND
     -----------                                           ----
     Credit Suisse Asset Management, LLC                   Enterprise Fund
     State Street Research & Management Company            Venture Fund

     In approving the continuation of the sub-advisory agreements, the Board of Directors considered the quality of the services being rendered by each sub-adviser, its investment management style, the experience and qualifications of each sub-adviser's personnel and the sub-adviser's fee structure. The Board of Directors also reviewed written reports provided by each sub-adviser, which contained, among other items:

     - descriptions of brokerage allocation practices (including soft dollar arrangements, if any) and assurances that such practices and arrangements are accurately described in the Fund's registration statement; and

     - assurances that the sub-adviser and its personnel are in compliance with the sub-adviser's code of ethics and with the laws and regulations that apply to its relationship as sub-adviser to the applicable Fund.

     Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of each of the foregoing Funds engaging a sub-adviser to continue its sub-advisory agreement for an additional one-year period.

APPROVAL OF THE INTERIM AGREEMENT

     At a meeting held on April 23, 2003, the Board of Directors of Cornerstone Fund and Horizon Fund, including a majority of the Independent Directors, approved the Interim Agreement. Prior to such meeting, Advantus Capital had informed the Board that, as a result of entering into the Strategic Alliance Agreement and related Purchase Agreement discussed in the Prospectus, it would no longer have the resources to actively manage non-real estate equity funds after May 1, 2003. Advantus Capital therefore recommended to the Board that it appoint WRIICO to act as the investment adviser for Cornerstone Fund and Horizon Fund for the period from May 1, 2003 until the time of the proposed mergers of Cornerstone Fund and Horizon Fund into corresponding Ivy Funds (as discussed in the Prospectus). Advantus Capital and WRIICO provided to the Board of Directors such information as the Directors, upon the advice of counsel, determined to be relevant, including, among other things:

          - general information concerning WRIICO and its affiliates and their operations,

          - information concerning the ethical profile and compliance history of WRIICO and its affiliates,

          -    information regarding WRIICO's investment management process,

          - style and performance, including performance information regarding similar funds currently managed by WRIICO, and

          -    profitability information.

     At meetings held on March 6, March 21, April 8, April 17 and April 23, 2003, the Directors reviewed, analyzed and asked questions concerning such information. During certain of these meetings, and during a due diligence trip to WRIICO's headquarters on March 25, 2003, Directors also met, either telephonically or in person, with senior officers of WRIICO and its affiliates and with proposed fund managers for Cornerstone Fund and Horizon Funds. The Board also considered that the terms of the Interim Agreement do not differ materially from those of the investment advisory agreements between Cornerstone Fund and Horizon Fund and Advantus

Capital and that investment advisory fees paid by Cornerstone Fund and Horizon Fund will remain unchanged.

          Based on its review, the Board of Directors concluded, among other things, that the scope and quality of services to be provided under the Interim Agreement will be at least equivalent to the scope and quality of the services provided under the Investment Advisory Agreement, and the Board approved the Interim Agreement.

CODE OF ETHICS

     Advantus Capital, WRIICO, Securian Financial, CSAM, State Street and each of the Funds has adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code's provisions, but, subject to such provisions, personnel may invest in securities, including securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Funds have delegated all proxy voting responsibilities to their investment advisers or, where applicable, to their investment sub-advisers. In the case of Index 500 Fund and Real Estate Securities Fund, Advantus Capital, pursuant to the Advantus Capital Proxy Procedures, has instructed the Funds' custodian, Wells Fargo Bank, to vote proxies on behalf of the Funds in accordance with Wells Fargo's Proxy Guidelines and Philosophy (the "Wells Guidelines"). The Wells Guidelines include procedures for avoiding material conflicts of interest between the interests of the Fund and the interests of the Fund's investment adviser, principal underwriter or other persons affiliated with the Fund, its investment adviser or principal underwriter. Advantus Capital monitors the proxy votes cast by Wells Fargo, including votes cast in situations presenting conflicts of interest. Copies of the Advantus Capital Proxy Procedures and the Wells Guidelines are attached as Appendix C.

In the case of Enterprise Fund and Venture Fund, CSAM and State Street, respectively, have adopted Proxy Voting Policies and Procedures pursuant to which they vote proxies relating to each Fund's portfolio securities. CSAM's Proxy Voting Policies and Procedures are attached as Appendix D. State Street's Proxy Voting Policies and Procedures are attached as Appendix E.

In the case of Cornerstone Fund and Horizon Fund, WRIICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIICO's corresponding positions.

BOARD OF DIRECTORS ISSUES:

WRIICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIICO will support such protection so long as it does not exceed reasonable standards.

WRIICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

CORPORATE GOVERNANCE ISSUES:

WRIICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

EXECUTIVE/EMPLOYEE ISSUES:

WRIICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

POLITICAL ACTIVITY:

WRIICO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.

CONFLICTS OF INTEREST BETWEEN WRIICO AND THE FUNDS:

WRIICO will use the following three-step process to address conflicts of interest: (1) WRIICO will attempt to identify any potential conflicts of interest; (2) WRIICO will then determine if the conflict as identified is material; and (3) WRIICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. IDENTIFYING CONFLICTS OF INTEREST: WRIICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

     - BUSINESS RELATIONSHIPS -- WRIICO will review any situation for a material conflict where WRIICO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIICO to vote in favor of management.

     - PERSONAL RELATIONSHIPS -- WRIICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

     - FAMILIAL RELATIONSHIPS -- WRIICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "MATERIAL CONFLICTS": WRIICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIICO will take a two-step approach:

     - FINANCIAL MATERIALITY -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIICO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIICO's annual revenue.

     - NON-FINANCIAL MATERIALITY -- WRIICO will review all known relationships of portfolio managers and senior management for improper influence.

III. PROCEDURES TO ADDRESS MATERIAL CONFLICTS: WRIICO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

     - USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS -- As a primary means of voting material conflicts, WRIICO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).

     - CLIENT DIRECTED -- If the Material Conflict arises from WRIICO's management of a third party account and the client provides voting instructions on a particular vote, WRIICO will vote according to the directions provided by the client.

     - USE A PREDETERMINED VOTING POLICY -- If no directives are provided by either ISS or the client, WRIICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIICO chooses to use a predetermined voting policy, WRIICO will not be permitted to vary from the established voting policies established herein.

     - SEEK BOARD GUIDANCE -- If the Material Conflict does not fall within one of the situations referenced above, WRIICO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIICO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIICO may use the Board Guidance to vote proxies for its non-mutual fund clients.

DISTRIBUTION AGREEMENT

     Securian Financial acts as the underwriter of the Funds' share. The Board of Directors of the Funds, on January 30, 2003, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Securian Financial (the "Distribution Agreements"), dated October 22, 1998 for Cornerstone Fund, Enterprise Fund, Horizon Fund, Index Fund and Venture Fund, and October 25, 2001 for Real Estate Securities Fund.

     During the fiscal year ended July 31, 2003, the fiscal period ended July 31, 2002, and the fiscal year ended September 30, 2001 for Cornerstone, Enterprise and Horizon Funds, and the fiscal years ended July 31, 2003, 2002 and 2001 for Index Fund, Real Estate Securities Fund and Venture Fund, the commissions received by Securian Financial under the Distribution Agreements with respect to shares of all classes were as follows:


                FUND                                2003               2002             2001
                ----                                ----               ----             ----
          Cornerstone Fund                        $ 20,437          $  50,234        $ 312,734
          Enterprise Fund                           11,729             19,407          180,816
          Horizon Fund                              29,496             54,053          294,198
          Index Fund                                56,803             97,938           78,345
          Real Estate Securities Fund               65,805             60,489            3,991
          Venture Fund                              41,834             70,657           30,384

     During the same period Securian Financial retained from these commissions the following amounts:

                FUND                                2003               2002             2001
                ----                                ----               ----             ----
          Cornerstone                             $7,611            $  6,127         $   5,298

          Enterprise                                 5,500              5,616            5,937
          Horizon                                   12,908              7,505           15,958
          Index Fund                                21,688              7,931           12,524
          Real Estate Securities Fund                5,111             17,921             -783
          Venture Fund                              23,644             20,106            6,975


     The remainder of these commissions was paid to registered representatives of Securian Financial or to broker-dealers who have selling agreements with Securian Financial.

     Each Distribution Agreement may be terminated by the respective Fund or Securian Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Distribution Agreements require Securian Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

     In the Distribution Agreements, Securian Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Funds but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

     Each of the Funds except Real Estate Securities Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Real Estate Securities Fund has two classes of shares (Class A and Class B) and each class has also adopted a Plan of Distribution pursuant to Rule 12b-1. Each of the Funds, pursuant to its Plan of Distribution, pays fees to Securian Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                                           RULE 12b-1 FEE AS PERCENTAGE
                                                    OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO
                                                    -------------------------------------------
     FUND                                   CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
     ----                                   --------------        --------------        --------------
     Cornerstone Fund                            0.25%                 1.00%                 1.00%
     Enterprise Fund                             0.25%                 1.00%                 1.00%
     Horizon Fund                                0.25%                 1.00%                 1.00%
     Index Fund                                  0.25%                 1.00%                 1.00%
     Real Estate Securities Fund                 0.25%                 1.00%                  n/a
     Venture Fund                                0.25%                 1.00%                 1.00%

     Such fees are used for distribution-related services for Class B and C shares of the Funds and for servicing of shareholder accounts in connection with Class A, B and C shares in each of the Funds.

     A portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares in of the Funds equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Securian Financial for advertising, marketing and distributing the shares of the Funds.

     The distribution fees paid by each of the Funds may be used by Securian Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Securian Financial: (a) to compensate broker-dealers, including Securian Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices (including overhead expenses) provided jointly by Securian Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Securian Financial or of other broker-dealers, banks, or financial institutions.

     All of the 12b-1 fees payable with respect to each Fund's Class A shares and a portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each Fund, equal to .25% of the average daily net assets attributable to such Class A, B and Class C shares, constitutes a shareholder servicing fee designed to compensate Securian Financial for the provision of certain services to the holders of Class A, B and Class C shares.

     Amounts expended by the Funds under the Plans are expected to be used for the implementation by Securian Financial of a dealer incentive program. Pursuant to the program, Securian Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

     Securian Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. Applicable laws may prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Securian Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, each Plan provides that (1) the Plan will not take effect until it has been approved by a vote of a majority of the outstanding voting securities of the Fund, and by a majority vote of both the full board of directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full board of directors and the Independent Directors, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments must be approved by a majority vote of both the full board of directors and the Independent Directors,
(5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund's underwriter will prepare and furnish to the board of directors, and the board of directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

     Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company.
Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 30, 2003, the directors of the Funds so concluded.

     During the fiscal year ended July 31, 2003, each Fund made payments under its Plans of Distribution applicable to Class A, Class B and Class C Shares as set forth below (distribution fees waived by Securian Financial, if any, are shown in parentheses).


     FUND                                        CLASS A                 CLASS B         CLASS C
     ----                                        -------                 -------         -------
     Cornerstone Fund                    $ 144,960    $    N/A         $  52,490        $  6,072
     Enterprise Fund                        72,018        (148)           29,770           3,848
     Horizon Fund                           51,822         N/A            64,537           5,755
     Index Fund                             45,501         (98)          132,048          15,441
     Real Estate Securities Fund           103,510        (264)           15,989             N/A
     Venture Fund                          124,069        (288)           43,998          12,138

     The Plans of Distribution could be construed as "compensation plans" because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

TRANSFER AGENT AND ADMINISTRATIVE SERVICES

     Each of the Funds pays its own transfer agent expenses. The Funds' transfer agent is Waddell & Reed Services Company ("W&R Services").

     In addition, separate from the Investment Advisory Agreements, each of the Funds has entered into an agreement with Minnesota Life under which Minnesota Life provides (i) accounting, legal and other administrative services and (ii) shareholder servicing to the Funds. Minnesota Life currently provides accounting, legal and other administrative services to the Funds at a monthly cost of $6,200 per Fund other than Real Estate Securities Fund, and $5,100 for Real Estate Securities Fund. During the fiscal period ended July 31, 2003, each Fund paid the following amounts for such administrative services:


          FUND                                     AMOUNT
          ----                                     ------
          Cornerstone Fund                        $ 59,719
          Enterprise Fund                           59,719
          Horizon Fund                              59,876
          Index Fund                                59,876
          Real Estate Securities Fund               52,176
          Venture Fund                              59,876




               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     In a number of security transactions, it is possible for the Funds to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; the Funds trade in this manner whenever the net price appears advantageous.

     Each Fund's investment adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Fund (except for Enterprise Fund and Venture Fund, as described below). During the fiscal years ended July 31, 2003 and 2002 and the fiscal year ended September 30, 2001 for Cornerstone, Enterprise and Horizon Funds, and the fiscal years ended July 31, 2003, 2002 and 2001 for Index, Real Estate Securities and Venture Funds, brokerage commissions paid were:


     FUND                                         2003          2002           2001
     ----                                         ----          ----           ----
     Cornerstone Fund                          $ 259,000      $ 228,660     $ 335,867
     Enterprise Fund                             150,000         82,298        61,217

     Horizon Fund                                137,000         80,789       128,104
     Index Fund                                    2,000          9,557         7,794
     Real Estate Securities Fund                  92,000        114,123       114,505
     Venture Fund                                219,000        193,659       224,490

THE INVESTMENT ADVISERS' BROKERAGE PRACTICES

     The primary criteria for the selection of a broker is the ability of the broker, in the opinion of the investment adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, each investment adviser considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Each investment adviser may direct Fund transactions to brokers who furnish research services to that investment adviser. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for its investment adviser, a Fund enables its investment adviser to supplement its own investment research activities and allows the investment adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to an investment adviser, the investment adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

     There is no formula for the allocation by the investment advisers of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, an investment adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the investment adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended July 31, 2003, the Funds directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:


                                      AGGREGATE TRANSACTIONS       COMMISSIONS PAID ON
     FUND                              DIRECTED FOR RESEARCH       DIRECTED TRANSACTION
     ----                             ----------------------       --------------------
     Cornerstone Fund                      $  13,909,707                $ 157,145
     Enterprise Fund                           4,019,723                   11,392
     Horizon Fund                              1,057,548                   47,489
     Index Fund                                  108,013                    2,241
     Real Estate Securities Fund               5,421,257                   77,191

     Venture Fund                             18,188,469                   59,109

     The investment advisers believe that most research services obtained by them generally benefit one or more of the investment companies which they manage and also benefit accounts which they manage. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

     The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by an investment adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

     Consistent with achieving best execution, a Fund may participate in so-called "directed brokerage" or "commission recapture" programs, under which brokers (or dealers) used by the Fund remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Fund from which they were generated. Subject to oversight by the Fund's Board of Directors, either the Fund's investment adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that the Fund receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase returns to the Fund.

     Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company as a factor in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, executed through dealers who sell shares of Funds in the Advantus Funds complex or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell Fund shares.

     The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions for a Fund are executed on an agency basis, the Fund's investment adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Fund's investment adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Fund's investment adviser with respect to the Fund as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of each Fund that such commissions will, in the judgment of the Fund's investment adviser, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Information regarding the acquisition by the Funds during the fiscal year ended July 31, 2003 of securities of the Funds' regular brokers or dealers, or the parents of those brokers or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:


                                                                                   APPROXIMATE
                                                                               VALUE OF SECURITIES
                                                                                 OWNED AT END OF
FUND                                NAME OF ISSUER                                FISCAL PERIOD
----                                --------------                             -------------------
Cornerstone Fund                    Bank of America Corp.                        $  2,353,245
                                    Wells Fargo & Co.                               2,076,783
                                    Morgan Stanley                                  1,097,762
                                    JP Morgan Chase & Company                       1,037,480
                                    Merrill Lynch & Company, Inc.                     886,231
                                    Goldman Sachs Group, Inc.                         609,980
Horizon Fund                        Goldman Sachs Group, Inc.                         923,684
                                    Wells Fargo & Co.                                 692,261
                                    Bank of America Corp.                             561,476
Index Fund                          Wells Fargo & Company                             306,970
                                    Lehman Brothers Holdings, Inc.                     56,247
                                    Bear Stearns & Company, Inc.                       23,718
Venture Fund                        Investment Technology Group                       161,646


SUB-ADVISERS' BROKERAGE PRACTICES

     CSAM, investment sub-adviser to the Enterprise Fund, and State Street, investment sub-adviser to the Venture Fund, each intends to follow the same brokerage practices as those described above for Advantus Capital.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Funds may refer to "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Funds.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(TO THE POWER n)      =    ERV

Where:                  P        =    a hypothetical initial payment of $1,000;

                        T        =    average annual total return;

                        n        =    number of years; and

                        ERV      =    ending redeemable value at the end of the
                                      period of a hypothetical $1,000 payment
                                      made at the beginning of such period.

     The average annual total return on investments in each of the Funds for the periods indicated ending July 31, 2003, were as set forth in the table below. Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge was 5.0% prior to February 1, 1999. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.

                                                                       1 YEAR
                                                                       ------
FUND                                         CLASS A                   CLASS B                   CLASS C
----                                         -------                   -------                   -------
Cornerstone Fund                          1.34%     (1.15%)        1.55%      (1.42%)        6.49%      (6.36%)
Enterprise Fund                          21.75%    (21.60%)       23.07%     (22.96%)       28.03%     (27.96%)
Horizon Fund                              4.93%     (4.31%)        5.33%      (5.06%)       10.35%     (10.07%)
Index Fund                                3.72%     (3.01%)        3.94%      (3.42%)        8.97%      (8.44%)
Real Estate Securities Fund              13.07%    (13.07%)       13.73%     (13.73%)         n/a         n/a
Venture Fund                              8.59%     (8.53%)        9.13%      (9.13%)       14.15%     (14.15%)

                                                                     SINCE INCEPTION
                                                                     ---------------
FUND                                         CLASS A                    CLASS B                  CLASS C
----                                         -------                    -------                  -------
Cornerstone Fund (1)                      5.30%       (5.09%)        5.30%      (5.20%)       5.24%      (5.20%)
Enterprise Fund (1)                       3.25%       (3.13%)        3.20%      (3.06%)       2.68%      (2.63%)
Horizon Fund (2)                          7.26%       (7.18%)        4.79%      (4.64%)       4.28%      (4.02%)
Index Fund (3)                            3.21%       (2.54%)        3.24%      (3.04%)       3.18%      (3.02%)
Real Estate Securities Fund (4)          12.23%      (11.51%)       15.95%     (15.92%)        n/a         n/a
Venture Fund (3)                          7.51%       (7.34%)        7.50%      (7.44%)       7.56%      (7.51%)

----------
(1)  Class A and Class B Inception was September 16, 1994.
     Class C Inception was March 1, 1995.
(2)  Class A Inception was May 3, 1985.
     Class B Inception was August 19, 1994.
     Class C Inception was March 1, 1995.
(3)  Class A, Class B and Class C inception was January 31, 1997.
(4)  Class A inception date was February 25, 1999.
     Class B inception date was November 30, 2001.

     CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        ERV-P
          CTR    =    ( ----- )100
                          P

Where:    CTR    =    cumulative total return;

          ERV    =    ending redeemable value at the end of the period of a
                      hypothetical $1,000 payment made at the beginning of such period; and

          P      =    initial payment of $1,000.

     The cumulative total return on investments in each of the Funds for the period indicated ended July 31, 2003, was as set forth in the table below. The cumulative total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the inception of Class A shares. The maximum initial sales charge was 5.0% prior to February 1, 1999. The Funds' investment adviser and distributor were voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.


                                                                    SINCE INCEPTION
                                                                    ---------------
FUND                                         CLASS A                    CLASS B                   CLASS C
----                                         -------                    -------                   -------
Cornerstone Fund (1)                     58.08%     (55.36%)       58.15%     (56.84%)       44.36%     (42.39%)
Enterprise Fund (1)                      32.86%     (31.44%)       32.28%     (30.62%)       -2.40%     (-2.51%)
Horizon Fund (2)                        259.37%    (264.30%)       52.06%     (50.06%)       28.20%     (27.67%)
Index Fund (3)                           22.82%     (17.69%)       23.06%     (21.47%)       12.47%     (10.78%)
Real Estate Securities Fund (4)          66.74%     (62.03%)       27.96%     (27.90%)         n/a         n/a
Venture Fund (3)                         60.09%     (58.46%)       59.98%     (59.45%)       40.63%     (40.45%)

----------
(1)  Class A and Class B Inception was September 16, 1994.
     Class C Inception was March 1, 1995.
(2)  Class A Inception was May 3, 1985.
     Class B Inception was August 19, 1994.
     Class C Inception was March 1, 1995.
(3)  Class A, Class B and Class C inception date was January 31, 1997.
(4)  Class A inception date was February 25, 1999.
     Class B inception date was November 30, 2001.

     The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                      CAPITAL STOCK AND OWNERSHIP OF SHARES

     Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

     Each of the Funds has 10 billion authorized shares of common stock and has designated 2 billion authorized shares as Class A shares and 2 billion authorized shares as Class B shares. Each of the Funds other than Real Estate Securities Fund has also designated 2 billion authorized shares as Class C shares. The Funds have the number of shares outstanding as of July 31, 2003, as set forth below.

                                           SHARES OUTSTANDING AT JULY 31, 2003
                                           -----------------------------------
FUND                                    CLASS A          CLASS B           CLASS C
----                                    -------          -------           -------
Cornerstone Fund                       5,067,457          390,690            48,294
Enterprise Fund                        4,274,677          411,347            54,549
Horizon Fund                           1,757,970          541,397            48,939
Index Fund                             1,560,939        1,047,143           127,030
Real Estate Securities Fund            4,487,155          163,725               n/a
Venture Fund                           4,540,734          406,867            86,480

     As of July 31, 2003, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                                       NUMBER OF
NAME AND ADDRESS OF SHAREHOLDER                         SHARES                  PERCENTAGE
-------------------------------                        ---------                ----------
Cornerstone Fund                                       4,223,308                    76.7%
       Minnesota Life and affiliates*

Enterprise Fund                                        3,564,912                    75.2%
       Minnesota Life and affiliates*

Horizon Fund                                              25,274                    1.08%
       Minnesota Life and affiliates*

Index Fund                                               221,119                    8.08%
       Minnesota Life and affiliates*

Real Estate Securities Fund                            3,867,584                   83.16%
       Minnesota Life and affiliates*

Venture Fund                                           4,054,136                   80.53%
       Minnesota Life and affiliates*

*  400 Robert Street North, St. Paul, Minnesota 55101.

                                HOW TO BUY SHARES

     Each Fund's shares may be purchased at the public offering price from Securian Financial, and from certain other broker-dealers or financial services firms. Securian Financial reserves the right to reject any purchase order. Shares of the Funds may be purchased at a price equal to their respective net asset value.

     Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.

ALTERNATIVE PURCHASE ARRANGEMENTS

     Real Estate Securities Fund previously offered investors the choice between two classes of shares (Class A and Class B). The other Funds previously offered investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Effective July 25, 2003, however, all sales of Class B and Class C shares were suspended, except for sales occurring in connection with the reinvestment of dividends and capital gains distributions, if any, and exchanges of Class B and Class C shares of an Advantus Fund for Class B and Class C shares, respectively, of another Advantus Fund. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below.

     The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.

     Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase, but a deferred sales charge will be imposed if such shares are sold within one year after the date of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

PURCHASE BY CHECK

     New investors may purchase shares of the Funds by completing an account application and sending it, together with a check payable to the Fund, directly to W&R Services, the Funds' transfer agent, at Advantus Funds Group, c/o Waddell & Reed Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Additional purchases may be made at any time by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number. Purchase orders may also be submitted through Securian Financial or other broker-dealers or financial services firms authorized to sell shares of the Fund.

PURCHASE BY WIRE

     Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Funds. Before wiring any funds, contact W&R Services at (800) 777-6472 for instructions.

Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to Advantus Funds Group, c/o Waddell & Reed Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central time). Banks may charge a fee for transmitting funds by wire.

PURCHASE BY INTERNET

     Existing Advantus Funds shareholders may also purchase shares via the Internet, once they have established on-line authorization. Please contact W&R Services at (800) 777-6472 for information on how to establish your account.

TIMING OF PURCHASE ORDERS

     An order in proper form for the purchase of shares of a Fund received by the Fund prior to the close of normal trading on the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received by W&R Services. An order received by W&R Services from a financial services firm after the price is determined that day will nonetheless be processed at that day's price if the order was received by the firm from its customer prior to such determination and transmitted to and received by W&R Services prior to its close of business that day. Other orders received after the close of the NYSE will be effected at the price next determined on the next business day.

MINIMUM INVESTMENTS

     A minimum initial investment of $1000 is required, except that $500 is the minimum initial investment required to open a qualified account or an account in which investments of not less than $50 are being made under an automatic investment plan ($25 for an automatic investment plan established prior to December 2, 2002.) The minimum amount required for a subsequent investment in all types of accounts is $50.

PUBLIC OFFERING PRICE

     The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.

     The net asset value of the shares of the Fund is determined as of the close of normal trading on the New York Stock Exchange (as of the date of this Statement of Additional Information the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

     Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Advantus Capital and the Funds' sub-advisers, where applicable, monitor for "significant events" that may (a) occur after closing market prices are established but before the time a Fund calculates its net asset value and (b) cause market quotations for certain securities to be considered "not readily available" because of such significant events. In such circumstances, those securities are also valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

                                  SALES CHARGES

CLASS A SHARES

     The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Securian Financial receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:

                                        SALES CHARGE AS A PERCENTAGE OF:

                                         OFFERING        NET AMOUNT             AMOUNT PAID TO BROKER-DEALERS
VALUE OF TOTAL INVESTMENT                  PRICE          INVESTED           AS A PERCENTAGE OF OFFERING PRICE:
-------------------------                --------        ----------          ----------------------------------
Less than $50,000                           5.5%            5.82%                           4.75%
$50,000 but less than $100,000              4.5             4.71                            3.75
$100,000 but less than $250,000             3.5             3.63                            2.75
$250,000 but less than $500,000             2.5             2.56                            2.00
$500,000 but less than $1,000,000           2.0             2.04                            1.50
$1,000,000 and over (1)                       0                0                            1.00

(1) A FESC will not be assessed for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.

     The sales charge applicable to an initial investment in the Fund depends on the offering price of the investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of the investor's previous investments in the Fund. For example, if an investor makes an initial investment in Class A shares of Venture Fund with an offering price of $40,000 the investor will pay a sales charge equal to 5.5% of the $40,000 investment, but if an investor already owns Class A shares of Venture Fund with a current net asset value of $40,000 and invests in additional Class A shares of Horizon Fund with an offering price of $10,000 the investor will pay a sales charge equal to 4.5% of the additional $10,000 since the total investment in the Fund would then be $50,000.

CLASS B SHARES

     Class B shares of each Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemptions" below. Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                                                SHARES CONVERT
                                                                                                 TO CLASS A IN
                                                         CDSC APPLICABLE IN YEAR                   THE MONTH
                                                         -----------------------                      AFTER
SHARES PURCHASED IN AN AMOUNT                 1        2        3        4        5        6     EXPIRATION OF
-----------------------------                ---      ---      ---      ---      ---      ---   --------------
Less than $50,000                            5.0%     4.5%     3.5%     2.5%     1.5%     1.5%       84 months
$50,000 but less than $100,000               4.5      3.5      2.5      1.5      1.5        0        76 months
$100,000 but less than $250,000              3.5      2.5      1.5      1.5        0        0        60 months
$250,000 but less than $500,000              2.5      1.5      1.5        0        0        0        44 months
$500,000 but less than $1,000,000            1.5      1.5        0        0        0        0        28 months

     Proceeds from the CDSC are paid to Securian Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Securian Financial pays a sales commission to broker-dealers, and to registered representatives of Securian Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Securian Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                            AMOUNT PAID TO BROKER-DEALERS AS A
SHARES PURCHASED IN AN AMOUNT                 PERCENTAGE OF OFFERING PRICE:
-----------------------------               ----------------------------------
Less than $50,000                                          4.17%
$50,000 but less than $100,000                             3.75
$100,000 but less than $250,000                            2.92
$250,000 but less than $500,000                            2.08
$500,000 but less than $1,000,000                          1.25

     CONVERSION FEATURE On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Funds will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES

     Class C shares of Venture Fund and Index Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                            SHARES CONVERT TO CLASS A IN THE
SHARES PURCHASED IN AN AMOUNT                   MONTH AFTER EXPIRATION OF
-----------------------------               --------------------------------
Less than $50,000                                     96 months
$50,000 but less than $100,000                        88 months
$100,000 but less than $250,000                       72 months
$250,000 but less than $500,000                       56 months
$500,000 but less than $1,000,000                     40 months

     The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. Securian Financial does not pay a sales commission to broker-dealers, or to registered representatives of Securian Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

     CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase.

Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER PAYMENTS TO BROKER-DEALERS

     Broker-dealers selling Class A, Class B and Class C shares of the Funds will receive a shareholder servicing fee (Rule 12b-1 fee) equal, on an annual basis, to .25% of the net asset values attributable to Class A, Class B and Class C shares. Shareholder servicing fees attributable to Class A shares are paid quarterly in arrears beginning with the end of the first quarter after the sale of the shares to which such fees are attributable. Shareholder servicing fees attributable to Class B and Class C shares are paid quarterly in arrears beginning with the second year after the sale of the shares to which such fees are attributable (i.e., the first payment is at the end of the fifteenth month). Rule 12b-1 distribution fees will also be paid quarterly in arrears to broker-dealers selling Class C shares equal, on an annual basis, to .75% of the net asset values attributable to such Class C shares.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus in the text following the heading "Buying and Selling Shares."

     The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

     On July 31, 2003, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds were calculated as set forth below.

                                CORNERSTONE FUND

CLASS A SHARES

   Net Assets ($63,548,774)            =   Net Asset Value Per Share ($12.54)
------------------------------------
   Shares outstanding (5,067,457)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $12.54 =    Public Offering Price Per Share ($13.27)
     ------
     .945(1)

CLASS B SHARES

   Net Assets ($4,811,560)             =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($12.32)
   Shares outstanding (390,690)

CLASS C SHARES

   Net Assets ($593,025)               =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($12.28)
   Shares outstanding (48,294)

                                 ENTERPRISE FUND

CLASS A SHARES

   Net Assets ($35,537,930)            =   Net Asset Value Per Share ($8.31)
------------------------------------
   Shares outstanding (4,274,677)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $8.31 =     Public Offering Price Per Share ($8.79)
     -----
     .945(1)

CLASS B SHARES

   Net Assets ($3,044,836)             =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($7.40)
   Shares outstanding (411,347)

CLASS C SHARES

   Net Assets ($403,436)               =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($7.40)
   Shares outstanding (54,549)

                                  HORIZON FUND

CLASS A SHARES

   Net Assets ($21,928,158)            =   Net Asset Value Per Share ($12.47)
------------------------------------
   Shares outstanding (1,757,970)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $12.47 =    Public Offering Price Per Share ($13.20)
     ------
     .945(1)

CLASS B SHARES

   Net Assets ($6,128,154)             =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($11.32)
   Shares outstanding (541,397)

CLASS C SHARES

   Net Assets ($558,154)               =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($11.41)
   Shares outstanding (48,939)

                                   INDEX FUND

CLASS A SHARES

   Net Assets ($20,370,983)            =   Net Asset Value Per Share ($13.05)
------------------------------------
   Shares outstanding (1,560,939)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $13.05 =    Public Offering Price Per Share ($13.81)
     ------
     .945(1)

CLASS B SHARES

   Net Assets ($13,401,754)            =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($12.80)
   Shares outstanding (1,047,143)

CLASS C SHARES

   Net Assets ($1,622,195)             =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($12.77)
   Shares outstanding (127,030)

                           REAL ESTATE SECURITIES FUND

CLASS A SHARES

   Net Assets ($60,197,984)            =   Net Asset Value Per Share ($13.42)
------------------------------------
   Shares outstanding (4,487,155)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $13.42 =    Public Offering Price Per Share ($14.20)
     ------
     .945

CLASS B SHARES

   Net Assets ($2,186,905)             =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($13.36)
   Shares outstanding (163,725)

                                  VENTURE FUND

CLASS A SHARES

   Net Assets ($59,141,356)            =   Net Asset Value Per Share ($13.02)
------------------------------------
   Shares outstanding (4,540,734)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $13.02 =    Public Offering Price Per Share ($13.78)
     ------
     .945(1)

CLASS B SHARES

   Net Assets ($5,097,364)             =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($12.53)
   Shares outstanding (406,867)

CLASS C SHARES

   Net Assets ($1,089,416)             =   Net Asset Value and Public
------------------------------------       Offering Price Per Share ($12.60)
   Shares outstanding (86,480)

----------
(1)  Effective February 1, 1999, the maximum FESC was increased to 5.5%.

                              REDUCED SALES CHARGES

     Special purchase plans are enumerated in the text of the Funds' Prospectus under "Buying and Selling Shares - Reducing Sales Charges" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

     The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Securian Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

     The applicable sales charge for purchases of Class A shares is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $1,000, accompanied by filing with Securian Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Funds within that time. The 13-month period is measured from the date the Letter of Intent is approved by Securian Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Securian Financial will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

     The Letter of Intent includes a provision for payment of additional applicable Class A sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding 5.5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Securian Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Securian Financial on a timely basis, Securian Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

     With respect to each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

GROUP PURCHASES

     An individual who is a member of a qualified group may also purchase shares of the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Securian Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Securian Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Securian Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

WAIVER OF SALES CHARGES FOR CERTAIN SALES OF CLASS A SHARES

     Directors and officers of Advantus Capital, CSAM (with respect to Enterprise Fund only), State Street (with respect to Venture Fund only), Securian Financial, the Funds, Minnesota Life, or any of Minnesota Life's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, independent legal counsel to the Funds' independent directors, Minnesota Life and its affiliates themselves, advisory clients of Advantus Capital, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Securian Financial, certain accounts sold by registered investment advisers who charge clients a fee for their services, investors who, within 60 days after redeeming shares of a class of shares generally subject to either an initial or deferred sales charge issued by a non-Advantus fund, use those redemption proceeds to purchase Class A shares from Securian Financial or a broker-dealer that has entered into an agreement with Securian Financial specifically providing for net asset value purchases, and employer-sponsored retirement plans described in Sections 401 or 403, or governmental retirement plans described in Section 457, of the Internal Revenue Code with total plan assets of not less than $500,000, may purchase Class A shares of the Advantus Multiple Class Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                      EXCHANGE AND TRANSFER OF FUND SHARES

     A shareholder can exchange some or all of his or her Class A, Class B and Class C shares in the Advantus Multiple Class Funds, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds (provided such Fund is available in the shareholder's State), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund. Purchases by exchange are subject to the minimum investment requirements of the Funds. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the contingent deferred sales charge ("CDSC") period and applying the CDSC.

     Class A, Class B and Class C shares may also be exchanged for shares of the Money Market Fund at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. Securian Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Securian Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.

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

     Exchanges of shares from Money Market Fund are subject to applicable sales charges of the Advantus Fund being purchased, unless the Money Market Fund shares were previously acquired by an exchange from Class A or Class B shares of another Advantus Fund or by reinvestment or cross-reinvestment of dividends or capital gains distributions. Shares of Money Market Fund previously acquired in an exchange for Class A, Class B or Class C shares from any of the Funds may be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of another Advantus Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange.

     The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, (unless the shareholder has elected on the account application not to have telephone transaction privileges) or by Internet. Up to twelve exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate, or impose additional charges upon, the exchange and/or telephone transfer privileges and/or Internet transactions, upon 60 days' prior notice to shareholders. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Distributions and Tax Status" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

SYSTEMATIC EXCHANGE PLAN

     Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $50. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

                              SHAREHOLDER SERVICES

OPEN ACCOUNTS

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by W&R Services, the Funds' transfer agent. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year W&R Services, sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

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

     The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are paid by each Fund. No direct charges are made to shareholders, except that the Funds will deduct a $10 annual fee from a shareholder's account in October of each year if the account balance at that time is below $2000. This low balance fee is waived for qualified retirement accounts and for investors who have aggregate Advantus Fund account assets of $25,000 or more (only shares held directly in the investor's name, rather than in a broker's name, are aggregated for this purpose). Although the Funds have no present intention of making additional direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLAN

     Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan" (the "Plan").

     The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the each of the Advantus Funds other than Money Market Fund, to employ the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular basis pursuant to the Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. There is no guarantee, however, that the automatic investment plan will always result in a lower cost per share compared to other investment programs. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     A Plan may be opened with an initial investment of $500 and by indicating an intention to invest $50 ($25 for plans established prior to December 2, 2002) or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

     An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to

                                       72
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increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

     This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

RETIREMENT PLANS OFFERING TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

     The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Securian Financial.

     An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

     An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments for Class A shares of the Advantus Multiple Class Funds purchased in amounts of $1 million or more, and for Class B shares of Advantus Multiple Class Funds, may also be subject to a CDSC. As a result, a shareholder should consider whether a Systematic Withdrawal Plan is appropriate. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

     The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free

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

accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Securian Financial.

     A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

     All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value.

     Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, other than by reinvestment of distributions, it should be understood that, in the case of Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have an "Automatic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

                                   REDEMPTIONS

     Registered holders of shares of the Funds may redeem their shares at the per share net asset value ("NAV") next determined following receipt by PFPC (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). A sale order received by PFPC from a financial services firm after NAV is determined that day will nonetheless be processed at that day's NAV if the order was received by the firm from its customer prior to such determination and transmitted to and received by PFPC prior to its close of business that day. Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of certain Class A shares and Class B shares. Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.

     Payment will be made as soon as possible, but generally not later than seven days after receipt of a properly executed written redemption request (and any certificates). Sales proceeds from shares purchased by check or bank draft, other than checks from government agencies, will not be available until the check or draft clears the purchaser's bank, which may take up to fifteen days after the purchase. The amount received by the shareholder may be more or less than the shares' original cost.

     If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is 800-532-2749.

     Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. Each Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

MEDALLION SIGNATURE GUARANTEE

     In order to protect both shareholders and the Funds against fraudulent orders, a medallion shareholder signature guarantee is required in certain cases. No signature guarantee is required if the redemption proceeds are less than $50,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $50,000.

     A medallion signature guarantee is required, however, if (i) the redemption proceeds are $50,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address, (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.

     A signature guarantee must be a "medallion" signature guarantee provided by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are:

-  Securities Transfer Agents Medallion Program (STAMP)

-  Stock Exchanges Medallion Program (SEMP)

-  New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP)

Signature guarantees from financial institutions which are not participants in a recognized medallion program will not be accepted.

CONTINGENT DEFERRED SALES CHARGE

     The CDSC applicable upon redemption of Class A shares purchased in amounts of $1 million or more and Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges - Class B Shares" above.

     In determining whether a CDSC is payable with respect to any redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged.

     The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code; and (4) in connection with Class B shares redeemed pursuant to a Systematic Withdrawal Plan, limited annually to Class B shares equal in amount to 12% of the value of a shareholder's account in a Fund at the time the Systematic Withdrawal Plan is established. The CDSC will also not apply to certain exchanges. See "Exchange and Transfer of Fund Shares," above.

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TELEPHONE REDEMPTION

     The Funds' shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling Advantus Shareholder Services at (800) 665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Medallion Signature Guarantee" above) within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $15.00) will be added to the amount redeemed from the Fund. The Funds reserve the right to modify, terminate or impose charges upon the telephone redemption privilege.

INTERNET REDEMPTION

The Funds' shareholders may elect to perform certain transactions via the Internet. In order to do so, the shareholder must first authorize the Fund to transmit information on-line and agree to the Funds' web site procedures. Please contact W&R Services at (800) 777-6472 for more information on how to enable an account. Internet transactions may not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Medallion Signature Guarantee" above) within the 30 day period prior to receipt of the redemption request. The maximum amount which may be redeemed by internet is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $15.00) will be added to the amount redeemed from the Fund. The Funds reserve the right to modify, terminate or impose charges upon the telephone redemption privilege.

DELAY IN PAYMENT OF REDEMPTION PROCEEDS

     Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by check or bank draft, other than checks from government agencies, the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 15 days from the purchase date.

FUND'S RIGHT TO REDEEM SMALL ACCOUNTS

     Each Fund has the right to redeem the shares in small accounts which, for any reason, have a total current value of less than $150 in 2002, or $500 in subsequent years. The Funds usually make this determination in December of each year. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.

REINSTATEMENT PRIVILEGE

     The Prospectus for the Funds describes redeeming shareholders' reinstatement privileges in "Buying and Selling Shares" in the Funds' Prospectus. Written notice from persons wishing to exercise this reinstatement privilege must be received by Securian Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

     See "Distributions and Tax Status" below for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Distributions and Tax Status" below regarding the taxation of capital gains.

                             TELEPHONE TRANSACTIONS

     Shareholders of the Funds are permitted to exchange or redeem a Fund's shares by telephone. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.

     Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning W&R Services, toll free, at (800) 777-6472. Service representatives are available Monday through Friday, from 8:00 a.m. to 6:30 p.m. (Central Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. The maximum amount which may be redeemed by telephone is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request as an alternative to a telephone exchange or redemption. The Funds reserve the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.

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

     A Fund will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.

                              INTERNET TRANSACTIONS

     Shareholders of the Funds are permitted to exchange or redeem a Fund's share via the Internet. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions via Internet requires that a shareholder contact W&R Services at
(800) 777-6472 to enable their account.

     Shareholders, or persons authorized by shareholders, may initiate Internet transactions by going to the Advantus Funds web site, www.advantusfunds.com. Automated service is generally available 24 hours a day. Internet transaction requests received after 3:00 p.m. (Central time) will be treated as received the next business day. The maximum amount which may be redeemed via Internet is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing an on-line exchange or redemption due to a heavy volume. In such a circumstance, shareholders should consider submitting a written request as an alternative to an on-line exchange or redemption. The Funds reserve the right to modify, terminate or impose charges upon the Internet on-line exchange and redemption privileges upon 60 days' prior notice to shareholders.

     A Fund will not be liable for following instructions communicated by Internet which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated via the Internet are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing Internet transactions include requiring shareholders to contact Advantus in order to establish their on-line account, asking shareholders for their account number and a personal identifying number, providing a confirmation number on-screen, at the completion of an on-line transaction, and providing written confirmation of such transactions.

                          THE STANDARD & POOR'S LICENSE

     Standard & Poor's ("S&P") is a division of The McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" and has licensed the use of such marks by the Index Fund.

     Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Index Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Index Fund nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                          DISTRIBUTIONS AND TAX STATUS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The policy of the Funds has been to pay dividends from net investment income quarterly. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Funds, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

     Any dividend payments or net capital gains distributions made by the Funds are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.

     Upon written request to a Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Advantus Money Market Fund or shares of the same class of another of the Advantus Funds at the net asset value of such other Fund on the payable date for the dividends being distributed ($500). To use this privilege of investing dividends from a Fund in shares of another of the Funds, shareholders must maintain a minimum account value of $250 in both the Fund paying the dividends and the other Fund in which dividends are reinvested.

TAXATION - GENERAL

     The following is a general summary of certain federal tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning.

     During the year ended July 31, 2003 each Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Distributions of investment company taxable income from a Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, generally is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. Long-term capital gains of individuals are taxed at a maximum rate of 20%, and the highest marginal regular tax rates on ordinary income for individuals is 39.6%.

     Some or all of the dividend distributions from each Fund are expected to qualify for the 70% dividend received deduction for corporations, except that dividend distributions from the Real Estate Securities Fund attributable to dividends that the Fund receives from REITs will not qualify for such dividend received deduction for corporations.

     Prior to purchasing shares of a Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

     The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.

     Shareholders of the Funds receive an annual statement detailing federal tax information. Distributions by the Funds, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.

     The Funds are required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     The Real Estate Securities Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by them with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401K plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations.

     Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to ownership of Fund shares.

                              FINANCIAL STATEMENTS

     Each Fund's financial statements for the fiscal year ended July 31, 2003, including the financial highlights for each of the respective periods presented, appearing in the Funds' Annual Report to Shareholders, and the report thereon of such Fund's independent auditors, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                 APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

     Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                         APPENDIX B - FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

     The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

     In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

     The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

     The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

     For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

     Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

     The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

     The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

     Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

                       APPENDIX C-ADVANTUS CAPITAL PROXY
                          PROCEDURES AND WELLS FARGO
                           BANK PROXY GUIDELINES AND
                                  PHILOSOPHY

ADVANTUS CAPITAL MANAGEMENT, INC.
ADVANTUS COMPLIANCE

                                PROXY PROCEDURES

  PROCEDURE NAME: PROXY PROCEDURES - ADVANTUS MUTUAL FUNDS, SERIES FUND, AND
                  CLIENT ACCOUNTS
  PROCESS REF. #: ADVANTUS 115
  AUTHOR:         GARY PETERSON
  CONTACT NAME:   GARY PETERSON

  APPROVAL DATE:  JULY 2003

                                      SCOPE

INPUT:
         Proxy from company

OUTPUTS:
         Proxy guidelines for Advantus and sub-advisers

RESOURCES:
         Advantus Compliance
         Investment Policy Committee
         Sub-advisers

INTERACTION WITH OTHER AREAS:
         Custodian banks

                                     PURPOSE

The purpose of this proxy voting policy and procedure is to set forth the principles, guidelines and procedures by which Advantus Capital Management ("Advantus Capital") votes the securities owned by its clients for which Advantus Capital exercises voting authority and discretion (the "Proxies'). The procedure has been designed to ensure the Proxies are voted in the best interest of the clients in accordance with our fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940 and the Investment Company Act of 1940. These policies and procedures do not apply to any client that explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party. Advantus Capital takes no responsibility for the voting of any proxies on behalf of such clients. For those clients that have delegated such authority and discretion to Advantus Capital, this policy and procedure apply equally to registered investment companies and client accounts.

                                    PROCEDURE

 TASK/ACTION                                                                                  RESPONSIBILITY
ADVANTUS MUTUAL FUNDS AND SERIES FUND                                                         Custodian Bank
For the Advantus Mutual Funds and Advantus Series Fund equity portfolios where
Advantus actively manages the Fund portfolio, Advantus has elected the custodian bank (Wells Fargo) to vote proxies on behalf of the client.  Proxies are directly sent to the custodian bank.  Wells Fargo votes the proxies according their proxy guidelines and philosophy.  Wells Fargo Bank employs Institutional
Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy
Guidelines.  See the attached Exhibit A of the Wells Fargo Bank Proxy Guidelines and Philosophy.

If the Advantus portfolio manager of an equity fund requires a proxy to be voted        Advantus Portfolio Managers
in a certain manner that is in the best interest of the shareholder or client, inform Advantus Compliance who will work with custodian bank to ensure the proxy is voted according to the direction provided by the portfolio manager.

For the Advantus Mutual Funds and Advantus Series equity portfolios that are            Interim Adviser/Sub-adviser
managed by an interim adviser or sub-advised by an outside investment manager, the proxies are voted according to the respective advisers' proxy guidelines.

Provide oversight role to ensure that material conflicts of interest are avoided        Advantus Investment Policy
between the interests of the fund shareholder on the one hand, and the                  Committee
investment adviser, custodian bank (Wells Fargo), and the sub-advisers.
Investment Policy Committee on a periodic basis will request from the custodian bank and the sub-advisers all potential conflicts of interest encountered in their proxy voting process and will review accordingly for conflicts of interest.

If a shareholder has requested a copy of the Advantus Funds proxy voting                Shareholder Services - Retail
policies and procedures or proxy voting record, provide a copy to the                   Mutual Funds
shareholder within three business days.                                                 VAL and MOA servicing - Series
                                                                                        Fund

ADVANTUS CLIENTS                                                                        Custodian Bank
Advantus Capital does not manage equity portfolios for external clients.
Minnesota Life and its affiliates have equity portfolios that are managed by
Advantus Capital or by sub-advisers. For equity portfolios that are managed by Advantus, Advantus has elected the custodian bank (Wells Fargo) to vote proxies on behalf of the client. Proxies are directly sent to the custodian bank. Wells Fargo votes the proxies according their proxy guidelines and philosophy. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. See the attached Exhibit A of the Wells Fargo Bank Proxy Guidelines and Philosophy.

If the Advantus portfolio manager of an equity fund requires a proxy to be voted        Advantus Portfolio Managers
in a certain manner that is in the best interest of the shareholder or client, inform Advantus Compliance who will work with custodian bank to ensure the proxy is voted according to the direction provided by the portfolio manager.

For the equity portfolios that are sub-advised by an outside investment manager,        Sub-adviser
the proxies are voted according to the sub-adviser proxy guidelines.

If Minnesota Life or its affliates request copy of Advantus Capital's proxy             Advantus Compliance
voting policies and procedures or the proxy voting record, provide a copy to the requestor within three business days.

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY
                                    FOR 2003

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by TOC. A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Wells Fargo Bank (WFB) as their agent to vote proxies, following the standard Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:
          - an evaluation of the independence of the Board in its attempt to maximize shareholder value and,
          - upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.
          Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

     2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

          a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

               1)   Length of service of senior management

               2)   Number/percentage of outside directors

               3)   Consistency of performance (EPS) over the last five years

               4)   Value/growth of shares relative to industry/market averages

               5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

          b. If the Board is viewed to be independent and the financial performance of the Company has been good:

               1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

               2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

          c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

          d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.   Our process for evaluating shareholder proposals will be as follows:

     1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

     2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

     3.   Standard shareholder proposals will be voted as indicated on Exhibit
          C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

     1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

     2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

     3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

     4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

     5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

     6. The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

     7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

     8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

     9. The Wells Fargo proxy voting record is available for review by the client.

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The
Nominating Committee is in the best position to select nominees who are
available and capable of working well together to oversee management of the                 FOR
company.

WFB will withhold votes for a director if the nominee fails to attend at                  WITHHOLD
least 75% of the board and committee meetings without a valid excuse.

Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee                    AGAINST/
members if non-audit fees are greater than audit fees, audit-related fees,                WITHHOLD
and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify                   FOR
auditors unless:

-    an auditor has a financial interest in or association with the company,              AGAINST
     and is therefore not independent, or
-    there is reason to believe that the independent auditor has rendered an
     opinion that is neither accurate nor indicative of the company's                     AGAINST
     financial position.

WFB will vote against proposals that require auditors to attend annual meetings           AGAINST
as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to prohibit their           CASE-BY-CASE
auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

WFB will vote for shareholder proposals requesting a shareholder vote for audit             FOR
firm ratification.

WFB will vote against shareholder proposals asking for audit firm rotation. This          AGAINST
practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, WFB will consider on a case-by-case basis if the              CASE-BY-CASE
auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the appointment of
independent internal statutory auditors if they have served the company in                AGAINST
any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for proposals to approve                  FOR
directors' and auditors' reports, unless:

-    there are concerns about the accuracy of the accounts presented or the               AGAINST
     auditing procedures used;
-    the company is not responsive to shareholder questions about specific                AGAINST
     items that should be publicly disclosed.

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
Shareholders can find reference to any irregularities or problems with the company in the auditors report.

Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the                FOR
board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection with a reorganization         CASE-BY-CASE
of the company, the vote will be based on the merits of the reorganization.

In addition, WFB will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by
deleting, adding or revising language.                                                      FOR

Employee Stock Purchase Plans/401(k)Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight
discount and thus own a beneficial interest in the company, provided that the               FOR

total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend thrift and
savings plans, retirement plans, pension plans and profit plans.                            FOR

Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial
steps that may arise at the annual or special meeting.                                      FOR

However, WFB retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures
are significant and no further approval from shareholders is sought.                      AGAINST

Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and              AGAINST
CEO be held separately.

Separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director.
However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both            AGAINST
chairman and CEO if there is no adequate justification provided by the company.

Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be                       FOR
independent directors, unless the board is effectively in compliance with the request based on WFB's definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will vote for proposals requesting that the board audit, compensation                   FOR
and/or nominating committees be composed of independent directors, only.
Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders on audit,               WITHHOLD
compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to

                                        C-10


highlight our disapproval of the 'single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure.             CASE-BY-CASE
The French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some fraudulent             AGAINST
or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address the              AGAINST
issue of board diversity.

WFB will vote against proposals from shareholders requesting an independent
compensation consultant.                                                                  AGAINST

Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board
requirement that could prevent qualified individuals from serving as directors.           AGAINST

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations
occurred. WFB will also vote in favor of proposals to purchase liability                    FOR
insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly-broad.
For example, WFB will oppose proposals to indemnify directors for acts going
beyond mere carelessness, such as gross negligence, acts taken in bad faith,              AGAINST
acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity insurance
to auditors as payment of such fees by the company on behalf of the auditor               AGAINST
calls into question the objectivity of the auditor in carrying out the audit.

Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and
management unless:                                                                        AGAINST

-    there are serious questions about actions of the board or management for             AGAINST
     the year in question;
-    legal action is being taken against the board by shareholders.                       AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already
provides adequate information pertaining to the election of directors.                    AGAINST

Limitation on Number of Boards a Director May Sit On

WFB will vote against proposals to limit the number of boards a director may sit
on. Placing an arbitrary limit on the number of boards on which a director may serve constitutes unwarranted interference and is not critical to the
performance of the company.                                                               AGAINST

Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent
qualified individuals from serving as directors.                                          AGAINST

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation's By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the
Board. In determining these issues, WFB will rely on the proxy voting
Guidelines.                                                                             CASE-BY-CASE

Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the
corporation or any of its affiliates.                                                   CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of
the proposal and its vote recommendations for the scheduled meeting.                    CASE-BY-CASE

Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates);
evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock
ownership positions.                                                                    CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw
provisions.                                                                             CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case by case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections
may provide for the continuity of experienced directors on the Board.                   CASE-BY-CASE

For foreign corporations, WFB will vote for the elimination of protected board
seats, as all directors should be accountable to shareholders.                              FOR

Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders'
rights to remove directors with or without cause or only with approval of
two-thirds or more of the shares entitled to vote.                                      CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of
directors is abusive and will warrant a vote against the proposal.                        AGAINST

Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies                    AGAINST
without shareholder approval as these authorizations run contrary to basic shareholders' rights.

Alternatively, WFB will vote for proposals that permit shareholders to elect
directors to fill board vacancies.                                                          FOR

Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis, in accordance with its proxy voting guidelines. However,
if the board is elected annually we will not support cumulative voting.                 CASE-BY-CASE

Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case
by case basis in accordance with the proxy voting guidelines.                           CASE-BY-CASE

Board Size

WFB will vote for proposals that seek to fix the size of the board, as the
ability for management to increase or decrease the size of the board in the                 FOR
face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may                   AGAINST
decrease a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its                  FOR
poison pill for shareholder ratification.

Alternatively, WFB will analyze proposals to redeem a company's poison pill,            CASE-BY-CASE
or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill
expires unless it is renewed, and they specify that an all cash bid for all             CASE-BY-CASE
shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the
fair price provision, and the mechanism for determining the fair price.                 CASE-BY-CASE

WFB will vote against fair price provisions with shareholder vote
requirements of 75% or more of disinterested shares.                                      AGAINST

Greenmail

WFB will generally vote in favor of proposals limiting the corporation's authority to purchase shares of common stock (or other outstanding
securities) from a holder of a stated interest (5% or more) at a premium                    FOR
unless the same offer is made to all shareholders. These are known as
"anti-greenmail" provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case
basis.                                                                                  CASE-BY-CASE

Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is
accountable to all the company's owners.                                                    FOR

Alternatively, WFB will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may
entrench management and lessen its interest in maximizing shareholder value.              AGAINST

Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class              AGAINST
or multiple-voting stock which may be used in exchanges or recapitalizations.
Dual class or multiple-voting stock carry unequal voting rights which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or
multiple-voting stock which carry different rights than the common stock.                   FOR

For foreign corporations, WFB will vote for proposals that create preference shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and
legitimate form of corporate financing and can enhance shareholder value.                   FOR

Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors
considered are those specified in the proxy guidelines.                                 CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and WFB will
vote against proposals that provide for them.                                             AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

WFB will vote for proposals to adopt confidential voting.                                   FOR

Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting              AGAINST
abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions
(including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require
two-thirds majority of votes cast).                                                       AGAINST

Equal Access to the Proxy

WFB will vote against proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees,
and in order to nominate their own candidates to the board.                               AGAINST

Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential
business information.                                                                     AGAINST

Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings
are best placed with management.                                                            FOR

Alternatively, WFB will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location
proposed will be acceptable to all shareholders.                                          AGAINST

WFB will generally vote in favor of proposals to reduce the quorum necessary for shareholders' meetings, subject to a minimum of a simple majority of the
company's outstanding voting shares.                                                        FOR

Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the
responsibility of the board for managing the affairs of the corporation.                  AGAINST

Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to
comply with what management's counsel interprets as applicable law.                         FOR

However, amendments that have a material effect on shareholder's rights will be
considered on a case-by-case basis.                                                     CASE-BY-CASE

Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals on a case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of
shareholders.                                                                           CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized common stock on a case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split,
issuance of shares for acquisitions, or for general business purposes.                  CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the
terms and prices of the new shares.                                                       AGAINST

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences.
However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the
excessive share authorization.                                                              FOR

WFB will generally vote in favor of forward stock splits.                                   FOR

Dividends

WFB will vote for proposals to allocate income and set dividends.                           FOR

WFB will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash
dividend.                                                                                   FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, WFB will vote against
the proposal.                                                                             AGAINST

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed
to determine how to allocate corporate earnings or set dividends.                         AGAINST

In addition, WFB will vote for proposals to set director fees.                              FOR

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.                        FOR

Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be
used to consummate beneficial acquisitions, combinations or financings.                     FOR

Alternatively, WFB will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover
purposes without shareholder approval (blank check preferred stock).                      AGAINST

In addition, WFB will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other
shareholders.                                                                             AGAINST

WFB will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white
squire placements).                                                                         FOR

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend
rate of preferred stock.                                                                CASE-BY-CASE

Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares
on a case-by-case basis.                                                                CASE-BY-CASE

Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights.
Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of
trading.                                                                                    FOR

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and
cover the full range of corporate financing needs.                                          FOR

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:                                           FOR
-    there is clear evidence of past abuse of the authority; or                           AGAINST
-    the plan contains no safeguards against selective buy-backs.                         AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval
to adopt a new plan, or to increase shares reserved for an existing plan.               CASE-BY-CASE

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable
cap, WFB will vote for the plan.                                                            FOR

Among the plan features that may result in a vote against the plan are:                 CASE-BY-CASE
-    plan administrators are given the authority to reprice or replace
     underwater options;                                                                  AGAINST

WFB will evaluate shareholder proposals requiring performance-based stock
options on a case-by-case basis.                                                        CASE-BY-CASE

WFB will vote against shareholder proposals asking the company to expense stock options. WFB is not opposed to the concept. However, we currently lack
an appropriate accounting treatment for it at present.                                    AGAINST

WFB will generally vote against shareholder proposals to ban future stock
option grants to executives. This may be supportable in extreme cases where a             AGAINST
company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

WFB will vote against shareholder proposals asking companies to adopt full

tenure holding periods for their executives. Indications are that such holding            AGAINST
periods encourage executives to leave the company.

For certain OBRA-related proposals, WFB will vote for plan provisions that              CASE-BY-CASE
(a) place a cap on annual grants or amend administrative features, and (b)
add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that
provide directors with the option of taking all or a portion of their cash              CASE-BY-CASE
compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.                                 FOR

Specifically in Japan, WFB will vote against option plans/grants to directors
or employees of "related companies," even though they meet our criteria for               AGAINST
dilution and exercise price, without adequate disclosure and justification.

Specifically in the U.K., WFB will vote against directors who have service                AGAINST
contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

WFB will evaluate compensation proposals (Tax Havens) requesting share option           CASE-BY-CASE
schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under
these plans may either be in cash or stock and are usually tied to the                      FOR
attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and statutory auditors who are retiring from the board will be considered on a case-by-case

basis.                                                                                  CASE-BY-CASE

Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

-    the proposal is embedded in an executive or director compensation plan that
     is contrary to guidelines                                                              FOR

Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to                    FOR
report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

WFB will evaluate shareholder proposals requiring shareholder approval of               CASE-BY-CASE
extraordinary pension benefits for senior executives under the company's SERP on a case-by-case basis.

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director pay, or (b) seek to limit executive and
director pay.                                                                             AGAINST

Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or
disapprove of these severance agreements.                                                   FOR

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their
merits are:                                                                             CASE-BY-CASE

- arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;
-    guarantees of benefits if a key employee voluntarily terminates;
-    guarantees of benefits to employees lower than very senior management; and
-    indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a
management-led buyout.                                                                    AGAINST

Reincorporation

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
WFB will evaluate a change in a company's state of incorporation on a
case-by-case basis. WFB will analyze the valid reasons for the proposed move,           CASE-BY-CASE
including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control
share acquisition statutes, control share cash-out statutes, freezeout                  CASE-BY-CASE
provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and FOR in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, WFB will also examine poison pill endorsements, severance pay              CASE-BY-CASE
and labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

WFB will evaluate shareholder proposals requiring offshore companies to                 CASE-BY-CASE
reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider                  AGAINST
stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision making. Such laws allow directors to consider nearly any factor they deem relevant in discharging
their duties.                                                                               FOR

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

-    anticipated financial and operating benefits;
-    offer price (cost versus premium);
-    prospects for the combined companies;
-    how the deal was negotiated;
-    changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control          CASE-BY-CASE

a minority of the AGAINST combined company's outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may
also review the compensation plan for executives managing the liquidation,              CASE-BY-CASE

Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal.
Rights of appraisal provide shareholders who are not satisfied with the terms of            FOR
certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.
Proposals may include, and are not limited to, the following issues:

-    eliminating the need for annual meetings of mutual fund shareholders;
-    entering into or extending investment advisory agreements and management contracts;
-    permitting securities lending and participation in repurchase agreements;
-    changing fees and expenses; and                                                        FOR
-    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the CASE-BY-CASE fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by
shareholders as their impact on share value can rarely be anticipated with any            AGAINST
degree of confidence. Proposals that FOR limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

-    Energy and Environment
-    Repressive Regimes and Foreign Labor Practices (South Africa, Northern
     Ireland, China)
-    Military Business
-    Maquiladora Standards & International Operations Policies
-    World Debt Crisis
-    Equal Employment Opportunity & Discrimination
-    Animal Rights
-    Product Integrity and Marketing
-    Human Resources Issues
-    Political and Charitable Contributions

                                                                      Appendix D

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

                                  MAY 20, 2003

INTRODUCTION

Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged CSAM as their investment adviser, are of the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the "Policy") below addresses particular issues and gives a general indication of how CSAM will vote. The Policy is not exhaustive and does not include all potential issues. Proxy issues that: (1) are not addressed by the Policy; (2) are addressed by the Policy but are company specific, non-routine, and/or may be more appropriately handled on a case-by-case basis, and (3) may warrant action inconsistent with the Policy will be administered by the Proxy Voting Committee.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party service (initially, Institutional Shareholder Services ("ISS")) to assist in the analysis and recommendation of each proxy. ISS will provide CSAM with an analysis of proxy issues and vote recommendations based upon the Policy. The Proxy Voting Committee will therefore generally accept the recommendation of ISS with respect to all proxy votes except as provided for herein.

The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

CONFLICTS

CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy vote. In addition, CSAM may not be able to identify all of the conflict(s) of interests relating to the matter to permit a client to make an informed decision to give consent.

CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation must set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflict(s) of interests concerning the matter or provide a full and complete description of the conflict(s).

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy, it shall disclose to the client and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

     -  a copy of the Policy;
     -  a copy of each proxy statement received on behalf of CSAM clients;
     -  a record of each vote cast on behalf of CSAM clients;
     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

DISCLOSURE

CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and vote recommendations based upon the Policy prior to a vote. ISS will vote client proxies in accordance with the Policy.

ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear or the proxy issue is not covered by the Policy. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS

     Adjourn Meeting

     Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

     Amend Quorum Requirements

     Generally vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     Amend Minor Bylaws

     Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

     Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

     Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote for shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

BOARD OF DIRECTORS

     Voting on Director Nominees in Uncontested Elections

     Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

     Generally vote against proposals to eliminate cumulative voting. Generally vote for proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns.

     Director and Officer Indemnification and Liability Protection

     Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

     Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

     Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, appointed from the ranks of the independent board members with clearly delineated duties; (2) majority of independent directors; (3) all independent key committees; (4) committee chairpersons nominated by the independent directors; (5) CEO performance is reviewed annually by a committee of outside directors; (6) established governance guidelines; or
     (7) company performance.

     Majority of Independent Directors

     Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.

     Term Limits

     Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS

     Voting on Director Nominees in Contested Elections

     Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

     Generally vote against proposals giving the board exclusive authority to amend the bylaws. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Confidential Voting

     Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

     Generally vote against proposals to eliminate cumulative voting. Generally vote for proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns. All proposals to restore or provide for cumulative voting should be evaluated on a case-by-case basis relative to other governance provisions contained in the company's governing documents and the company's relative performance. Some of the necessary governance provisions are the following: (1) annually elected board; (2) majority of board composed of independent directors; (3) nominating committee composed solely of independent directors; (4) confidential voting; however, there may be a provision for suspending confidential voting during proxy contests; (5) ability of shareholders to call special meetings or to act by written consent with 90 days' notice; (6) absence of superior voting rights for one or more classes of stock; (7) board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders; (8) absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill); (9) a description of the process by which directors are chosen; or (10) total shareholder returns which are, at a minimum, equal to its industry peers

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     Advance Notice Requirements for Shareholder Proposals/Nominations

     Votes on advance notice proposals are determined on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for: (1) company response; (2) SEC review; (3) analysis by other shareholders. A reasonable time frame for submittals would generally be no later than 60 days prior to the meeting with a submittal window of at least 60 days.

     Amend Bylaws without Shareholder Consent

     Generally vote against proposals giving the board exclusive authority to amend the bylaws. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

     Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

     Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

     Generally vote against proposals to restrict or prohibit shareholders' ability to call special meetings. Generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     Supermajority Vote Requirements

     Generally vote against proposals to require a supermajority shareholder vote. Generally vote for proposals to lower supermajority vote requirements.

MERGER AND CORPORATE RESTRUCTURING

     Appraisal Rights

     Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

     Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

     Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

     Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

     Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account:
     (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

     Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure;
     (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk;
     (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

     Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

     Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

     Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

     Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE

     Adjustments to Par Value of Common Stock

     Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

     Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

     Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

     Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

     Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

     Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

     Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

     Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

     Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION

     Executive and Director Compensation

     Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

     Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

     Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

     Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following:
     (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value;
     (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

     Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

     Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

     Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

     Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Stock Option Proposals

     Vote case-by-case on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).

     Stock Option Expensing

     Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

     Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                                                                      Appendix E

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                   April 2003

PURPOSE AND GENERAL STATEMENT

     The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which State Street Research & Management Company ("State Street Research") votes the securities owned by its clients for which State Street Research exercises voting authority and discretion (the "Proxies"). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Our authority to vote the Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; State Street Research takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to State Street Research, these policies and procedures apply equally to registered investment companies and institutional accounts.

     These proxy voting policies and procedures are available to all clients of the firm upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

POLICIES RELATING TO PROXY VOTING

     The guiding principle by which State Street Research votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients' holdings. Furthermore, State Street Research is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. State Street Research does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

     It is the general policy of State Street Research to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, State Street Research reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of State Street Research, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of State Street Research.

     For clients that have delegated to State Street Research the discretionary power to vote the securities held in their account, State Street Research does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. State Street Research views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients.

     In addition to the voting of Proxies, State Street Research personnel may, in their discretion, meet with members of a corporation's management and discuss matters of importance to State Street Research's clients and their economic interests. Such meetings are in addition to any activities undertaken by State Street Research with respect to the voting of Proxies.

     Absent any legal or regulatory requirement to the contrary, it is generally the policy of State Street Research to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by State Street Research disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any institutional client of State Street Research can obtain details of how the firm has voted the securities in its account by contacting the client's designated service representative at State Street Research. State Street Research does not, however, generally disclose the results of voting decisions to third parties.

     Conflicts of Interest. The Proxy Policy Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all associates are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the firm's clients. If at any time any associate becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. If any associate is pressured or lobbied either from within or outside of State Street Research with respect to any particular voting decision, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. The full Proxy Policy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The Proxy Policy Committee may cause any of the following actions to be taken in that regard:
     - vote the relevant Proxy in accordance with the vote indicated by the Guidelines;
     - vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the client, are reasonably documented and are approved by the General Counsel; or
     - direct ISS to vote in accordance with its independent assessment of the matter.

PROXY POLICY COMMITTEE

     The administration of these proxy policies and procedures is governed by a Proxy Policy Committee (the "Committee") currently comprising five members. There are two fixed members of this Committee and three rotating members. The fixed members are the Director of Equity Research (or if there is none, an investment professional designated by the Chief Investment Officer--Equities) and the Counsel from the Legal Department responsible for proxy related matters. The remaining three members are investment professionals designated from time to time on a rotating basis by the Chief Investment Officer--Equities ("CIO"). Rotating members serve on the Committee for a term of one year. The Director of Equity Research (or the CIO's designee, as applicable) serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

     The Committee has regular meetings semi-annually, and may meet other times as deemed necessary by the Chair or any member of the Committee. At each regular meeting, the Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Committee will review any "Special Votes" and "Exceptions" (each as described below) that have occurred since the previous meeting of the Committee.

     On all matters, the Committee will make its decisions by a vote of a majority of the members of the Committee. Any matter for which there is no majority agreement among members of the Committee shall be referred to the CIO and the firm's General Counsel for a joint decision.

PROXY VOTING PROCEDURES

     State Street Research has retained Institutional Shareholder Services, Inc. ("ISS") to vote proxies for the accounts of our clients. ISS prepares research reports on most matters submitted to a shareholder vote and also provides voting services to institutions such as State Street Research. ISS receives a daily electronic feed of all holdings in State Street Research voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted for State Street Research client shares owned. As a result of the firm's decision to use ISS, there is generally no physical handling of proxies by State Street Research personnel. State Street Research has a designated ISS contact person within the Corporate Actions group of Investment Administration and Operations ("IA&O") who serves as liaison between State Street Research and ISS.

     The attached Proxy Voting Guidelines (the "Guidelines") state the general view and expected vote of State Street Research under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from State Street Research, ISS will automatically vote in accordance with the Guidelines. However, the Guidelines are just that--guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients' best interests as described below with respect to "Exceptions." State Street Research votes all securities based upon the guiding principle of seeking the maximization of economic value to our clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.

     Well in advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that ISS has prepared on the vote. Personnel in IA&O access the web site daily and download this information. Issues that are not specifically addressed by the Guidelines, including major corporate actions such as mergers and acquisitions ( "Special Votes") are not automatically voted by ISS but are referred by ISS to State Street Research for a voting decision.

     Through its web site, ISS notifies State Street Research of all upcoming Special Votes, and such matters are immediately forwarded by IA&O to the Equity Department Analyst who covers the issuer in question, or if there is no covering analyst for a particular issuer or if the covering analyst is not available prior to the deadline for the relevant Special Vote, to the portfolio manager with the largest holdings of that issuer. In most cases, the covering analyst or relevant portfolio manager will make the decision as to the appropriate vote for any particular Special Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her, including any recommendation made by ISS, in his or her discretion. The analyst or portfolio manager, as applicable, will inform the Chair of the Committee and IA&O of any such voting decision, and if the Chair does not object to such decision, IA&O will instruct ISS to vote the shares in such manner. The Chair has the discretion at all times, including in cases where the Chair has any questions about a particular voting decision or the analyst or portfolio manager is unable to arrive at a decision, to intervene in any decision regarding a Special Vote. In such regard, the Chair may take any such action he or she deems appropriate, including requesting additional analysis on the Special Vote, overriding the decision of the analyst or portfolio manager, or calling a special meeting of the entire Proxy Policy Committee to review the issues and arrive at a decision. In all cases, regardless of whether the ultimate voting decision with respect to any Special Vote is made by the analyst, the portfolio manager, the Chair or the entire Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings. If for any reason, no voting decision is made with respect to any particular Special Vote, or if IA&O has not otherwise received any direction in accordance with these policies and procedures as to how to instruct ISS to vote our shares prior to the relevant voting deadline for any Special Vote, IA&O will instruct ISS to vote all of our shares in accordance with ISS's independent assessment of the matter.

     If at any time a portfolio manager or covering analyst becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an "Exception"), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Committee as soon as possible prior to the relevant voting deadline for such matter. In most cases, the Chair of the Committee, along with the covering analyst and relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by ISS, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Policy Committee. The full Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings.

RECORD KEEPING

     State Street Research maintains records of all proxies voted in accordance with Section 204-2 of the Advisors Act. As required and permitted by Rule 204-2(c) under the Advisors Act, the following records are maintained:

     -   a copy of these policies and procedures;

     - proxy statements received regarding client securities are maintained by the firm or ISS unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case the firm relies on such electronic copies on EDGAR;

     - a record of each vote cast is maintained by ISS, and such records are accessable to designated State Street Research personnel at any time;

     - a copy of any document created by State Street Research that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     - each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                             PROXY VOTING GUIDELINES

                                   April 2003

                           ISSUE                                                     SSRM PROXY VOTING GUIDELINE
AUDITOR ISSUES:

Shareholder proposals requiring companies to prohibit their      Generally, follow ISS recommendation, which reviews on a case-
auditors from engaging in non-audit                              by-case basis.
services (or cap level basis. of non-audit services).

Audit fees vs. Non-audit fees                                    Generally, vote against auditors and withhold
                                                                 votes from audit committee members if non-audit
                                                                 fees are greater than audit fees, audit-related
                                                                 fees, and permitted tax fees combined.

Shareholder proposals requiring shareholders' votes for audit    Generally, in favor.
firm ratification.

Shareholder proposals requesting companies to rotate audit       Generally, in favor unless required rotation period is less than
firms periodically                                               five years

DIRECTOR ISSUES:

Staggered (Classified) Board                                     Generally, not in favor.

Management Proposal to Remove Directors                          Generally, no objection.

Management Proposals for Filling Board Vacancies                 Generally, no objection.

Nominating and Other Board Committees Composed of                Generally, in favor
Independent Directors

Resolutions Requiring that at least a Majority, and up to        Generally, in favor.
2/3, of the Board be Composed of Independent Directors

Director Liability Amendment                                     Generally, no objection.

Directors Not Liable For Gross Negligence                        Generally, not in favor.

Director Attendance                                              Minimum acceptable attendance is no less than 75% of all meetings without a valid excuse. Votes will be withheld from directors not meeting this standard.

                           ISSUE                                                     SSRM PROXY VOTING GUIDELINE
Management proposals requesting reelection of insiders or        Generally, withholdCvote from any insiders or affiliated outsiders
on affiliated directors who serve and audit, compensation        on audit, compensation, nominating committees.
or nominating committees.

Single-slate board elections (Canada)                            Generally, not in favor.

Separation of chairman and chief executive posts                 Generally, in favor.

SHARE AND VOTING ISSUES:

Additional Share Authorization                                   Generally, no objection.

Anti-Greenmail Resolutions                                       Generally, no objection.

Cumulative Voting                                                Generally, not in favor.

Preemptive Rights Removal                                        Generally, no objection.

Poison Pill                                                      Generally, not in favor. (But do generally favor Canadian Poison
                                                                 Pills)

Dual Class Capitalization                                        Generally, not in favor.

Supermajority Requirements                                       Generally, not in favor.

Fair Price Amendments                                            Case-by-case review.

Shareholder Disenfranchisement                                   Generally, not in favor.

Secret/Confidential Voting                                       Generally, not in favor.

MANAGEMENT ISSUES:

Golden Parachutes                                                Generally, not in favor.

Incentive Stock Option Plans                                     Generally follow ISS recommendation, which reviews on a case by case basis.

Requiring all stock options to be performance-based.             Generally, follow ISS recommendation, which reviews on a case-by-
                                                                 case basis.

Requiring the expensing of stock option awards.                  Generally, not in favor.

Shareholder proposals seeking to ban stock sales by              Generally, not in favor.
executives by establishing holding periods.

                           ISSUE                                                     SSRM PROXY VOTING GUIDELINE
Shareholder proposals requesting to ban executive stock          Generally, not in favor
options.

Shareholder proposal requiring companies to report on their      Generally, in favor.
executive retirement benefits (deferred compensation,
split-dollar life insurance, SERPs, and pension benefits.

Shareholder proposal requiring shareholder approval of           Generally, follow ISS recommendation, which reviews on a case-by
extraordinary pension benefits for senior executives under       -case basis.
the company's SERP.

IRS Reg. 162(m) Plans                                            Vote for if the plan specifies the types of goals to be used by the
                                                                 162(m) Plan Committee.

MISCELLANEOUS:

State of Incorporation Change                                    Vote for if there is no reduction of shareholder rights.

Shareholder proposal requiring offshore companies to             Generally, not in favor.
reincorporate into the United States.

Blanket Authority On Unspecified Business                        Generally, not in favor.

Social/Political Issues                                          Vote against unless there is a measurable economic benefit to the
                                                                 Company.

Shareholder proposal requiring companies to give                 Generally, follow ISS recommendation, which reviews on a case-
shareholders access to the proxy ballot for the purpose of       by-case basis.
nominating board members.

Postpone/reschedule meeting regarding board approved mergers     Vote for if we favor the merger, against if we oppose the
                                                                 transaction.

If any article is unusually complicated or is a departure from simple issues, the article is always considered on a case-by-case basis.

State Street Research will, where it deems it appropriate, monitor a company's activities and/or undertake an active dialogue with corporate management and others to encourage the adoption of organizational policies and practices which we believe will be to the ultimate economic benefit of our clients including, if the client is an employee benefit plan, that plan's participants and their beneficiaries.

                              PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Securian Casualty Company
     Northstar Life Insurance Company (New York)
     The Ministers Life Insurance Company
     Personal Finance Company (Delaware)
     Enterprise Holding Corporation

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Wholly-owned subsidiaries of Securian Financial Services, Inc.:

     MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts) MIMLIC Insurance Agency of Texas, Inc. (Texas)
     Ascend Insurance Agency of Nevada, Inc. (Nevada)
     Ascend Insurance Agency of Oklahoma, Inc. (Oklahoma)
     Worthmark Financial Services, LLC (Delaware)

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Concepts in Marketing Research Corporation
     Lafayette Litho, Inc.
     DataPlan Securities, Inc. (Ohio)
     MIMLIC Imperial Corporation
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.
     Ministers Life Resources, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

     Securian Financial Network, Inc. (Alabama)
     Securian Financial Network, Inc. (Nevada)
     Securian Financial Network, Inc. (Oklahoma)
     Securian Financial Network, Inc. (Texas)

Majority-owned subsidiaries of Minnesota Life Insurance Company:

     MIMLIC Life Insurance Company (Arizona)
     Advantus Cornerstone Fund, Inc.
     Advantus Enterprise Fund, Inc.
     Advantus International Balanced Fund, Inc.
     Advantus Venture Fund, Inc.
     Advantus Real Estate Securities Fund, Inc.



Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

     C.R.I. Securities, Inc.

Less than 25% owned subsidiaries of Minnesota Life Insurance Company:

     Advantus Money Market Fund, Inc.
     Advantus Horizon Fund, Inc.
     Advantus Spectrum Fund, Inc.
     Advantus Mortgage Securities Fund, Inc.
     Advantus Bond Fund, Inc.
     Advantus Index 500 Fund, Inc.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 25.  INDEMNIFICATION

     The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Section 17(h) of the Investment Company Act of 1940 provides that neither the charter, certificate of incorporation, articles of association, indenture of trust, nor the by-laws of any registered investment company, nor any other instrument pursuant to which such a company is organized or administered, shall contain any provisions which protects or purports to protect any director or officer of such company against any liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office. The staff of the Securities and Exchange Commission has stated that it is of the view that an indemnification provision does not violate Section 17(h) if it precludes indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties ("Disabling conduct") and sets forth reasonable and fair means for determining whether indemnification shall be made. In the staff's view, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors") or (b) an independent legal counsel in a written opinion. The dismissal of either a court action or administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would, in the staff's view, provide reasonable assurance that he was not liable by reason of disabling conduct. The staff also believes that a determination by the vote of a majority of a quorum of disinterested, non-party directors would provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Information Regarding Adviser and Subadviser Under Advisory Arrangements. Reference is made to the Form ADV of Waddell & Reed Ivy Investment Company, the Adviser and Business Manager to the Registrant.

The list required by this Item 26 of officers and directors of Waddell & Reed Ivy Investment Company, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of such firm's Form ADV.

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.
          Advantus Money Market Fund, Inc.
          Advantus Bond Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.
          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.
          Advantus Real Estate Securities Fund, Inc.
          Variable Fund D
          Variable Annuity Account
          Minnesota Life Variable Life Account
          Minnesota Life Variable Universal Life Account
          Northstar Life Variable Universal Life Account

     (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:


                                        Positions and                  Positions and
Name and Principal                      Offices                        Offices
Business Address                        with Underwriter               with Registrant
----------------                        ----------------               ---------------
Robert E. Hunstad                       Director                       None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

George I. Connolly                      President, Chief               None
Securian Financial Services, Inc.       Executive Officer and
400 Robert Street North                 Director
St. Paul, Minnesota 55101


Loyall E. Wilson                        Vice President,                None
Securian Financial Services, Inc.       Chief Compliance
400 Robert Street North                 Officer and Secretary
St. Paul, Minnesota 55101

Dennis E. Prohofsky                     Director                       None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Peter D. Seltz                          Vice President,                None
Securian Financial Services, Inc.       Sales and Marketing
400 Robert Street North
St. Paul, Minnesota 55101

Michael J. Jorgenson                    Vice President and Chief       None
Securian Financial Services, Inc.       Operating Officer
400 Robert Street North
St. Paul, Minnesota 55101

Lynda S. Czarnetzki                     Treasurer                      None
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Kimberly K. Carpenter                   Assistant Secretary            None
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Allen L. Peterson                       Assistant Secretary            None
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101



          (a)  Not applicable.




ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The physical possession of the accounts, books and other documents required to be maintained by Section 3(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101; and by Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217 except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by the following custodian:

          Wells Fargo Bank Minnesota
          Sixth Street and Marquette Avenue
          Minneapolis, Minnesota 55479

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                     SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 1st day of December, 2003.

                                   ADVANTUS CORNERSTONE FUND, INC.
                                   Registrant

                                   By      /s/ Dianne M. Orbison
                                           ------------------------------
                                           Dianne M. Orbison, President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Dianne M. Orbison              President (principal      December 1, 2003
--------------------------         executive officer)
  Dianne M. Orbison



/s/ Gary M. Kleist                 Treasurer (principal      December 1, 2003
--------------------------         financial and
Gary M. Kleist                     accounting officer)



  Ralph D. Ebbott*            Director)
--------------------------
  Ralph D. Ebbott                     )

  William N. Westhoff*        Director)               By /s/ Dianne M. Orbison
--------------------------                            ------------------------
  William N. Westhoff                 )                Dianne M. Orbison
                                      )                 Attorney-in-Fact
  William C. Melton*          Director)
--------------------------
  William C. Melton                   )             Dated: December 1, 2003
                                      )
                                      )
  Ellen S. Berscheid*         Director)
--------------------------
  Ellen S. Berscheid                  )

-------------------


*Registrant's director executing power of attorney dated July 25, 2002, a copy of which is filed herewith.

                           ADVANTUS CORNERSTONE FUND, INC.
                                    EXHIBIT INDEX

Exhibit Number and Description:

(a)       Articles of Incorporation for the Registrant. (1)

(b)       Bylaws of the Registrant. (1)

(b)(1)    Amendment of Bylaws.(4)

(c)       Not applicable.

(d)(1) Prior Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant, effective May 1, 2000.(4)

(d)(2) Current Investment Advisory Agreement between Waddell & Reed Ivy Investment Company and the Registrant, effective August 20, 2003

(e)(1) Underwriting and Distribution Agreement between the Registrant and Ascend Financial Services, Inc. (2)

(e)(2) Form of Dealer Sales Agreement between Securian Financial Services, Inc., principal underwriter for the Registrant, and dealers. (6)

(f)       Not applicable.

(g) Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A. (3)

(h)(1) Shareholder and Administrative Services Agreement between the Registrant and Minnesota Life Insurance Company. (5)

(h)(2) Schedule A to the Shareholder and Administrative Services Agreement between the Registrant and Minnesota Life Insurance Company. (6)

(i)       Opinion and Consent of Dorsey & Whitney LLP.

(j)       Consent of KPMG LLP.


(k)       Not applicable.

(l)(1) Letter of Investment Intent regarding the Registrant's initial capital from MIMLIC Asset Management Company. (1)

(l)(2) Letter of Investment Intent regarding the Registrant's initial capital from The Minnesota Mutual Life Insurance Company. (1)

(m)(1)    Plan of Distribution for Class A shares of the Registrant. (2)

(m)(2)    Plan of Distribution for Class B shares of the Registrant. (1)

(m)(3)    Plan of Distribution for Class C shares of the Registrant. (1)

(n)       Multiple Class Plan pursuant to Rule 18f-3. (2)

(p)       Code of Ethics. (6)

(q) Power of Attorney to sign Registration Statement executed by Directors of Registrant.
-------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 26, 1996.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed December 3, 1998.

(3) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 13, 2000.

(4) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed March 1, 2000.

(5) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed November 30, 2000.

(6) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed September 26, 2002.